                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

================================================================================




                              LIQUIDITY AGREEMENT


                                     Among

                                  FCTR, INC.,
                                  as Borrower


                        CERTAIN FINANCIAL INSTITUTIONS
                           as the Liquidity Lenders


                                      and


                                CITIBANK, N.A.
                          as the Liquidity Agent for
                             the Liquidity Lenders


                          Dated as of August 7, 1997



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                              Page
                                                                                              ----
                  ARTICLE I. Definitions and Accounting Terms
                             --------------------------------

SECTION 1.1.   Definitions....................................................................   1
               -----------
SECTION 1.2.   Cross-References...............................................................   1
               ----------------
SECTION 1.3.   Accounting and Financial Determinations; No Duplication........................   2
               -------------------------------------------------------

                      ARTICLE II. Commercial Paper Operations
                                  ---------------------------

SECTION 2.1.   Issuance of Commercial Paper Notes.............................................   2
               ----------------------------------
SECTION 2.2.   Conditions to the Issuance of Commercial Paper Notes...........................   3
               ----------------------------------------------------
SECTION 2.3.   Commercial Paper Notes.........................................................   4
               ----------------------
SECTION 2.4.   Commercial Paper Account; Payment of Commercial Paper Notes....................   4
               -----------------------------------------------------------
SECTION 2.5.   Cash Reserve Account...........................................................   5
               --------------------

    ARTICLE III.   Liquidity Commitments, Borrowing Procedures, Liquidity Advances and Notes
                   -------------------------------------------------------------------------

SECTION 3.1.   Liquidity Commitments..........................................................   5
               ---------------------
SECTION 3.2.   Liquidity Lenders Not Required To Make Certain Liquidity Advances..............   6
               -----------------------------------------------------------------
SECTION 3.3.   Termination and Reduction of the Liquidity Commitments.........................   7
               ------------------------------------------------------
SECTION 3.4.   Increase of the Aggregate Liquidity Commitment.................................   7
               ---------------------------------------------
SECTION 3.5.   Extensions of Scheduled Liquidity Commitment Termination Date..................   7
               -------------------------------------------------------------
SECTION 3.6.   Borrowing Procedures...........................................................   8
               --------------------
SECTION 3.7.   Disbursement of Funds..........................................................  10
               ---------------------
SECTION 3.8.   Continuation and Conversion Elections..........................................  11
               -------------------------------------
SECTION 3.9.   LIBOR Funding..................................................................  11
               -------------
SECTION 3.10.  Liquidity Advance Notes........................................................  11
               -----------------------

         ARTICLE IV. Repayments, Prepayments, Interest and Fees, etc.
                     -----------------------------------------------

SECTION 4.1.   Repayments and Prepayments.....................................................  12
               --------------------------
SECTION 4.2.   Interest Provisions............................................................  13
               -------------------
SECTION 4.3.   Payments of Interest...........................................................  14
               --------------------
SECTION 4.4.   Computation Basis..............................................................  14
               -----------------
SECTION 4.5.   Fees...........................................................................  15
               ----

                   ARTICLE V. Certain LIBOR and Other Provisions
                              ----------------------------------

SECTION 5.1.   LIBOR Lending Unlawful.........................................................  15
               ----------------------
SECTION 5.2.   Deposits Unavailable...........................................................  15
               --------------------
SECTION 5.3.   Increased Costs, etc...........................................................  16
               --------------------
SECTION 5.4.   Funding Losses.................................................................  16
               --------------
SECTION 5.5.   Increased Capital Costs........................................................  17
               -----------------------
SECTION 5.6.   Taxes..........................................................................  17
               -----
SECTION 5.7.   Payments, Computations, etc....................................................  19
               ---------------------------
SECTION 5.8.   Sharing of Payments............................................................  19
               -------------------

                                      (i)

SECTION 5.9.  Replacement of Liquidity Lenders............................................  20
              --------------------------------
SECTION 5.10. Order and Priority..........................................................  21
              ------------------

                       ARTICLE VI. Conditions Precedent
                                   --------------------

SECTION 6.1.  Conditions to Effectiveness.................................................  21
              ---------------------------
SECTION 6.2.  Conditions to the Making of Each Revolving Advance..........................  24
              --------------------------------------------------
SECTION 6.3.  Conditions Precedent to the Making of Each Refunding Advance................  25
              ------------------------------------------------------------

                  ARTICLE VII. Representations and Warranties
                               ------------------------------

SECTION 7.1.  Organization; Ownership; Power; Qualification...............................  26
              ---------------------------------------------
SECTION 7.2.  Authorization...............................................................  26
              -------------
SECTION 7.3.  Enforceability..............................................................  26
              --------------
SECTION 7.4.  Approvals...................................................................  26
              ---------
SECTION 7.5.  Financial Information; Financial Condition..................................  26
              ------------------------------------------
SECTION 7.6.  Litigation; Compliance with Laws............................................  27
              --------------------------------
SECTION 7.7.  Employee Benefit Plans......................................................  27
              ----------------------
SECTION 7.8.  Tax Filings.................................................................  27
              -----------
SECTION 7.9.  No Material Misstatements...................................................  28
              -------------------------
SECTION 7.10. Investment Company Act; Public Utility Holding Company Act; Securities
              ----------------------------------------------------------------------
                     Act..................................................................  28
                     ---
SECTION 7.11. Margin Regulations..........................................................  28
              ------------------
SECTION 7.12. Ownership; Subsidiaries.....................................................  28
              -----------------------
SECTION 7.13. Solvency....................................................................  29
              --------
SECTION 7.14. Title to Assets; Security Interests.........................................  29
              -----------------------------------
SECTION 7.15. Burdensome Provisions.......................................................  29
              ---------------------
SECTION 7.16. Proceeds....................................................................  29
              --------
SECTION 7.17. Business Location; Trade Names..............................................  29
              ------------------------------
SECTION 7.18. Collateral Agreement........................................................  29
              --------------------
SECTION 7.19. No Material Adverse Change..................................................  30
              --------------------------
SECTION 7.20. Other Representations.......................................................  30
              ---------------------

                                ARTICLE VIII. Covenants
                                              ---------

SECTION 8.1.  Affirmative Covenants.......................................................  30
              ---------------------
SECTION 8.2.  Negative Covenants..........................................................  32
              ------------------

                            ARTICLE IX. Amortization Events
                                        -------------------

SECTION 9.1.  Amortization Event..........................................................  35
              ------------------
SECTION 9.2.  Action upon Amortization Event..............................................  37
              ------------------------------
SECTION 9.3.  Limited Amortization Events.................................................  37
              ---------------------------
SECTION 9.4.  Action upon Limited Amortization Event......................................  38
              --------------------------------------

                            ARTICLE X. The Liquidity Agent
                                       -------------------

SECTION 10.1. Actions.....................................................................  38
              -------
SECTION 10.2. Collateral Agreement........................................................  39
              --------------------
SECTION 10.3. Exculpation.................................................................  39
              -----------

                                      (ii)

SECTION 10.4.  Successor..................................................................   39
               --------
SECTION 10.5.  Liquidity Advances by Citibank.............................................   40
               ------------------------------
SECTION 10.6.  Credit Decisions...........................................................   40
               ----------------
SECTION 10.7.  Copies, etc................................................................   40
               -----------

                         ARTICLE XI. Miscellaneous Provisions
                                     ------------------------

SECTION 11.1.  Waivers, Amendments, etc...................................................   41
               ------------------------
SECTION 11.2.  Notices....................................................................   42
               -------
SECTION 11.3.  Payment of Costs and Expenses..............................................   42
               -----------------------------
SECTION 11.4.  Indemnification............................................................   43
               ---------------
SECTION 11.5.  Survival...................................................................   44
               --------
SECTION 11.6.  Severability...............................................................   44
               ------------
SECTION 11.7.  Headings...................................................................   44
               --------
SECTION 11.8.  Execution in Counterparts..................................................   44
               -------------------------
SECTION 11.9.  Governing Law; Entire Agreement............................................   44
               -------------------------------
SECTION 11.10. Successors and Assigns.....................................................   44
               ----------------------
SECTION 11.11. Assignments and Participations.............................................   44
               ------------------------------
SECTION 11.12. Other Transactions.........................................................   47
               ------------------
SECTION 11.13. Bankruptcy Petition Against Finco..........................................   48
               ---------------------------------
SECTION 11.14. No Recourse................................................................   48
               -----------
SECTION 11.15. Survival of Representations and Warranties.................................   48
               ------------------------------------------
SECTION 11.16. Confidentiality............................................................   48
               ---------------
SECTION 11.17. Jurisdiction; Consent to Service of Process................................   49
               -------------------------------------------
SECTION 11.18. Waiver of Jury Trial.......................................................   49
               --------------------
SECTION 11.19. Waiver of Set-Off..........................................................   49
               -----------------

Exhibits
--------

EXHIBIT A        -      Form of Revolving Liquidity Advance Note
EXHIBIT B        -      Form of Refunding Liquidity Advance Note
EXHIBIT C        -      Form of Borrowing Request
EXHIBIT D        -      Form of Continuation/Conversion Notice
EXHIBIT E-1      -      Form of Assignment and Acceptance Agreement
EXHIBIT E-2      -      Form of Administrative Questionnaire
EXHIBIT F        -      Form of Closing Date Certificate
EXHIBIT G        -      Form of Loan Agreement
EXHIBIT H        -      Form of Collateral Agreement
EXHIBIT I        -      Form of Depositary Agreement
EXHIBIT J        -      Form of Dealer Agreement
EXHIBIT K        -      Form of Liquidity Commitment Agreement
EXHIBIT L        -      Form of Lease
EXHIBIT M-1      -      Form of WF&G General Corporate Opinion
EXHIBIT M-2      -      Form of WF&G Substantive Consolidation and
                        True Lease Opinion
EXHIBIT N        -      Form of Perfection Opinion
EXHIBIT O        -      Form of Issuance Certificate
EXHIBIT P        -      Form of Custody Agreement

Annexes
-------
                                     (iii)

ANNEX A          -    Definitions
ANNEX B          -    Disclosure Materials

Schedules
---------

Schedule 7.14    -    Leased Properties
Schedule 7.18    -    Financing Statement Filings
Schedule 11.11   -    Non-Participating Banks

                                     (iv)

                             LIQUIDITY AGREEMENT, dated as of August 7, 1997 (as
                      amended, supplemented, restated or otherwise modified from time to time, this "Agreement"), among FCTR, INC., a Delaware corporation ("Finco"), the financial institutions listed on the signature pages hereof under the heading "Liquidity Lenders" (each such financial institution, together with each of the financial institutions that has become party hereto pursuant to Section 11.11 being a "Liquidity Lender" and, collectively, the "Liquidity Lenders") and CITIBANK, N.A., a national banking association ("Citibank"), as liquidity agent (in such capacity, together with any successors and assigns thereto, the "Liquidity Agent") for the Liquidity Lenders.

                                            W I T N E S S E T H :

               WHEREAS Finco proposes to make Loans (such capitalized term, together with all other capitalized terms used herein, shall have the meaning assigned thereto in Section 1.01) to Leasco pursuant to the Loan Agreement, the proceeds of which are to be used by Leasco to make Repayment Distributions to TRS and to purchase Vehicles from authorized dealers of Manufacturers or to finance Vehicles previously purchased by Leasco;

               WHEREAS Finco proposes to issue and sell its Commercial Paper Notes in the commercial paper market and use the net proceeds thereof to, among other things, make Loans;

               WHEREAS Finco desires to obtain Liquidity Commitments from the Liquidity Lenders to make Liquidity Advances in an aggregate principal amount not to exceed the Aggregate Liquidity Commitment at any one time outstanding to Finco from time to time prior to the Liquidity Commitment Termination Date; and

               WHEREAS the Liquidity Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article VI), to provide such Liquidity Commitments and make such Liquidity Advances to Finco.

               NOW, THEREFORE, the parties hereto agree as follows:

                                  ARTICLE I.

                       Definitions and Accounting Terms
                       --------------------------------

               SECTION 1.1. Definitions. Capitalized terms used but not defined
                            -----------
herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List, dated as of the Closing Date and annexed hereto as Annex A, as such Definitions List may be amended or modified from time to time in accordance with the provisions hereof (the "Definitions List").

               SECTION 1.2. Cross-References. Unless otherwise specified,
                            ----------------
references in this Agreement and in each other Related Document to any Article or Section are references to such Article or Section of this Agreement or such other Related Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

               SECTION 1.3. Accounting and Financial Determinations; No
                            -------------------------------------------
Duplication. Unless otherwise specified, (i) all accounting terms used herein
-----------
shall be interpreted, all accounting determinations and computations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in conformity with GAAP, and (ii) all accounting determinations and computations hereunder or under any other Related Documents shall be made without duplication; provided that if any change in GAAP itself materially affects any such determination, computation or financial statement, Finco may by notice to the Liquidity Agent and the Agent, or alternatively the Liquidity Agent or the Agent may by notice to Finco, require that any such determination, computation or financial statement thereafter be made in accordance with GAAP as in effect, and applied by Finco, immediately before such change in GAAP occurs. Each of the Liquidity Agent, Finco and the Agent agrees to enter into negotiations in good faith to modify the financial representations and covenants and other applicable provisions contained herein in a manner which reflects any such change in GAAP without adversely affecting the rights of the Liquidity Agent, the Liquidity Lenders and the Agent.

                                  ARTICLE II.

                          Commercial Paper Operations
                          ---------------------------

               SECTION 2.1. Issuance of Commercial Paper Notes. On the terms and
                            ----------------------------------
subject to the provisions of this Agreement and the other Related Documents, Finco may from time to time on or after the Closing Date and prior to the Liquidity Commitment Termination Date, issue and sell Commercial Paper Notes; provided, however, that Finco shall not issue and sell Commercial Paper Notes
--------  -------
if:


               (a) Finco and the Depositary have received instructions then in effect from the Liquidity Agent (copies of which will also be sent to the Dealers), given in accordance with this Section 2.01, not to issue or deliver Commercial Paper Notes because (i) the Liquidity Commitment Termination Date shall have occurred, or (ii) the Commercial Paper Account or any funds on deposit in, or otherwise to the credit of, the Commercial Paper Account shall be subject to any stay, writ, judgment, warrant of attachment, execution or similar process; provided, however,
                                                             --------  -------
        that if any such stay, writ, judgment, warrant of attachment, execution or similar process is removed or dismissed, Finco may recommence the issuance and sale of Commercial Paper Notes;

               (b) the issuance of Commercial Paper Notes is prohibited by any of Sections 2.02, 9.02 or 9.04 hereof, Sections 3(b) or 10(c) of the Depositary Agreement or Section 5.01 of the Collateral Agreement;

               (c) after giving effect to such issuance and the use of proceeds thereof, a Borrowing Base Deficiency would exist;

               (d) after giving effect to such issuance and the use of proceeds thereof, the weighted average interest rate of the Outstanding Commercial Paper Notes and Liquidity Advances would be in excess of 12% per annum, unless (i) Finco and the Liquidity Agent shall have given their written consent to a weighted average interest rate in excess of 12% per annum and (ii) the Rating Agencies shall have confirmed that such weighted average interest rate will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes; provided, however, that if the ratings of the Commercial Paper
                  --------  -------
     Notes by S&P and Moody's will be less than A-1 and Prime-1, respectively, after giving effect to such weighted average interest rate in excess of 12% per annum, such Commercial Paper Notes will not be issued unless the Majority Banks shall have given their written consent thereto. Finco shall notify the Liquidity Agent and the Agent in writing no later than 11:00 a.m., New York City time, on any Business Day on which the weighted average interest rate of the Outstanding Commercial Paper Notes and Liquidity Advances exceeds 12% per annum.

Finco further agrees that it will not issue Commercial Paper Notes if Finco and the Depositary shall have received instructions then in effect from the Liquidity Agent that any of the conditions set forth in clauses (b) through (d) of this Section 2.01 shall be true. Further, the Liquidity Agent shall have no obligation to deliver any such instructions or any instructions set forth in clause (a) of this Section 2.01 except upon the instructions of the Majority Banks and any delivery by the Liquidity Agent of any such instructions shall be subject to the provisions of Section 10.03 and the rights of the Liquidity Agent thereunder and shall not relieve Finco, the Agent or the Depositary of any of their respective obligations under any Related Document or with respect to the issuance of Commercial Paper Notes. Any instructions from the Liquidity Agent to Finco and the Depositary in accordance with this Section 2.01 shall specify the reason(s) to cease issuing and delivering Commercial Paper Notes. Without prior instruction as set forth above, the Liquidity Agent agrees that it shall only instruct Finco and the Depositary not to issue and sell Commercial Paper Notes if there shall have occurred an event described in subclause (i) of clause (a) of this Section 2.01. Concurrently with the giving of any such instructions to Finco and the Depositary, the Liquidity Agent shall give notice thereof to the Liquidity Lenders, the Agent, the Dealers, and the rating agency or agencies known to it to have provided investment ratings with respect to the Commercial Paper Notes, but failure to do so shall not impair the effect of such instructions and the giving of such notice shall be subject to Section 10.03.

               SECTION 2.2. Conditions to the Issuance of Commercial Paper
                            ----------------------------------------------
Notes. The right of Finco to issue Commercial Paper Notes (whether such
-----
Commercial Paper Notes are to be issued to refinance Commercial Paper Notes maturing on the day such Commercial Paper Notes are to be issued or to increase the Aggregate Face Amount over that of the preceding day) is subject to the satisfaction of the following conditions:

               (a) Representations and Warranties. On the date of the issuance
                   ------------------------------
     of any Commercial Paper Note and after giving effect thereto, the representations and warranties of Finco set forth in Article VII hereof, and in all other Related Documents to which Finco is a party, shall be true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) as of such earlier date).

               (b) No Amortization Event.  (i) No Amortization Event shall have
                   ---------------------
     occurred and be continuing; and

                   (ii) such issuance of Commercial Paper Notes shall not be prohibited by Section 9.04 relating to Limited Amortization Events.

               (c) Available Liquidity Commitment. At the time of the issuance
                   ------------------------------
        of each Commercial Paper Note and after giving effect thereto and to the use of proceeds thereof on such day, the Aggregate Liquidity Commitment shall be equal to or greater than the sum of the Aggregate Outstanding CP and the aggregate principal amount of Liquidity Advances Outstanding
           ---
        net of any amounts on deposit at such time in the Collateral Account set aside for the repayment of the principal of Liquidity Advances.

               (d) No Borrowing Base Deficiency. With respect to the issuance of
                   ----------------------------
        any Commercial Paper Note, a Borrowing Base Deficiency shall not exist and the issuance of such Commercial Paper Note, after giving effect to the repayment of any Commercial Paper Notes and Liquidity Advances made with the proceeds thereof, would not result in a Borrowing Base Deficiency.

               (e) Issuance Certificate. The Liquidity Agent shall have received
                   --------------------
        an Officer's Certificate in the form of Exhibit O hereto, dated the date of such issuance and duly executed and delivered by an Authorized Officer of Finco.

               (f) Attachment. At the time of such issuance, Finco shall not
                   ----------
        have received notice that any of the Accounts or the Commercial Paper Account or any funds on deposit in, or otherwise to the credit of any thereof have become subject to any stay, writ, judgment, warrant of attachment, execution or similar process; provided, however, that if any
                                                  --------  -------
        such stay, writ, judgment, warrant of attachment, execution or similar process is removed or dismissed, Finco may recommence the issuing of Commercial Paper Notes.

               (g) Cash Reserve. At the time of and after giving effect to such
                   ------------
        issuance, the amount of cash in the Cash Reserve Account shall be equal to or greater than 2.00% of Aggregate Outstandings.

               SECTION 2.3.  Commercial Paper Notes.   Finco agrees that each
                             ----------------------
promissory note constituting Commercial Paper Notes shall (a) be substantially in the form of Exhibit A to the Depositary Agreement or in the form of the Master Note attached as Exhibit E to the Depositary Agreement, and be completed in accordance with this Agreement and the Depositary Agreement (including any provisions for book-entry securities contained therein), (b) be dated the date of issuance thereof, (c) be made payable to the order of a named payee, (d) have a maturity date which shall not be later than the earlier of (i) three Business Days prior to the earliest of the Scheduled Liquidity Commitment Termination Date and (ii) the date which is 58 days after the date of issuance thereof, (e) be in a face amount of at least $100,000 and an integral multiple of $1,000, and
(f) be exempt from the registration requirements of the Act pursuant to Section 4(2) thereof. Subject to the provisions of the Depositary Agreement, all Commercial Paper Notes shall be delivered and issued against payment therefor in immediately available funds on the date of issuance, and otherwise in accordance with the terms of this Agreement and the Depositary Agreement.

               SECTION 2.4  Commercial Paper Account; Payment of Commercial
                            -----------------------------------------------
Paper Notes.  (a) Contemporaneously with the execution and delivery by
-----------
Finco of the Depositary Agreement, and for the purposes of this Agreement and the Depositary Agreement, Finco shall cause the Depositary to establish at its office at 120 Wall Street, New York, New York, 10043, a segregated trust account in its corporate trust department for the exclusive benefit of the Holders (the "Commercial Paper Account"), over which the Depositary shall have exclusive control and sole right of withdrawal.

               (b) Proceeds of the sale of Commercial Paper Notes shall be deposited in the Commercial Paper Account only to the extent necessary to pay matured and concurrently maturing Commercial Paper Notes, whether or not presented to the Depositary for payment; otherwise proceeds of the sale of Commercial Paper Notes shall be applied according to the terms of the Collateral Agreement.

               SECTION 2.5.  Cash Reserve Account.  (a) Contemporaneously with
                             --------------------
the execution and delivery by Finco of this Agreement, and for the purposes of this Agreement, Finco shall cause the Agent to establish at its office at 399 Park Avenue, 13th Floor, New York, New York, 10043, an interest bearing account for the exclusive benefit of the Holders, over which the Agent shall have exclusive control and sole right of withdrawal.

               (b) Money deposited in the Cash Reserve Account shall be applied and distributed in accordance with the Collateral Agreement.

                                 ARTICLE III.

                 Liquidity Commitments, Borrowing Procedures,
                 --------------------------------------------
                         Liquidity Advances and Notes
                         ----------------------------

               SECTION 3.1.  Liquidity Commitments.  Subject to and in
                             ---------------------
accordance with the terms and the conditions of this Agreement (including
Article VI), each Liquidity Lender severally and not jointly agrees to make Revolving Advances and Refunding Advances (relative to such Liquidity Lender, together with its Commitment Termination Date Liquidity Advance, its "Liquidity Advances"), to Finco pursuant to this Section 3.01.

               (a) Revolving Advance Commitment. Subject to and in accordance
                   ----------------------------
        with the terms and conditions hereof (including the terms and conditions set forth in Section 6.02), each Liquidity Lender severally and not jointly agrees to make, from time to time, on or before the earlier to occur of (i) such Liquidity Lender's Scheduled Liquidity Commitment Termination Date and (ii) the Revolving Advance Commitment Termination Date, advances for the purposes set forth in Section 3.01(c)(i) (relative to such Liquidity Lender, its "Revolving Advances") to Finco equal to such Liquidity Lender's Percentage of the aggregate amount of the Borrowing of Revolving Advances requested by Finco to be made on such day. On the terms and subject to the conditions hereof, Finco may from time to time borrow, prepay and reborrow Revolving Advances.

               (b) Refunding Advance Commitment. Subject to and in accordance
                   ----------------------------
        with the terms and conditions hereof (including the terms and conditions set forth in Section 6.03), each Liquidity Lender severally and not jointly agrees to make, from time to time, on or before such Liquidity Lender's Liquidity Commitment Termination Date, advances for the purposes set forth in Section 3.01(c)(ii) (relative to such Liquidity Lender (including its Commitment Termination Date Liquidity Advance), its "Refunding Advances") to Finco equal to (i) in the case of Refunding Advances (other than any Commitment Termination Date Liquidity Advance), such Liquidity Lender's Percentage of the aggregate amount of the Borrowing of Refunding Advances requested by Finco or the Agent, as attorney-in-fact for Finco, to be made on such day, and (ii) in the case of Commitment Termination Date Liquidity Advances, such Liquidity Lender's Percentage of the aggregate amount of the Commitment Termination Date Liquidity Advance on the date of such Commitment Termination Date Liquidity Advance. On the terms and subject to the conditions hereof, Finco may from time to time borrow, prepay and reborrow Refunding Advances (other than Commitment Termination Date Liquidity Advances).

               (c)    Use of Proceeds.  Proceeds from the Liquidity Advances
                      ---------------
        shall be applied by Finco as follows:

                      (i) Proceeds from each Revolving Advance shall be used by Finco to: (A) make Loans pursuant to the Loan Agreement or (B) repay matured Liquidity Advances (other than any Commitment Termination Date Liquidity Advance).

                      (ii) Proceeds of each Refunding Advance shall be deposited by Finco into the Commercial Paper Account and proceeds of each Commitment Termination Date Liquidity Advance shall be deposited by Finco into the Termination Advance Account, in each case, for the repayment of maturing Commercial Paper Notes.

        Finco shall not use the proceeds of any Liquidity Advance for any other purpose.

               SECTION 3.2. Liquidity Lenders Not Required To Make Certain
                            ----------------------------------------------
Liquidity Advances. (a) Revolving Advances. No Liquidity Lender shall be
------------------      ------------------
required to make a Revolving Advance to the extent that if after giving effect to such Revolving Advance, (i) the aggregate principal amount of all Liquidity Advances Outstanding would exceed the Aggregate Liquidity Commitment, or (ii) the aggregate principal amount of such Liquidity Lender's Liquidity Advances Outstanding would exceed such Liquidity Lender's Liquidity Commitment.

               (b) Refunding Advances. No Liquidity Lender shall be required
                   ------------------
        to make a Refunding Advance to the extent that if after giving effect to such Refunding Advance (i) the aggregate principal amount of all Liquidity Advances Outstanding would exceed the Aggregate Liquidity Commitment or (ii) the aggregate principal amount of such Liquidity Lender's Liquidity Advances Outstanding would exceed such Liquidity Lender's Liquidity Commitment.

               (c) Failure To Fund. The provisions of this Section 3.02(c) shall
                   ---------------
        only be operative at any time when the number of Liquidity Lenders whose respective Liquidity Commitments have not expired or been terminated shall exceed ten in the aggregate. Subject to Sections 3.02(a) and (b), in the event that one or more Liquidity Lenders fails to fund its or their Percentage of the Liquidity Advances to be provided by the Liquidity Lenders by 2:00 p.m., New York City time, on any Business Day (other than a Commitment Termination Date Liquidity Advance or a Revolving Advance the proceeds of which are to be used to repay maturing Liquidity Advances), the Liquidity Agent shall notify each of the other Liquidity Lenders not later than 3:00 p.m., New York City time, on such Business Day and each of the other Liquidity Lenders shall, before 5:00 p.m., New York City time, on such Business Day, make available to the Liquidity Agent at the Liquidity Agent's address specified for such purpose, in immediately available funds, a Liquidity Advance in a principal amount equal to such unfunded amount multiplied by a fraction, the numerator of which is the Liquidity Commitment of such Liquidity Lender and the denominator of which is the Aggregate Liquidity Commitment (less the Liquidity Commitments of the defaulting Liquidity Lenders); provided, however, that no Liquidity Lender will be required
                  --------  -------
        to make any Liquidity Advance to the extent that such Liquidity Advance would result in the aggregate principal amount of such Liquidity Lender's Liquidity Advances Outstanding exceeding such Liquidity Lender's Liquidity Commitment. After the Liquidity Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article VI, the Liquidity Agent will make such funds available to Finco by 5:45 p.m., New York City time. Any Liquidity Advance made pursuant to this Section 3.02(c) shall be a Base Rate Advance subject to conversion in accordance with the provisions of Section 3.08 hereof.

               SECTION 3.3.  Termination and Reduction of the Liquidity
                             ------------------------------------------
Commitments. (a) Finco may, upon at least three Business Days' prior written
-----------
notice to the Liquidity Agent (who shall give prompt written notice thereof to each Liquidity Lender, the Dealers and the Depositary), irrevocably terminate or reduce ratably in part the Aggregate Liquidity Commitment; provided, however,
                                                           --------  -------
that the Aggregate Liquidity Commitment shall not be reduced on any day in an amount such that the Aggregate Liquidity Commitment would be less than the Aggregate Outstandings on such day; and provided, further, that any partial
                                        --------  -------
reduction shall be at least $5,000,000 and in an integral multiple of $1,000,000. Any such reduction of the Aggregate Liquidity Commitment shall reduce ratably the Liquidity Commitment of each Liquidity Lender.

               (b) The Liquidity Agent shall give notice to the Dealers as to any change in the Aggregate Liquidity Commitment promptly after any reduction thereof.

               (c) No termination or reduction of the Aggregate Liquidity Commitment by Finco pursuant to this Section 3.03 shall be effective unless the Liquidity Agent or Finco shall have given notice to S&P and Moody's of such termination or reduction.

               SECTION 3.4.  Increase of the Aggregate Liquidity Commitment. The
                             ----------------------------------------------
Aggregate Liquidity Commitment may be increased from time to time to an amount greater than the amount of the Aggregate Liquidity Commitment on the Closing Date through the increase of a Liquidity Lender's Liquidity Commitment or the addition of one or more Eligible Liquidity Lenders as a party to this Agreement; provided, however, that no such increase shall become effective unless all of
--------  -------
following conditions shall have been satisfied:

               (a) Finco and the Liquidity Agent shall have given their written consent thereto;

               (b) such Liquidity Lender or Eligible Liquidity Lender, as the case may be, and Finco shall have executed and delivered to the Liquidity Agent a Liquidity Commitment Agreement; and

               (c) the Rating Agencies shall have confirmed in writing that such increase in the Aggregate Liquidity Commitment will not result in the downgrading below A-1 by S&P and Prime-1 by Moody's or withdrawal of the ratings of the Commercial Paper Notes.

               SECTION 3.5.  Extensions of Scheduled Liquidity Commitment
                             --------------------------------------------
Termination Date. (a) Finco may, no earlier than 60 days prior to each Liquidity
----------------
Lender's ate Scheduled Liquidity Commitment Termination Date, request that one or more Liquidity Lenders renew their respective Liquidity Commitments for an additional 364-day period. If a Liquidity Lender agrees, in its individual and sole discretion, to renew its Liquidity Commitment, it will notify Finco of such decision to do so no earlier than 30 days prior to such Liquidity Lender's Scheduled Liquidity Commitment Termination Date and no later than 10 days prior to such Liquidity Lender's Scheduled Liquidity Commitment Termination Date and, provided that Liquidity Lenders holding at least 51% of the Aggregate Liquidity Commitments at such time agree to renew their Liquidity Commitments, each renewing Liquidity Lender's Liquidity Commitment shall be renewed for an additional 364-day period commencing on the Scheduled Liquidity Commitment Termination Date and the new Scheduled

Liquidity Commitment Termination Date shall be the date which is 364 days after the then existing Scheduled Liquidity Commitment Termination Date.

               (b) Any Liquidity Lender that declines to renew its Liquidity Commitment or fails to respond to Finco's request pursuant to paragraph
        (a) of this Section 3.05 will have its Liquidity Commitment terminated on the Scheduled Liquidity Commitment Termination Date then in effect.

               SECTION 3.6.  Borrowing Procedures. Borrowings of Revolving
                             --------------------
Advances, Refunding Advances and Commitment Termination Date Liquidity Advances shall be made in accordance with this Section 3.06.

               (a) Revolving Advances. By delivering a Borrowing Request to the
                   ------------------
        Liquidity Agent for a Borrowing consisting of Revolving Advances, which will be accompanied by telephonic notification, Finco may irrevocably request (i) in the case of LIBOR Advances, not later than 11:15 a.m., New York City time, on not less than three nor more than five Business Days' prior notice, that a Borrowing be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000, or (ii) in the case of Base Rate Advances, not later than 12:00 noon, New York City time, on the date of such Borrowing and, in any case, on not more than five Business Days' prior notice (which notice shall be given in writing), that a Borrowing be made in a minimum amount of $5,000,000 and an integral multiple of $1,000,000. On the terms and subject to the conditions of this Agreement, each such Borrowing shall be comprised of Liquidity Advances of the same type (and, in the case of LIBOR Advances, shall have the same Interest Period), and shall be made on the Business Day specified in such Borrowing Request.

               (b) Refunding Advances. (i) Upon receipt from the Depositary of
                   ------------------
        notice (not later than 11:15 a.m., New York City time) pursuant to
        Section 5(b) of the Depositary Agreement that, on any Business Day that any Commercial Paper Notes mature, the amount required to pay in full all Commercial Paper Notes maturing on such Business Day will be more than the net amount obtained or to be obtained by the issuance of Commercial Paper Notes on such day plus the amount available for payment
                                           ----
        of such Commercial Paper Notes in the Commercial Paper Account (the amount of such excess, the "Commercial Paper Deficit"), the Agent shall irrevocably request, if such notice contains an instruction from the Depositary to the Agent to deliver a Borrowing Request, by delivering a Borrowing Request to the Liquidity Agent (who will notify the other Liquidity Lenders of such Borrowing Request not later than 12:00 noon, New York City time) for a Borrowing consisting of Refunding Advances not later than 12:00 noon, New York City time, on the date of a proposed Borrowing, that a Borrowing be made in an aggregate principal amount equal to the excess of (i) the Commercial Paper Deficit over (ii) the sum of the aggregate amount, if any, applied or to be applied on such Business Day to the Commercial Paper Deficit from amounts available therefor in the Collateral Account and the Termination Advance Account that are allocated to the payment of maturing Commercial Paper Notes. On the terms and subject to the conditions of this Agreement, each such Borrowing under this Section 3.06(b) shall be initially comprised of Base Rate Advances (subject to conversion in accordance with the provisions of Section 3.08) and shall be made on the Business Day specified in such Borrowing Request. For the purposes of this Section, Commercial Paper Notes maturing on any day which have been paid from an advance made by the Depositary shall nonetheless be deemed to be unpaid.

                      (ii) Upon the occurrence of a Scheduled Liquidity Commitment Termination Date with respect to any Liquidity Lender's Liquidity Commitment and the receipt of a Borrowing Request pursuant to Section 5.06(b) of the Collateral Agreement, and subject to the terms and conditions of this Agreement, the Liquidity Agent shall notify each Liquidity Lender not later than 3:00 p.m., New York City time, on such Business Day and such Liquidity Lender shall, before 5:00 p.m., New York City time, on such Business Day, make available to the Liquidity Agent at the Liquidity Agent's address specified for such purpose, in immediately available funds, a Liquidity Advance in a principal amount equal to such Liquidity Lenders Percentage multiplied by the aggregate Commercial Paper Notes Outstanding; provided,
                                                                 --------
               however, that no Liquidity Lender will be required to make any
               -------
               Liquidity Advance to the extent that such Liquidity Advance would result in the aggregate principal amount of such Liquidity Lender's Liquidity Advances Outstanding exceeding such Liquidity Lenders Liquidity Commitment. After the Liquidity Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article VI, the Liquidity Agent will make such funds available to Finco by 5:45 p.m., New York City time. Any Liquidity Advance made pursuant to this Section 3.06(b) (ii) shall be a Base Rate Advance subject to conversion in accordance with the provisions of Section 3.08 hereof.

                      (iii) If at any time Finco's weighted average interest rate on the Outstanding Commercial Paper Notes and Liquidity Advances shall be in excess of 12% per annum, then, unless the requirements for the continued issuance of Commercial Paper Notes set forth in Section 2.01 shall have been complied with not later than 11:00 a.m., New York City time, within 10 Business Days of such determination, the Agent shall irrevocably request (provided that Finco shall have delivered the notice required pursuant to the last sentence of Section 2.01(d)), by delivering a Borrowing Request to the Liquidity Agent (who will notify the other Liquidity Lenders of such Borrowing Request not later than 12:00 noon, New York City time), a Borrowing consisting of Refunding Advances not later than 11:15 a.m., New York City time, on such tenth Business Day, that such Borrowing be made. In such case, each Liquidity Lender shall make a Liquidity Advance in an aggregate principal amount equal to such Liquidity Lender's Percentage of the lesser of (i) the Aggregate Liquidity Commitment as of such date minus the aggregate principal amount of all Liquidity Advances Outstanding on such date as determined immediately prior to such Borrowing Request and (ii) the Outstanding Commercial Paper Notes on such date.

               (c) Nature of Funding Obligations. The obligations of the
                   -----------------------------
        Liquidity Lenders hereunder are several and not joint. All Liquidity Advances under this Agreement shall be made by the Liquidity Lenders simultaneously and proportionately to their respective Percentages, it being understood that no Liquidity Lender shall be responsible for any failure by any other Liquidity Lender to perform its obligation to make a Liquidity Advance hereunder and that the Liquidity Commitment of any Liquidity Lender shall not be increased or decreased as a result of the failure by any other Liquidity Lender to perform its obligation to make a Liquidity Advance. The failure of any Liquidity Lender to make available to the Liquidity Agent its ratable share of any Borrowing shall not relieve any other Liquidity Lender of its obligation hereunder to make available to the Liquidity Agent such other Liquidity Lender's pro rata share of such Borrowing on the date such funds are to be made available pursuant to the terms of this Agreement. Notwithstanding the foregoing, each Liquidity Lender shall continue to be obligated to make Liquidity Advances upon a default by a Liquidity Lender as required by
        Section 3.02(c); provided, however, that no Liquidity Lender
                         --------  -------
        shall be required to make any Liquidity Advance to the extent that such Liquidity Advance would result in the aggregate principal amount of such Liquidity Lender's Liquidity Advances Outstanding exceeding such Liquidity Lender's Liquidity Commitment.

               (d)  Failure To Fund by Lender. Unless the Liquidity Agent shall
                    -------------------------
        have been notified by any Liquidity Lender prior to 1:00 p.m., New York City time, on the date of any Borrowing in respect of any Liquidity Advances that such Liquidity Lender does not intend to make available to the Liquidity Agent such Liquidity Lender's Liquidity Advances on such date of Borrowing, the Liquidity Agent may assume that such Liquidity Lender has made such amount available to the Liquidity Agent on such date of Borrowing and the Liquidity Agent in its sole discretion may, but shall not be obligated to, make available to Finco a corresponding amount on such date of Borrowing. If such corresponding amount is not in fact made available to the Liquidity Agent by such Liquidity Lender on or prior to a date of Borrowing, such Liquidity Lender agrees to pay to the Liquidity Agent forthwith on demand such corresponding amount together with interest thereon, and Finco agrees to repay to the Liquidity Agent forthwith on the Business Day immediately following the date of demand therefor such corresponding amount together with interest thereon, for each day from the date such amount is made available to Finco until the date such amount is paid or repaid to the Liquidity Agent, at, (i) in the case of such Liquidity Lender, the Federal Funds Rate for the first Business Day and thereafter at the Base Rate, and
        (ii) in the case of Finco, the interest rate that would be applicable at the time to a Borrowing of Base Rate Advances made on such date of Borrowing. If such Liquidity Lender shall pay to the Liquidity Agent such corresponding amount, such amount so paid shall constitute such Liquidity Lender's Liquidity Advance, and if both such Liquidity Lender and Finco shall have paid and repaid, respectively, such corresponding amount, the Liquidity Agent shall promptly pay over to Finco such corresponding amount in same day funds, but Finco shall remain obligated for all interest thereon. To the extent any such amount due to the Liquidity Agent under this Section 3.06(d) has not been paid in full, the Liquidity Agent may make a demand on the Agent to pay such amount in accordance with Sections 2.01 and 5.02(b) of the Collateral Agreement.

               SECTION 3.7.  Disbursement of Funds. (a) Upon receipt of each
                             ---------------------
Borrowing Request for Refunding Advances or for Revolving Advances, the Liquidity Agent shall give to each Liquidity Lender prompt notice thereof and of such Liquidity Lender's share of the Borrowing requested thereby. On or before 2:00 p.m., New York City time, on the proposed Borrowing Date, each Liquidity Lender shall deposit with the Liquidity Agent same day funds in an amount equal to such Liquidity Lender's Percentage of the requested Borrowing. Such deposit will be made to a segregated trust account (Account No. 102884, the "Liquidity Lender Account"), established by the Liquidity Agent or such other account, which the Liquidity Agent shall specify from time to time by notice to the Liquidity Lenders. No Liquidity Lender's obligation to make any Revolving Advances or Refunding Advances, as the case may be, shall be diminished by any other Liquidity Lender's failure to make any Revolving Advances or Refunding Advances, as the case may be.

               (b) Unless the Liquidity Agent determines that any condition specified in Section 6.02, in the case of Revolving Advances, or Section 6.03, in the case of Refunding Advances, has not been satisfied, the Liquidity Agent will remit the aggregate of the amounts of (i) Refunding Advances so made available by the Liquidity Lenders to the Commercial Paper Account, (ii) Commitment Termination Date Liquidity Advances so made available by the Liquidity Lenders to the Termination Advance Account and (iii) Revolving Advances so made available by the Liquidity Lenders to the Collateral Account, in each case not later than 3:00 p.m., New York City time.

               SECTION 3.8.  Continuation and Conversion Elections. By
                             -------------------------------------
delivering a Continuation/Conversion Notice to the Liquidity Agent (which will give prompt notice to the Liquidity Lenders) on or before 11:15 a.m., New York City time, on a Business Day, Finco may from time to time irrevocably elect that all or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 of any Liquidity Advances be:

               (a) in the case of Base Rate Advances, (i) on not less than three nor more than five Business Days' prior notice, converted into LIBOR Advances, or (ii) continued as Base Rate Advances; or

               (b) in the case of LIBOR Advances, (i) on prior notice given not less than three nor more than five Business Days prior to the end of the related Interest Period, continued as LIBOR Advances or (ii) converted into Base Rate Advances.

In the absence of delivery of a Continuation/Conversion Notice at least three Business Days prior to the last day of the related Interest Period, in the case of any LIBOR Advance, such LIBOR Advance shall, on such last day, automatically convert to a Base Rate Advance. In the absence of delivery of a Continuation/Conversion Notice at least three Business Days prior to the last day of the related Interest Period, in the case of any Base Rate Advance, such Base Rate Advance shall automatically continue as a Base Rate Advance. No portion of the principal amount of any Liquidity Advances Outstanding may be continued as, or be converted into, LIBOR Advances when any Amortization Event has occurred and is continuing.

               SECTION 3.9.  LIBOR Funding. (a) Each Liquidity Lender may, if it
                             -------------
so elects, fulfill its obligation to make, continue or convert LIBOR Advances hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Liquidity Lender) to make or maintain such LIBOR Advance; provided, however, that such LIBOR Advance shall
                             --------  -------
nonetheless be deemed to have been made and to be held by such Liquidity Lender, and the obligation of Finco to repay such LIBOR Advance shall nevertheless be to such Liquidity Lender for the account of such foreign branch, Affiliate or international banking facility.

               (b) Finco shall not be permitted to request, and the Liquidity Lenders shall not be required to maintain, any number of Interest Periods with respect to LIBOR Advances in effect at any time hereunder in excess of 10.

               SECTION 3.10.  Liquidity Advance Notes. Each Liquidity Lender's
                              -----------------------
Revolving Advances and Refunding Advances (including its Commitment Termination Date Liquidity Advance) under its Liquidity Commitment shall be evidenced by a Revolving Note and a Refunding Note, respectively, each duly executed on behalf of Finco, and each payable to the order of such Liquidity Lender in a maximum principal amount equal in each case to such Liquidity Lender's original Liquidity Commitment. Finco hereby irrevocably authorizes each Liquidity Lender to make (or cause to be made) appropriate notations on the grid attached to such Liquidity Lender's Liquidity Advance Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the
                                                 ----------
outstanding principal of, and the interest rate and Interest Period applicable to the Liquidity Advances evidenced thereby. Such notations shall be conclusive and binding on Finco absent manifest error; provided, however, that the failure
                                            --------  -------
of any Liquidity Lender to make any such notation or any error in any such notation shall not limit or otherwise affect any Obligations of Finco.

                                   ARTICLE IV.

               Repayments, Prepayments, Interest and Fees, etc.
               ------------------------------------------------

               SECTION 4.1.  Repayments and Prepayments. Finco shall repay in
                             --------------------------
full the unpaid principal amount of each Liquidity Advance on the earlier to occur of (i) the Scheduled Maturity Date and (ii) the date all Obligations are declared or otherwise become due and payable under Section 9.02. Prior thereto, Finco shall make repayments and prepayments in accordance with this Section 4.01.

               (a) Voluntary Prepayments. From time to time on any Business Day,
                   ---------------------
        Finco may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Liquidity Advance; provided,
                                                               --------
        however, that:
        -------
                      (i) Finco shall, in the case of the voluntary prepayment of any LIBOR Advance, give the Liquidity Agent at least three but no more than five Business Days' prior written notice of its intent to prepay such LIBOR Advance and Finco shall specify in such prior written notice the amount of such prepayment;

                      (ii) all such voluntary prepayments which are partial prepayments shall be in a minimum aggregate principal amount equal to $5,000,000 and in an integral multiple of $1,000,000;

                      (iii) all such voluntary prepayments shall be applied,
               unless otherwise specified by Finco, to the payment of, first, pro rata among Base Rate Advances and then, pro rata among LIBOR Advances having the same Interest Period in the inverse order of their maturities; and

                      (iv) no such voluntary prepayment of any LIBOR Advance may be made on any day other than the last day of the Interest Period for such LIBOR Advance unless, as required by Section 5.04, breakage fees are paid in connection with such prepayment.

               (b) Mandatory Prepayments. (i) Concurrently with any partial
                   ---------------------
        reduction or termination of the Aggregate Liquidity Commitment pursuant to Section 3.03, all funds available on such day in the Collateral Account for the payment of Liquidity Advances, as provided in Section
        2.01 or 5.02, as applicable, of the Collateral Agreement, shall be applied to repay as much of the Liquidity Advances (and interest accrued thereon) as shall be necessary so that the sum of the aggregate principal amount of Liquidity Advances Outstanding (other than Commitment Termination Date Liquidity Advances) plus the Aggregate Face Amount will not exceed the Aggregate Liquidity Commitment after giving effect to such termination or reduction and, to the extent such funds are not sufficient to pay such excess (and interest accrued thereon), all funds subsequently deposited in the Collateral Account and available for the payment of Liquidity Advances in accordance with the priorities set forth in Section 2.01 or 5.02, as applicable, of the Collateral Agreement shall be applied to pay such excess (and interest accrued thereon) until so paid.

                      (ii) If, on any Business Day, a Borrowing Base Deficiency
               exists or a Limited Amortization Event has occurred and is continuing, all funds available for the payment of Commercial Paper Notes or Liquidity Advances on such day in the Collateral Account, as provided in Section 2.01 or 5.02, as applicable, of the

               Collateral Agreement, shall be (A) first, deposited in the
                                                  -----
               Commercial Paper Account for application to the payment of maturing Commercial Paper Notes (and, in the case of deposits made pursuant to Section 2.01 of the Collateral Agreement, unmatured Commercial Paper Notes), and (B) second, applied to
                                                          ------
               repay Liquidity Advances (and accrued interest thereon) pro rata
                                                                       --------
               in accordance with their outstanding principal amounts as shall be necessary so that after giving effect to such application there shall be no such Borrowing Base Deficiency or such Limited Amortization Event shall not be continuing and, to the extent such funds or other amounts are not sufficient therefor, all funds subsequently deposited in the Collateral Account and allocated to the payment of Liquidity Advances in accordance with the priorities set forth in Section 2.01 or 5.02 of the Collateral Agreement shall be applied or set aside for such applications to Liquidity Advances Outstanding until there shall be no such Borrowing Base Deficiency or such Limited Amortization Event shall not be continuing.

                      (iii) Each mandatory payment required by clause (i) (in
               the case of a reduction or termination pursuant to Section 3.03) or clause (ii) above shall, for purposes of Section 9.01(a) and all other provisions of this Agreement, be due and payable in full on the Business Day on which such reduction or termination or such Borrowing Base Deficiency exists, whether or not sufficient funds are then available to make such payment.

               SECTION 4.2.  Interest Provisions. Interest on the principal
                             -------------------
amount of Liquidity Advances Outstanding shall accrue and be payable in accordance with this Section 4.02 and Section 4.03 hereof.

               (a)    Rates. (i) Pursuant to an appropriately delivered
                      -----
        Borrowing Request or Continuation/Conversion Notice, Finco may elect that Liquidity Advances comprising a Borrowing accrue interest at a rate per annum:

                      (A) on that portion maintained from time to time as a Base
               Rate Advance, equal to the Base Rate from time to time in effect plus a margin of 1.00% per annum; or

                      (B) on that portion maintained as a LIBOR Advance, during
               each Interest Period applicable thereto, equal to the sum of the LIBOR for such Interest Period plus a margin of 2.00% per annum.

                      (ii) If any Liquidity Lender shall determine in good faith that reserves under Regulation D of the Board ("Regulation D") are required to be maintained by it in respect of, or that a portion of its costs of maintaining reserves under Regulation D is properly attributable to, one or more of its LIBOR Advances, Finco shall pay to such Liquidity Lender additional interest on the unpaid principal amount of each such LIBOR Advance from the date such reserves were required to be maintained until such principal amount is paid in full or converted into a Base Rate Advance, at an interest rate per annum equal at all times to the remainder obtained by subtracting (A) LIBOR for the Interest Period for such LIBOR Advance from (B) the rate obtained by dividing such LIBOR by an amount equal to one minus the LIBOR Reserve Percentage (expressed as a decimal) of such Liquidity Lender for such LIBOR Interest Period. Any Liquidity Lender claiming any additional interest payable pursuant to this clause
               (ii) shall provide a written certificate to the Liquidity Agent, Finco and the Rating

               Agencies setting forth the amount of such additional interest and reasonable detail as to the calculation thereof. Finco shall pay such Liquidity Lender the amount shown as due on any such certificate within 30 days following the date on which such certificate was delivered to Finco.

               (b) Post Default Rates. Without giving effect to Section 5.10
                   ------------------
        hereof, after the date on which any amount of any Liquidity Advance is due and payable (whether on the last day of an Interest Period, on the Scheduled Maturity Date, when a mandatory prepayment initially becomes due or upon acceleration or otherwise), or after any other monetary Obligation of Finco shall have become due and payable, Finco shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on the principal amount of Liquidity Advances then outstanding (whether or not the same shall then be due and payable) and each other monetary Obligation hereunder (but only if the same shall then be due and payable in accordance with the terms of this Agreement) at a rate per annum equal to a margin of 2.00% per annum plus (i) in the case of any Liquidity Advances then Outstanding and in respect of which Interest Periods remain in effect, the respective interest rates then applicable to such Liquidity Advances, and (ii) in all other cases, a rate per annum equal to the rate per annum that would then be in effect with respect to a Base Rate Advance.

               SECTION 4.3.  Payments of Interest. Accrued interest in respect
                             --------------------
of each Liquidity Advance shall be payable in arrears (whether by acceleration, demand or otherwise) on each payment date set forth below:

               (a) with respect to any Base Rate Advance, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the three-month anniversary of the commencement of such Interest Period);

               (b) with respect to any LIBOR Advance, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the three-month anniversary of the commencement of such Interest Period);

               (c) in the case of any payment or prepayment, in whole or in part, of principal outstanding on any Liquidity Advance, on the date of such payment or prepayment;

               (d) with respect to any Base Rate Advance converted into a LIBOR Advance on a day when interest would not otherwise have been payable pursuant to clause (a), on the date of such conversion; and

               (e) on that portion of any Liquidity Advance which is accelerated pursuant to Section 9.02, immediately upon such acceleration.

Interest accrued on Liquidity Advances or other monetary Obligations arising under this Agreement or any other Related Document after the date such amount is due and payable shall be payable upon demand.

               SECTION 4.4.  Computation Basis. Interest accruing based on the
                             -----------------
Base Rate shall be computed on the basis of the actual number of days elapsed and a 365 (or, if applicable, 366) day year. Interest accruing based on LIBOR shall be computed on the basis of the actual number of days elapsed and a 360 day year.

               SECTION 4.5.  Fees. (a) Commitment Fee. Finco agrees to pay to
                             ----      --------------
the Liquidity Agent for the account of each Liquidity Lender an ongoing commitment fee (the "Commitment Fee") equal to 0.225% per annum of the average daily unused portion of each such Liquidity Lender's Liquidity Commitment, such fee to accrue from the Closing Date until the Liquidity Commitment Termination Date. The Commitment Fee shall be computed based on the actual number of days elapsed and a year of 365 days. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter occurring after the Closing Date and on the Liquidity Commitment Termination Date.

               (b) Upfront Fee. Finco agrees to pay to the Liquidity Agent
                   -----------
        for the account of each Liquidity Lender, as applicable, an upfront fee (the "Upfront Fee") equal to the sum of (i) .075% of the allocated Liquidity Commitment of such Liquidity Lender if such Liquidity Lender's initial liquidity commitment was equal to or greater than $50,000,000 and (ii) .050% of the allocated Liquidity Commitment of such Liquidity Lender if such Liquidity Lender's initial liquidity commitment was equal to or greater than $25,000,000 and less than $50,000,000, which sum shall be payable immediately upon the Closing Date.

                                   ARTICLE V.

                       Certain LIBOR and Other Provisions
                       ----------------------------------

               SECTION 5.1.  LIBOR Lending Unlawful. If any Liquidity Lender
                             ----------------------
shall reasonably determine (which determination shall, upon notice thereof to Finco and the other Liquidity Lenders, be conclusive and binding on Finco) that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Liquidity Lender to make, continue or maintain any Liquidity Advance as, or to convert any Liquidity Advance into, a LIBOR Advance, the obligation of such Liquidity Lender to make, continue or maintain or convert any such Liquidity Advance as a LIBOR Advance shall, upon such determination, forthwith be suspended until such Liquidity Lender shall notify the Liquidity Agent and Finco that the circumstances causing such suspension no longer exist, and Finco shall immediately convert (in the manner provided for in Section 3.08) all LIBOR Advances of such Liquidity Lender into Base Rate Advances at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

               SECTION 5.2.  Deposits Unavailable. If the Liquidity Agent shall
                             --------------------
have reasonably determined that:

               (a) dollar deposits in the relevant amount and for the relevant Interest Period are not available to all Reference Lenders in the relevant market; or

               (b) by reason of circumstances affecting all Reference Lenders' relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Advances; or

               (c) the Majority Banks have notified the Liquidity Agent that, with respect to any interest rate otherwise applicable hereunder to any LIBOR Advances the Interest Period for which has not then commenced, such interest rate will not adequately reflect the cost to such Majority Banks of making, funding or maintaining their respective LIBOR Advances for such Interest Period;

then, upon notice from the Liquidity Agent to Finco and the Liquidity Lenders, the obligations of all Liquidity Lenders under Section 3.06 and Section 3.08 to make or continue any Liquidity Advance as, or to convert any Liquidity Advances into, LIBOR Advances shall forthwith be suspended until the Liquidity Agent shall notify Finco and the Liquidity Lenders that the circumstances causing such suspension no longer exist.

               SECTION 5.3.  Increased Costs, etc. Finco agrees to reimburse
                             --------------------
each Liquidity Lender if any change in, or the introduction, adoption, interpretation or reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority of competent jurisdiction increases or would increase the cost to such Liquidity Lender of, or reduces or would reduce the amount of any sum receivable by such Liquidity Lender in respect of, making, continuing or maintaining (or its obligation to make, continue or maintain) any Liquidity Advance as, or of converting (or of its obligation to convert) any Liquidity Advance into, a LIBOR Advance and such amount is not otherwise recoverable by such Liquidity Lender under Section 4.02(a)(ii) hereof. Such Liquidity Lender shall promptly notify the Liquidity Agent, Finco and the Rating Agencies in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Liquidity Lender for such increased costs or reduced amount. Such additional amounts shall be payable by Finco directly to such Liquidity Lender within five days of its receipt of such notice and such notice shall, in the absence of demonstrable error, be conclusive and binding on Finco. Finco will not be obligated, however, to reimburse any Liquidity Lender for any increased cost pursuant to this
Section 5.03 unless such Liquidity Lender notifies Finco of such increased cost within 180 days of such Liquidity Lender's actual knowledge of such increased cost.

          SECTION 5.4.  Funding Losses.  In the event any Liquidity Lender shall
                        --------------
incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Liquidity Lender to make, continue or maintain any portion of the principal amount of any Liquidity Advance as, or to convert any portion of the principal amount of any Liquidity Advance into, a LIBOR Advance) as a result of:

               (a) any conversion or repayment or prepayment (for any reason, including as a result of the acceleration of the maturity of a LIBOR Advance or the assignment of a LIBOR Advance pursuant to Section 5.09 hereof) of the principal amount of any LIBOR Advance on a date other than the scheduled last day of the Interest Period applicable thereto;

               (b) any Liquidity Advance not being made as a LIBOR Advance in accordance with the Borrowing Request therefor; or

               (c) any Liquidity Advance not being continued as, or converted into, a LIBOR Advance in accordance with the Continuation/Conversion Notice therefor;

then, after notice by such Liquidity Lender of such loss or expense to Finco (with a copy to the Liquidity Agent and the Rating Agencies), Finco shall, within five Business Days of its receipt thereof, pay directly to such Liquidity Lender such amount as will (in the reasonable determination of such Liquidity Lender) reimburse such Liquidity Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of demonstrable error, be conclusive and binding on Finco.

               SECTION 5.5.   Increased Capital Costs.  If any change in, or the
                              -----------------------
introduction, adoption, interpretation or reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority of competent jurisdiction affects or would affect the amount of capital required or reasonably expected to be maintained by any Liquidity Lender or any Person directly or indirectly controlling such Liquidity Lender, and such Liquidity Lender reasonably determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Liquidity Commitment or the Liquidity Advances made by such Liquidity Lender is reduced to a level below that which such Liquidity Lender or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Liquidity Lender to Finco and the Rating Agencies, Finco shall pay within five Business Days of demand directly to such Liquidity Lender or to such controlling Person additional amounts sufficient to compensate such Liquidity Lender or such controlling Person for such reduction in rate of return. A statement of such Liquidity Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail), shall, in the absence of demonstrable error, be conclusive and binding on Finco. In determining such amount, such Liquidity Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

               SECTION 5.6.  Taxes.  (a) All payments by Finco of principal of,
                             -----
and interest on, the Liquidity Advances and all other amounts payable hereunder shall (except as required by law) be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, levies, imposts, deductions, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, and all liabilities with respect thereto ("Taxes"), but excluding income, franchise and other similar taxes imposed on or measured by any Liquidity Lender's net income (or similar taxes imposed in lieu of such taxes) by the United States of America or any jurisdiction under the laws of which such Liquidity Lender is organized or maintains an office (such excluded taxes being called "Excluded Taxes" and
                                                          --------------
taxes other than Excluded Taxes being called "Included Taxes"). In the event
                                              --------------
that any withholding or deduction from any payment to be made by Finco hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, Finco will:

                    (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                    (ii) promptly forward to the Liquidity Agent an official receipt or other documentation satisfactory to the Liquidity Agent evidencing such payment to such authority; and

                    (iii) in the case of Included Taxes, pay to the Liquidity Agent for the account of the Liquidity Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Liquidity Lender will equal the full amount such Liquidity Lender would have received had no such withholding or deduction been required.

Moreover, if any Included Taxes are directly asserted against the Liquidity Agent or any Liquidity Lender with respect to any payment received by the Liquidity Agent or such Liquidity Lender hereunder, the Liquidity Agent or such Liquidity Lender, after taking into account such required withholdings or deductions (including withholdings or deductions applicable to additional sums payable under this Section 5.06) may pay such Included Taxes and Finco will promptly pay such additional amounts (including any penalties, interest or expenses) (other than any such amounts to the extent resulting from the gross negligence or wilful misconduct of the Liquidity Agent or Liquidity Lender) as is necessary in order that the net amount received by such person after the payment of such Included Taxes (including any Included Taxes on such additional amount) shall equal the amount such person would have received had such Included Taxes not been asserted.

               (b) In addition, Finco shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies imposed on the Liquidity Agent or any Liquidity Lender that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement and not constituting Excluded Taxes (such taxes being called "Other Taxes").

               (c) Within 10 days after written demand therefor, Finco shall indemnify the Liquidity Agent and each Liquidity Lender for and hold it harmless against the full amount of Included Taxes or Other Taxes (including Included Taxes or Other Taxes of any kind payable in any jurisdiction on amounts payable under this Section 5.06) imposed on or paid by the Liquidity Agent or any Liquidity Lender and any liability (including penalties, interest and expenses) (other than any liability to the extent resulting from the gross negligence or wilful misconduct of the Liquidity Agent or such Liquidity Lender) arising therefrom or with respect thereto. A certificate as to the amount of any such payment delivered to Finco by the Liquidity Agent or such Liquidity Lender, or the Liquidity Agent on its behalf, shall be conclusive absent manifest error.

               (d) Each Liquidity Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the initial due date of any payments hereunder, or in the case of an Assignee Lender, prior to the date on which it becomes a party to this Agreement, and (to the extent permissible under then current law) from time to time thereafter as reasonably requested by Finco or as required by law, execute and deliver to Finco and the Liquidity Agent, one or more (as Finco or the Liquidity Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Person is exempt from withholding or deduction of Taxes. If the form provided by a Liquidity Lender prior to the initial date of any payments hereunder, or, in the case of an Assignee Lender, prior to the date on which it becomes a party to this Agreement, or in either case at the time of a change in funding office, indicates a United States withholding tax in excess of zero, then withholding tax at such rate shall be considered Excluded Taxes unless and until such Liquidity Lender or Assignee Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered Excluded Taxes; provided, however, that, if at
                                                 --------  -------
        the date an Assignee Lender first becomes a party to this Agreement the applicable assignor was entitled to payments under Section 5.06(a) with respect to United States withholding taxes, then, to such extent, the term Included Taxes shall include (in addition to amounts otherwise included in Included Taxes) United States withholding taxes other than Excluded Taxes, if any, applicable with respect to the Assignee Lender on such date. Notwithstanding the foregoing, Finco shall not be required to pay any increased amount under this Section 5.06 to any Liquidity Lender that is organized under the laws of a jurisdiction other than the United States if such Liquidity Lender fails to comply with the requirements set forth in this paragraph; provided, however, that should
                                                  --------  -------
        a Liquidity Lender become subject to Taxes because of its failure to deliver a form required hereunder, Finco shall take such steps at the Liquidity Lender's expense as such Liquidity Lender shall reasonably request to assist such Liquidity Lender to recover such Taxes.

               (e) Each Liquidity Participant acquiring participating interests of a Liquidity Lender pursuant to Section 11.11(b) shall be entitled to the benefits of this Section 5.06 to the same extent as if it were a Liquidity Lender and had acquired its interest by assignment pursuant to
        Section 11.11(a). A Liquidity Participant that is organized under the laws of a jurisdiction other than the United States shall comply with the requirements set forth in Section 5.06(d) as though it were a Liquidity Lender.

               SECTION 5.7.  Payments, Computations, etc.  Unless otherwise
                             ---------------------------
expressly provided, all payments by Finco pursuant to this Agreement, the Liquidity Advance Notes and any other Liquidity Document shall be made by Finco to the Liquidity Agent for the pro rata account, on the basis of Liquidity Advances Outstanding, or if no Liquidity Advances are outstanding, on the basis of Liquidity Commitments, of the Liquidity Lenders entitled to receive such payment. All such payments required to be made to the Liquidity Agent by Finco shall be made, without setoff, deduction or counterclaim prior to 3:00 p.m, New York City time (and, to the extent that payments from Finco are received after such time, such payments will be deemed to have been made on the next Business
Day) on the date due, in same day or immediately available funds, to the account established pursuant to Section 3.07(a) or such other account as the Liquidity Agent shall specify from time to time by notice to Finco. The Liquidity Agent shall promptly upon receipt thereof remit in same day funds to each Liquidity Lender its share, if any, of such funds received by the Liquidity Agent for the account of such Liquidity Lender. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by the second proviso of the definition of the term "Interest Period" with respect to LIBOR Advances) be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment.

               SECTION 5.8.  Sharing of Payments. If any Liquidity Lender shall
                             -------------------
obtain any payment or other recovery (whether voluntary or involuntary) on account of any Liquidity Advance (other than pursuant to the terms of Sections 5.03, 5.04, 5.05 and 5.06) in excess of its pro rata share of payments, on the basis of Liquidity Advances Outstanding, or if no Liquidity Advances are outstanding, on the basis of Liquidity Commitments, then or therewith obtained by all Liquidity Lenders, such Liquidity Lender shall purchase from the other Liquidity Lenders such participation in Liquidity Advances made by them as shall be necessary to cause such purchasing Liquidity Lender to share the excess payment or other recovery with each of them on a pro rata basis, computed on the basis of each Liquidity Lender's Liquidity Advances Outstanding or Liquidity Commitment, as the case may be, on the date of such computation; provided,
                                                                 --------
however, that if all or any portion of the excess payment or other recovery is
-------
thereafter recovered from such purchasing Liquidity Lender, the purchase shall be rescinded and each Liquidity Lender which has sold a participation to the purchasing Liquidity Lender shall repay to the purchasing Liquidity Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Liquidity Lender's ratable share (according to the proportion of (a) the amount of such selling Liquidity Lender's required repayment to the purchasing Liquidity Lender to (b) the total amount so recovered from the purchasing Liquidity Lender) of any interest or other amount paid or payable by the purchasing Liquidity Lender in respect of the total amount so recovered. Finco agrees that any Liquidity Lender so purchasing a participation from another Liquidity Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Liquidity Lender were the direct creditor of Finco in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Liquidity Lender receives a secured claim to which this Section applies, such Liquidity Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Liquidity Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

               SECTION 5.9.  Replacement of Liquidity Lenders. (a) If at any
                             --------------------------------
time the credit rating assigned to the short-term obligations of any Liquidity Lender (an "Affected Liquidity Lender") is withdrawn or downgraded below the rating then assigned by S&P or Moody's, respectively, to the Commercial Paper Notes, Finco may, upon five Business Days' prior written notice given to the Liquidity Agent and such Affected Liquidity Lender, replace such Affected Liquidity Lender with an Eligible Liquidity Lender or a Liquidity Lender already party to this Agreement and such replacement shall be made in accordance with clause (a) of Section 11.11 and the proviso of clause (b) of this Section 5.09; provided, however, that no such replacement pursuant to this clause (a) shall be
--------  -------
effective unless S&P and Moody's shall have confirmed in writing to Finco and the Liquidity Agent that such replacement (i) if the Commercial Paper Notes are rated at least A-1 by S&P or Prime-1 by Moody's, would not result in a withdrawal or reduction of such rating by such Rating Agency to the Commercial Paper Notes or (ii) if the Commercial Paper Notes are then rated less than A-1 by S&P or Prime-1 by Moody's, would result in a confirmation or upgrade of such rating by such Rating Agency.

               (b) In the event that (i) any Liquidity Lender shall have notified the Liquidity Agent or Finco (and shall not have retracted such notification) that its compliance with any of its obligations hereunder would be unlawful, (ii) any Liquidity Lender fails to extend its Liquidity Commitment upon request, (iii) Finco is required pursuant to
        Section 4.02(a)(ii) or Sections 5.03 through 5.06 to make any payment to or on behalf of any Liquidity Lender (or would be so required on or prior to the next following date on which a payment hereunder (other than pursuant to Section 5.06) is required to be made to or for any such Liquidity Lender) or (iv) any Liquidity Lender shall have failed to fund any Liquidity Advance when required hereunder, then Finco shall have the right, at its own expense, upon notice to such Liquidity Lender and the Liquidity Agent, to require such Liquidity Lender, and such Liquidity Lender hereby agrees, to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 11.11) all the interests, rights and obligations of such Liquidity Lender to an Eligible Liquidity Lender provided by Finco; provided,
                                                                  --------
        however, that (w) no such assignment shall conflict with any law, rule,
        -------
        regulation or order of any Governmental Authority, (x) such assignment shall be without recourse, representation and warranty and shall be on terms and conditions reasonably satisfactory to such replaced Liquidity Lender and such replacement Eligible Liquidity Lender, (y) the purchase price paid by such replacement Eligible Liquidity Lender shall be in an amount equal to the aggregate amount of all Liquidity Advances owed to such replaced Liquidity Lender, and (z) Finco or such Eligible Liquidity Lender, as the case may be, shall pay to such replaced Liquidity Lender in same day funds on the date of such assignment the principal of and interest accrued to the date of payment on the Liquidity Advances made by such replaced Liquidity Lender hereunder and all other amounts accrued for such replaced Liquidity Lender's account or owed to it hereunder, including those amounts owed pursuant to Section 4.02(a)(ii) and Sections 5.03 through 5.06.

               (c) In the event that an Affected Liquidity Lender has not been replaced pursuant to this Section 5.09:

                   (i) Finco may request such Affected Liquidity Lender to, and, upon such request, such Affected Liquidity Lender shall, subject to the provisions of Section 3.01(b) hereof, make a Refunding Advance to Finco in an amount equal to the lesser of
               (A) such Affected Liquidity Lender's Commitment reduced by Liquidity Advances previously made by such Affected Liquidity Lender and (B) such Affected Liquidity Lender's Percentage of the Aggregate Face Amount on the date of such Refunding Advance; and

                      (ii) the aggregate amount of any previously made Liquidity
               Advances of such Affected Liquidity Lender that are Outstanding on such date shall be converted into, and for all purposes of this Agreement shall be treated as Refunding Advances.

               SECTION 5.10.  Order and Priority. Notwithstanding any other
                              ------------------
provision of this Agreement (other than Section 4.02(b)), the Liquidity Agent and the Liquidity Lenders agree that the Obligations of Finco to the Liquidity Agent and the Liquidity Lenders hereunder shall be payable in the order and priority set forth in Sections 2.01 and 5.02(b), as applicable, of the Collateral Agreement. The Liquidity Agent and the Liquidity Lenders agree that, during any period prior to the 18-month anniversary of the Amortization Commencement Date that Commercial Paper Notes shall be outstanding (any such period, the "Specified Period"), the Obligations of Finco shall be due and
             ----------------
payable only to the extent that Finco's assets are sufficient to pay the same. If, during any such Specified Period, the Liquidity Lenders shall exercise their rights, pursuant to Section 9.02(d), to accelerate the Obligations, such acceleration shall have the limited effect of (i) causing the interest rates contemplated in Section 4.02(b) to become effective with respect to the outstanding Obligations and (ii) allowing the Liquidity Lenders, in any determination of the Liquidity Lenders' allocative share of any disbursement to be made to Secured Parties under the Collateral Agreement or otherwise among creditors of Finco, to treat all of the Obligations as then being due and payable. No claims of the Liquidity Lenders arising under or in connection with this Agreement are intended to be impaired or waived by this Section 5.10.

                                   ARTICLE VI.

                             Conditions Precedent
                             --------------------

               SECTION 6.1.   Conditions to Effectiveness. This Agreement shall
                              ---------------------------
become effective on the date (the "Closing Date") when all of the conditions set forth in this Section 6.01 have been satisfied (and each Liquidity Lender's signature hereto evidences that such conditions have been satisfied with respect to such Liquidity Lender).

               (a) Organic Documents, Resolutions. The Liquidity Agent shall
                   ------------------------------
        have received: (i) a copy of Finco's certificate of incorporation, including all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, and a certified copy of all other Organic Documents of Finco, and a certificate as to the good standing of Finco as of a recent date, from such Secretary of State;
        (ii) a certificate of the Secretary of Finco dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the By-laws of Finco as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of Finco authorizing the execution, delivery and performance of this Agreement and each of the other Related Documents to which Finco is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation of Finco has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and
        (D) as to the incumbency and specimen signature of each officer executing this Agreement and each of the other Related Documents to which Finco is a party or any other document delivered in connection herewith or therewith on behalf of Finco; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary executing the certificate pursuant to clause (ii) above.

               (b)  Liquidity Agreement. The Liquidity Agent shall have received
                    -------------------
          executed counterparts of this Agreement, dated as of the Closing Date and duly executed by Finco, the Liquidity Agent, and each Liquidity Lender.

               (c)  Liquidity Advance Notes. The Liquidity Agent shall have
                    -----------------------
          received, for the account of each Liquidity Lender, such Liquidity Lender's LiquidityAdvance Notes duly executed and delivered by Finco.

               (d)  Collateral Agreement. The Liquidity Agent shall have
                    --------------------
          received executed counterparts of the Collateral Agreement, dated as of the Closing Date, duly executed by Finco, Leasco, the Agent, the Liquidity Agent, the Depositary and the Dealer.

               (e)  Loan Agreement. The Liquidity Agent shall have received
                    --------------
          executed counterparts of the Loan Agreement, dated as of the Closing Date, duly executed by Finco and Leasco, and copies of all documents and opinions required to be delivered to Finco thereunder, and all conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects.

               (f)  Depositary Agreement. The Liquidity Agent shall have
                    --------------------
          received executed counterparts of the Depositary Agreement, dated as of the Closing Date, duly executed by Finco and the Depositary, and all of the conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects.

               (g)  Dealer Agreement. The Liquidity Agent shall have received
                    ----------------
          executed counterparts of the Dealer Agreement, dated as of the Closing Date, duly executed by Finco and each Dealer, and all of the conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects.

               (h)  Closing Date Certificate. The Liquidity Agent shall have
                    ------------------------
          received a Closing Date Certificate, dated the Closing Date, duly executed and delivered by an Authorized Officer of Finco, in which Finco shall have represented and warranted that (i) the representations and warranties of Finco in the Related Documents are true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) as of such earlier date), (ii) that no Amortization Event, Limited Amortization Event or, to the best of such Authorized Officer's knowledge, Potential Amortization Event or Potential Limited Amortization Event has occurred and is continuing,
          (iii) the information contained in the Offering Memorandum is true and correct in all material respects and does not omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (iv) $7,000,000 is on deposit in the Cash Reserve Account (and such amount will be equal to or greater than 2.00% of the Aggregate Outstanding CP expected to be issued hereunder on the first date upon which Commercial Paper Notes are issued).

               (i)  Accounts. The Commercial Paper Account, the Termination
                    --------
          Advance Account, the Cash Reserve Account, the Collateral Account and the Liquidity Lender Account shall have been established and shall be in full force and effect.

               (j)  Rating Letters. The Liquidity Agent shall have received as
                    --------------
          of the Closing Date a confirmation letter from each of S&P and Moody's to the effect that the Commercial Paper Notes shall have been given a rating of at least A-1 by S&P and Prime-1 by Moody's, which ratings shall be in full force and effect.

               (k)  Vehicles. Leasco shall have good and marketable title to
                    --------
          each Vehicle purchased or financed by it with the proceeds of the Loans, free and clear of all Liens and encumbrances, except for Permitted Liens and except for those Initial Vehicles subject to the Vehicle Title Nominee Agreement.

               (l)  Assignment and Security Interest. (i) Leasco shall have
                    --------------------------------
          granted to the Agent, for the benefit of Finco and the Agent on behalf of the Secured Parties, a first priority security interest in the Loan Collateral (including all Vehicles), the obligations with respect to which will be retired by Leasco through the Repayment Distribution, or hereafter purchased by, Leasco with the proceeds of Loans and (ii) Finco shall have granted to the Agent a first priority security interest in its right, title and interest in and to the Assigned Collateral.

               (m)  [Reserved].

               (n)  Solvency Certificate. The Liquidity Agent shall have
                    --------------------
          received a certificate, dated as of the Closing Date, and duly executed by a Financial Officer of Finco to the effect that Finco will be solvent after giving effect to the transactions contemplated by this Agreement, each of the other Related Documents and the issuance and sale of the Commercial Paper Notes.

               (o)  Closing Fees and Expenses. The Liquidity Agent shall have
                    -------------------------
          received for its own account and for the account of the Liquidity Lenders any fees and expenses due and payable pursuant to Section 4.05 and Section 11.03 and any fees and expenses due and payable pursuant to any fee letters or commitment letters entered into with any Liquidity Lender and/or the Liquidity Agent.

               (p)  Opinions. The Liquidity Agent shall have received (i)
                    --------
          opinions of Willkie Farr & Gallagher, special counsel to Finco, substantially in the form of Exhibits M-1and M-2 hereto addressed to the Liquidity Agent and the Liquidity Lenders hereto and (ii) opinions of counsel to Finco relating to the perfection of the security interest created pursuant hereto on behalf of the Secured Parties in the form of Exhibit N hereto.

               (q)  Notation of Liens. The Liquidity Agent shall have received
                    -----------------
          evidence (which, in the case of the filing of financing statements on form UCC-1, may be telephonic confirmation of such filing) that all filings (including filings of financing statements on form UCC-1) and recordings have been accomplished (or, in the case of Certificates of Title subject to the provisions of the Vehicle Title Nominee Agreement as of the Closing Date are in the process of being finalized) as may be required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, licenses and security interest of (a) the Agent in the Loan Collateral and (b) the Agent in the Assigned Collateral, in each case for the benefit of the Secured Parties.

               (r)  Offering Materials. Each offering circular, offering
                    ------------------
          memorandum (including the Offering Memorandum) or information circular to be used by Finco or the Dealers in connection with the offer or sale of Commercial Paper Notes, insofar as it describes or refers to any Liquidity Lender, shall be reasonably satisfactory to such Liquidity Lender.

               (s)  Satisfactory Legal Form. This Agreement, each of the other
                    -----------------------
          Related Documents and all other documents executed or submitted pursuant hereto or thereto by or on behalf of Finco shall have been received by the Liquidity Agent and its counsel.

               (t)  Credit Rating of Initial Liquidity Lenders. As of the
                    ------------------------------------------
          Closing Date each initial Liquidity Lender shall have a credit rating assigned to its short-term obligations of at least A-1 by S&P and Prime-1 by Moody's.

               (u)  Vehicle Title Nominee Agreement. The Liquidity Agent shall
                    -------------------------------
          have received an executed copy of the Vehicle Title Nominee Agreement substantially in the form of Exhibit E to the Loan Agreement.

               (v)  Lease. The Liquidity Agent shall have received an executed
                    -----
          copy of the Lease dated the Closing Date, substantially in the form of Exhibit L hereto.

               (w)  Fee Letter. The Liquidity Agent shall have received an
                    ----------
          executed copy of the Fee Letter.

               SECTION 6.2.   Conditions to the Making of Each Revolving
                              ------------------------------------------
Advance. The obligation of any Liquidity Lender to make any Revolving Advance
-------
((including any continuation or conversion thereof pursuant to Section 3.08) except as otherwise specified below) hereunder is subject to the satisfaction of the following conditions:

               (a)  Representations and Warranties. On the date of the making of
                    ------------------------------
          such Revolving Advance (other than any continuation or conversion thereof pursuant to Section 3.08) and after giving effect thereto, the representations and warranties of Finco set forth in Article VII hereof, or in any other Related Document to which Finco is a party, shall be true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) as of such earlier date).

               (b)  No Amortization Event. On the date of the making of such
                    ---------------------
          Revolving Advance, continuation or conversion, and after giving effect thereto, no Amortization Event shall have occurred and be continuing and Finco's right to issue Commercial Paper Notes shall not have been terminated pursuant to this Agreement.

               (c)  No Borrowing Base Deficiency. A Borrowing Base Deficiency
                    ----------------------------
          shall not exist after giving effect to the application of funds in accordance with Section 5.02 of the Collateral Agreement and the making of such Revolving Advance, continuation or conversion would not result in a Borrowing Base Deficiency.

               (d)  Attachments. Anything herein to the contrary
                    -----------
          notwithstanding, Finco shall not request (and the Agent on its behalf shall not be permitted to request) Revolving Advances after Finco has received notice that any of the Accounts or the Commercial Paper Account or any funds on deposit in, or otherwise to the credit of any thereof are or have become subject to any stay, writ, judgment, warrant of attachment, execution or similar process; provided, however, that if any such stay, writ, judgment,
                 --------  -------
        warrant of attachment, execution or similar process is removed or dismissed, Finco may recommence the requesting of Revolving Advances.

               (e)  Receipt of Monthly Vehicle Statement. The Liquidity Agent
                    ------------------------------------
        shall have received, on or prior to the twentieth day of each month (or if not a Business Day, on the next succeeding Business Day), a Monthly Vehicle Statement relating to the Collateral as of the last Business Day of the immediately preceding month occurring on or immediately preceding such date.

               (f)  Borrowing Request. The Liquidity Agent shall have received
                    -----------------
        a Borrowing Request for such Borrowing.

               (g)  Issuance Certificate. The Liquidity Agent shall have
                    -------------------
        received an Officer's Certificate in the form of Exhibit O hereto, dated the date of the making of such Revolving Advance and duly executed and delivered by an Authorized Officer of Finco.

               (h)  Cash Reserve. The amount of cash in the Cash Reserve Account
                    ------------
        will be equal to or greater than 2.00% of Aggregate Outstandings.


               SECTION 6.3    Conditions Precedent to the Making of Each
                              ------------------------------------------
Refunding Advance.  The obligation of any Liquidity Lender to make any Refunding
-----------------
Advance (including any Commitment Termination Date Liquidity Advance) shall be subject to the satisfaction of the following conditions at the time of making of such Refunding Advance:

               (a)  No Bankruptcy. No Event of Bankruptcy of the type described
                    -------------
        in clauses (a) or (b) of the definition thereof with respect to Finco shall have occurred and be continuing.

               (b)  No Borrowing Base Deficiency. A Borrowing Base Deficiency
                    ----------------------------
        shall not exist after giving effect to the application of such Refunding Advance; provided, however, that this provision shall not release the
                 --------  -------
        Liquidity Lenders from the obligation (upon receipt of a Borrowing Request in the appropriate amount) to make Refunding Advances up to the amount of the then current Borrowing Base that would not cause a Borrowing Base Deficiency to exist.

               (c)  Borrowing Request. The Liquidity Agent shall have received a
                    -----------------
        Borrowing Request for such Borrowing.

               (d)  Issuance Certificate. The Liquidity Agent shall have
                    --------------------
        received an Officer's Certificate in the form of Exhibit O hereto, dated the date of the making of such Refunding Advance and duly executed and delivered by an Authorized Officer of Finco.

               (e)  Enhancement. The Enhancement Test Percentage shall be
                    -----------
        greater than zero.

                                  ARTICLE VII.

                         Representations and Warranties
                         ------------------------------

               To induce the Liquidity Lenders and the Liquidity Agent to enter into this Agreement and to make Liquidity Advances hereunder, Finco represents and warrants to the Liquidity Agent and each Liquidity Lender as set forth in this Article VII.

               SECTION 7.1.   Organization; Ownership; Power; Qualification.
                              ---------------------------------------------
Finco (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Related Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and to borrow hereunder.

               (b) There have been no amendments to the Organic Documents of Finco since the respective dates of the certified copies furnished to the Liquidity Agent pursuant to Section 6.01(a), other than amendments, if any, not prohibited by this Agreement (copies of which have been furnished to the Liquidity Agent).

               SECTION 7.2.   Authorization.  The execution, delivery and
                              -------------
performance by Finco of each of the Related Documents, the borrowings hereunder and the other transactions contemplated hereby and by the other Related Documents (collectively, the "Transactions") (a) have been duly authorized by
                              ------------
all requisite corporate and, if required, stockholder action, (b) will not violate any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of Finco and (c) will not (i) violate (A) any material provision of any law, statute, rule or regulation, (B) any order of any Governmental Authority or (C) any material provision of any indenture, agreement or other instrument to which Finco is a party or by which Finco or any of its property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Finco (other than any Lien created hereunder, under the Collateral Agreement or Permitted Liens).

               SECTION 7.3.   Enforceability.  This Agreement has been duly
                              --------------
executed and delivered by Finco and constitutes, and each other Related Document when executed and delivered by each party thereto will constitute, a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

               SECTION 7.4.   Approvals.  No action, consent or approval of,
                              ---------
registration or filing with or any other action by any Governmental Authority or any other Person is or will be required in connection with the Transactions, except for the filing of Uniform Commercial Code financing statements.

               SECTION 7.5.   Financial Information; Financial Condition.  All
                              ------------------------------------------
balance sheets, all statements of operations, of shareholders' equity and of cash flow, and other financial data (other than projections) which have been or shall hereafter be furnished by Finco to Liquidity Lenders pursuant to Section 8.01(a), have been and will be prepared in accordance with GAAP (to the extent applicable) and do and will present fairly the financial condition of the parties which are the subject thereof as of the dates thereof and the results of their operations for the periods covered thereby, subject, in the case of all unaudited statements, to normal year-end adjustments and lack of footnotes and presentation items.

               SECTION 7.6.   Litigation; Compliance with Laws.  (a) There are
                              --------------------------------
no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Finco, threatened against or affecting Finco or any business, property or rights of Finco (i) that involve any Related Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

               (b) Neither Finco nor any of its respective material properties or assets is in violation of, nor will the continued operation of its material properties and assets as currently conducted violate, any law, rule or regulation, nor is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

               SECTION 7.7.   Employee Benefit Plans.  Each of Finco and its
                              ----------------------
ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to Plans and Multiemployer Plans. Neither Finco nor any of its ERISA Affiliates (a) maintains or contributes to or is or has within the past five years been required to maintain or contribute to, or has any obligation with respect to, a Plan or a Multiemployer Plan nor (b) will be required to maintain or contribute to a Plan or a Multiemployer Plan prior to the termination of this Agreement or during such period that Leasco has any obligations to Finco under this Agreement. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect.

               SECTION 7.8.   Tax Filings.  Finco and each consolidated,
                              -----------
combined or affiliated group of which Finco is a member (a "consolidated group") have filed all tax returns which have been required to be filed by them and have paid all taxes, including all payroll taxes and Federal and state withholding taxes, and all assessments payable by them that have become due, other than those taxes and assessments that are not yet delinquent or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP. As of the date hereof, there is no ongoing audit (other than routine sales tax audits and other routine audits) or, to Finco's knowledge, other governmental investigation of the tax liability of Finco or any such consolidated group and there is no unresolved claim by a taxing authority concerning Finco's or such consolidated group's tax liability for any period for which returns have been filed or were due other than those being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP. Finco has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its corporate existence and its qualification as a foreign corporation authorized to do business in each State in which it is required to so qualify, except where the failure to pay any such fees and expenses is not reasonably likely to have a Material Adverse Effect.

               SECTION 7.9.   No Material Misstatements.  None of the Offering
                              -------------------------
Memorandum nor any other information, report, financial statement, exhibit or schedule furnished in writing by or on behalf of Finco to the Liquidity Agent, the Agent or any Liquidity Lender in connection with the negotiation of any Related Document or included therein or delivered pursuant thereto (collectively, "information") contained, contains or will contain any material
                -----------
misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading, provided, that (a)
                                                            --------
the statements therein describing documents and agreements are summaries only and as such are qualified in their entirety by reference to such documents and agreements, (b) as to information therein that is specified as having been supplied by Persons other than Finco or an Affiliate of Finco, the foregoing representation is limited to the knowledge of Finco, (c) to the extent any such information was based upon or constitutes a forecast or projection, Finco represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information and (d) to the extent any such information was subsequently replaced, prior to the date hereof, by other information expressly correcting such earlier information (and either the Liquidity Agent or the Collateral Agent was expressly informed by or on behalf of Finco that such other information was correcting such earlier information), the foregoing representation does not apply to such earlier information.

               SECTION 7.10.  Investment Company Act; Public Utility Holding
                              ----------------------------------------------
Company Act; Securities Act.  Finco is not (a) an "investment company" as
---------------------------
defined in, or subject to regulation under, the Investment Company Act or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

               (b) Neither the entering into or performance by Finco of this Agreement nor the issuance of the Commercial Paper Notes under the circumstances contemplated by the Related Documents violates any provision of the Act or requires any consent, approval or authorization of, or registration with, the Securities Exchange Commission or any other governmental or public body or authority. It is not necessary in connection with the issuance of the Commercial Paper Notes under the circumstances contemplated by this Agreement and the other Related Documents to register the Commercial Paper Notes under the Act. It is not necessary in connection with the issuance of the Commercial Paper Notes under the circumstances contemplated by this Agreement and the other Related Documents to qualify any indenture under the Trust Indenture Act of 1939, as amended.

               SECTION 7.11.  Margin Regulations.  (a) Finco is not engaged
                              ------------------
principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

               (b) No part of the proceeds of any Liquidity Advance hereunder will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, T, U or X.

               SECTION 7.12.  Ownership; Subsidiaries.  (a) 100% of the common
                              -----------------------
stock of Finco is owned by TRS; and

               (b) Finco has no Subsidiaries and owns no capital stock of, or other interest in, any other Person.

               SECTION 7.13.  Solvency.  Immediately after the consummation of
                              --------
the Transactions to occur on or after the Closing Date and immediately following the making of each Loan made on the Closing Date and after giving effect to the application of the proceeds of such Loans, (i) the fair value of the assets of Finco, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of Finco will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;
(iii) Finco will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) Finco will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

               SECTION 7.14.  Title to Assets; Security Interests.  (a) Finco
                              -----------------------------------
has good and marketable title to all its material properties and assets, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes.

               (b) All material properties and assets of Finco are free and clear of Liens, other than Permitted Liens.

               (c) Except as set forth on Schedule 7.14, Finco does not own or lease any property of any kind.

               (d) No financing statement has been filed by any Person in any jurisdiction, other than those filed pursuant to the Related Documents, which names Finco as the debtor.

               SECTION 7.15.  Burdensome Provisions.  (a)  Finco is not a party
                              ---------------------
to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

               (b) Finco is not in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

               SECTION 7.16.  Proceeds.  The proceeds from the Liquidity
                              --------
Advances will only be used for the purposes set forth in Section 3.01(c).

               SECTION 7.17.  Business Location; Trade Names.  (a) Finco
                              ------------------------------
maintains its chief executive office, has its principal place of business, and keeps its consolidated business and financial records at 8669 N.W. 36th Street, Miami, Florida, 33166. The parties hereto acknowledge that, as of the date hereof, Finco plans to change the location of its chief executive office, principal place of business and consolidated business and financial records to 1560 Broadway, Suite 1800, Denver, Colorado, 80202.

               (b) Finco's legal name is FCTR, Inc., and Finco does not conduct business under any other name.

               SECTION 7.18   Collateral Agreement.  The Collateral Agreement is
                              --------------------
effective to create in favor of the Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Assigned Collateral and, when financing statements in appropriate form are filed in the offices specified on Schedule
7.18 hereto, the Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Assigned Collateral, in each case prior and superior in right to any other person, other than with respect to any Permitted Liens.

               SECTION 7.19.  No Material Adverse Change. There has been no
                              --------------------------
material adverse change in the business, assets, operations, prospects, condition, financial or otherwise, or material agreements of Finco since December 31, 1996.

               SECTION 7.20.  Other Representations. All representations and
                              ---------------------
warranties of Finco made in each Related Document to which it is a party are true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) as of the date hereof, or if stated to be as of an earlier date, as of such date, and are repeated herein as though fully set forth herein.

                                 ARTICLE VIII.

                                   Covenants
                                   ---------

               SECTION 8.1.  Affirmative Covenants. Finco covenants and agrees
                             ---------------------
with the Liquidity Agent and each Liquidity Lender that, until all Liquidity Commitments have terminated and all Obligations have been paid or performed in full, unless the Majority Banks shall otherwise consent in writing, Finco will perform the covenants set forth in this Section 8.01.

               (a)  Information. Finco will deliver to the Liquidity Agent, each
                    -----------
        Rating Agency and the Dealers:

                    (i) promptly upon the delivery by Leasco to Finco, a copy of the financial information and other materials required to be delivered by Leasco to Finco and the Agent pursuant to Section 9.05(a) of the Loan Agreement;

                    (ii) promptly upon the delivery by Leasco to Finco, copies of the financial information and other materials required to be delivered by Leasco to Finco and the Agent pursuant to Section 9.05(b) of the Loan Agreement;

                    (iii) from time to time such additional information
               regarding the financial position, results of operations or business of TRS and its Subsidiaries as the Liquidity Agent may reasonably request to the extent that Leasco delivers such information to Finco pursuant to Section 9.05(c) of the Loan Agreement;

                    (iv) at the time of delivery of the items described in clauses (i) and (ii) above, a certificate of an officer of Finco that, except as provided in any certificate delivered in accordance with Section 8.01(a), no Amortization Event or Potential Amortization Event has occurred or is continuing during such fiscal quarter;

                    (v) on or prior to June 30 of each year, a certificate of the chief financial officer of Finco (A) certifying that the ratings assigned by the Rating Agencies in respect of the Commercial Paper Notes have not been withdrawn or downgraded below A-1 by S&P or P-1 by Moody's since the date of this Agreement, (B) certifying the ratings assigned by the Ratings Agencies as of the date of such certificate or (C) certifying that the ratings assigned by the Ratings Agencies have, as of the date of such certificate, been withdrawn;

                    (vi) on or prior to the twentieth day of each month (or if such day is not a Business Day, on the next succeeding Business
               Day), a copy of the Monthly Report and the Monthly Vehicle Statement, each relating to the Collateral as of the last Business Day of the immediately preceding month received by Finco from Leasco pursuant to Section 9.05(h) of the Loan Agreement; and

                    (vii) on each Business Day when any Liquidity Advance is
               outstanding, a statement setting forth (A) the maturity date and face amount of each outstanding Commercial Paper Note and (B) the aggregate principal amount of outstanding Liquidity Advances (or, at Finco's option, a statement updating any statement previously provided by Finco to the Liquidity Agent which contained such information as of a prior date).

               (b)  Compliance with Covenants. Finco will comply with each
                    -------------------------
        covenant made by it and contained in any Related Document to which it is a party (subject to the grace periods and materiality provisions set forth therein).

               (c)  Payment of Obligations. Finco will pay its Indebtedness and
                    ----------------------
        other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and
                                        --------  -------
        discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and Finco shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

               (d)  Maintenance of Existence. Finco will maintain its existence
                    ------------------------
        as a corporation validly existing and in good standing under the laws of the State of Delaware and duly qualified as a foreign corporation licensed under the laws of each state in which the failure to so qualify would have a material adverse effect on the business and operations of Finco.

               (e)  Compliance with Laws. Finco will comply with all applicable
                    --------------------
        laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including ERISA and the rules and regulations thereunder) except where the failure to comply therewith is not reasonably likely to have a material adverse effect on the business and operations of Finco.

               (f)  Inspection of Property, Books and Records. Finco will keep
                    -----------------------------------------
        proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its Assets, business and activities in accordance with GAAP; and will permit representatives of the Liquidity Agent and, if an Amortization Event shall have occurred and is continuing, representatives of any Liquidity Lender, at Finco's expense, to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times and as often as the Liquidity Agent or such Liquidity Lender may reasonably deem appropriate (but not more often than once a month in the case (i) of any Liquidity Lender and (ii) of the Liquidity Agent prior to the occurrence of an Amortization Event).

               (g)  Notice of Default. Promptly upon becoming aware of any
                    -----------------
        Potential Amortization Event or Amortization Event, Finco shall give the Liquidity Agent, the Dealers and each Rating Agency notice thereof, together with a certificate of the President, Vice President or the principal financial officer of Finco setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by Finco.

               (h)  Notice of Material Proceedings. Promptly upon becoming aware
                    ------------------------------
        thereof, Finco shall give the Liquidity Agent, the Dealers and each Rating Agency written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting Finco which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of Finco or the ability of Finco to perform its obligations under this Agreement or under any other Related Document to which it is a party.

               (i)  Further Requests. Finco will promptly furnish to the
                    ----------------
        Liquidity Agent and each Rating Agency such other information as, and in such form as, the Liquidity Agent or any Rating Agency may reasonably request; provided, however, that such Liquidity Agent or Rating Agency
                 --------  -------
        shall adhere to any reasonable requirements or restrictions relating to the confidentiality of such information.

               (j)  Further Assurances. Finco agrees to do such further acts and
                    ------------------
        things, and to execute and deliver to the Liquidity Agent such additional assignments, agreements, powers and instruments, as the Liquidity Agent reasonably determines to be necessary to carry into effect the purposes of this Agreement or to better assure and confirm unto the Liquidity Agent its rights, powers and remedies hereunder.

               (k)  Use of Proceeds of Commercial Paper Notes. (i) Finco shall
                    -----------------------------------------
        use the proceeds of the Commercial Paper Notes solely for one or more of the following purposes: (A) to pay matured Commercial Paper Notes when due, in accordance with the Depositary Agreement; (B) to fund Loans; and
        (C) to pay principal of, or interest on, any Liquidity Advance or any other amount payable by Finco under this Agreement or other Related Document and any interest thereon.

                    (ii) Notwithstanding any provision of this Agreement, on
               any day when any Liquidity Advance is outstanding, Finco shall not use the net proceeds of the issuance of Commercial Paper Notes to fund Loans.

               (l)  Vehicles. Finco shall use commercially reasonable efforts to
                    --------
        cause Leasco to maintain good, legal and marketable title to the Vehicles, free and clear of all Liens (i) except for Permitted Liens and
        (ii) except for those Initial Vehicles subject to the Vehicle Title Nominee Agreement for so long as such Initial Vehicles remain subject thereto.

               SECTION 8.2.  Negative Covenants. Finco covenants and agrees with
                             ------------------
the Liquidity Agent and each Liquidity Lender that until all Liquidity Commitments have been terminated and all Obligations have been paid or performed in full, unless the Majority Banks otherwise consent in writing, Finco will perform the obligations set forth in this Section 8.02.

               (a) Liens. Finco will not create, incur, assume or permit to
                   -----
        exist any Lien upon any of its Assets (including the Assigned Collateral), the Accounts, the Commercial Paper Account or the Deposited Funds, other than Liens created by or permitted under the Related Documents.

               (b) Other Indebtedness. Without (i) the prior written consent of
                   ------------------
        the Majority Banks and (ii) the prior receipt of written confirmation of the Rating Agencies that any such action will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes by the Rating Agencies, Finco will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than Indebtedness under this Agreement, Indebtedness evidenced by the Commercial Paper Notes and Indebtedness under or permitted under any other Related Document.

               (c) Consolidations and Mergers. Finco will not, except as may be
                   --------------------------
        permitted by the express written approval of the Majority Banks and upon the receipt of written confirmation of the Rating Agencies that such action will not result in the downgrading or withdrawal of the then current ratings on the Commercial Paper Notes of the Rating Agencies, merge with or into, enter into any joint venture or other association with, or consolidate with, any other Person.

               (d) Sales of Assets. Finco will not sell, lease, transfer,
                   ---------------
        liquidate or otherwise dispose of any Assets, except as contemplated by the Related Documents and provided that the proceeds thereof are paid directly to the Collateral Account.

               (e) Acquisition of Assets. Finco will not acquire, by long-term
                   ---------------------
        or operating lease or otherwise, any Assets, except pursuant to the terms of the Related Documents.

               (f) Dividends, Officers' Compensation, etc. Except as
                   --------------------------------------
        contemplated by the Related Documents, Finco will not (i) declare or pay any dividends on any shares of its capital stock or make any other distribution on, or any purchase, redemption or other acquisition of, any shares of its capital stock; provided, however, that Finco may pay
                                         --------  -------
        dividends to TRS out of funds held in the Cash Reserve Account to the extent that, after giving effect to such dividend, the Actual Cash Reserve Percentage will be equal to or greater than 2.00% of Aggregate Outstandings, (ii) other than in the ordinary course of business pay any wages or salaries or other compensation to officers, directors, employees or others except out of earnings computed in accordance with GAAP or (iii) sell or transfer property to, or purchase or acquire property from, or otherwise engage in any transaction with, any of its Affiliates.

               (g) Name; Chief Executive Office. Except in connection with the
                   ----------------------------
        change described in the last sentence of Section 7.17(a) hereof, Finco will neither (i) change the location of its chief executive office (within the meaning of the UCC) without 60 days' prior notice to the Agent, the Liquidity Agent and each Rating Agency nor (ii) change its name without prior notice to the Agent, the Liquidity Agent and each Rating Agency sufficient to allow the Agent to make all filings (including filings of financing statements on form UCC-1) and recordings necessary to perfect the interest of the Agent in the Assigned Collateral pursuant to the Collateral Agreement.

               (h) Organic Documents. Finco will not amend any of its Organic
                   -----------------
        Documents without the written consent of the Majority Banks and each of the Rating Agencies.

               (i) Investments. Finco will not make, incur, or suffer to exist
                   -----------
        any loan, advance, extension of credit to, guarantee on behalf of or other investment in, any Person other than pursuant to the Loan Agreement and with respect to Eligible Investments.

               (j) No Other Agreements; Amendments to Related Documents. Finco
                   ----------------------------------------------------
        will not, without the prior written consent of the Majority Banks, (i) enter into or be a party to any material agreement or instrument other than any Related Document or documents and agreements incidental thereto or (ii) amend, modify, waive or give any approval, consent or permission under, any provision of any Related Document to which it is a party other than such amendments that relate to minor administrative matters that do not, among other things, amend or modify (A) the amount or timing of any payments (or priorities for payments) to be made under the Related Documents, (B) any rights in the Assigned Collateral (or any priorities or rights or restrictions on encumbrances with respect thereto), or (C) any prohibition or restriction on the incurrence of any Indebtedness under the Related Documents. Notwithstanding the foregoing provisions of this Section 8.02(j), Finco may, at any time and from time to time, without the consent of the Majority Banks, enter into any amendment, supplement or other modification to any Related Document, in form and substance satisfactory to the Liquidity Agent, to cure any apparent ambiguity or to correct or supplement any inconsistent provisions therein; provided, however, that (i) any such action shall
                            --------  -------
        not have a materially adverse effect on the interests of the Liquidity Lenders and (ii) a copy of such amendment, supplement or other modification is furnished to the Liquidity Lenders and each of the Rating Agencies in accordance with the notice provisions hereof not later than 10 days prior to the execution thereof.

               (k) Other Business. Finco will not engage in any business or
                   --------------
        enterprise or enter into any transaction other than the making of Loans to Leasco under the Loan Agreement, the related exercise of its rights as a secured creditor, the issuance of Commercial Paper Notes, the incurrence of Indebtedness under this Agreement, the incurrence and payment of ordinary course operating expenses and as otherwise contemplated by the Related Documents.

               (l) Maintenance of Separate Existence. (i) Finco will do all
                   ---------------------------------
        things necessary to maintain its corporate existence separate and apart from that of TRS and Affiliates of TRS including as described in that certain opinion letter issued by Willkie Farr & Gallagher in the form attached as Exhibit M-2 hereto dated as of the Closing Date addressing the issue of substantive consolidation as it may relate to Finco and TRS. Finco acknowledges its receipt of a copy of such opinion letter issued by Willkie Farr & Gallagher. Finco hereby agrees to maintain in place all policies and procedures, and to take and continue to take all action, described in the factual assumptions set forth in such opinion letter and relating to Finco.

               (m) Offering Document. Finco will not include in any offering
                   -----------------
        document, including the Offering Memorandum, for the Commercial Paper Notes any information regarding any Liquidity Lender which was not approved or furnished by such Liquidity Lender.

               (n) [Reserved].

               (o) Leasco Obligations. Finco will not take any action which
                   ------------------
        would result in Leasco or any Affiliate of Finco having a right to refuse to perform any of its obligations under any of the Related Documents.

               (p) Employee Benefits. Finco will (i) comply in all material
                   -----------------
        respects with the applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to Plans and Multiemployer Plans and (ii) furnish to the Liquidity Agent, as soon as possible after, and in any event within 10 days after any Authorized Officer of Finco or any of its ERISA Affiliates knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in a Material Adverse Effect, a statement of an Authorized Officer of Finco setting forth details as to such ERISA Event and the action, if any, that Finco proposes to take with respect thereto.

               (q) Eligible Chassis Manufacturer Insolvency. In the event that
                   ----------------------------------------
        an Event of Bankruptcy with respect to an Eligible Chassis Manufacturer shall have occurred and be continuing, Finco shall cause Leasco, pursuant to Section 12.03(b) and in accordance with Section 10.14 of the Loan Agreement, to refrain from placing any Vehicle Order with such Manufacturer.

                                  ARTICLE IX.

                              Amortization Events
                              -------------------

               SECTION 9.1 Amortization Event. Each of the following events or
                           ------------------
occurrences described in this Section 9.01 shall constitute an "Amortization Event":

               (a) Nonpayment of Obligations. Finco shall (i) fail to repay
                   -------------------------
        maturing Commercial Paper Notes when due; (ii) fail to make a payment within two Business Days of the Scheduled Maturity Date or prepayment (as a result of a mandatory prepayment requirement under Section 4.01(b)) of principal of any Liquidity Advance within two Business Days of the date on which such payment is due; (iii) fail to make a payment of any interest on any Liquidity Advance within five Business Days of the date on which such payment is due; or (iv) fail to make a payment of any fees or any other amounts payable hereunder within three Business Days after the earlier of (x) the date the Liquidity Agent delivers written notice thereof to Finco and (y) the date a Responsible Officer of Finco has knowledge thereof.

               (b) Breach of Warranty. Any representation or warranty made by
                   ------------------
        Finco herein or in any other Related Document to which it is a party shall have been incorrect in any material respect (to the extent that any such representation or warranty does not incorporate a materiality limitation in its terms) as of the date such representation or warranty is made and continues to be incorrect in any material respect (to the extent that any such representation or warranty does not incorporate a materiality limitation in its terms) for a period of 30 days after the earlier of (i) the date on which written notice thereof shall have been given to Finco by the Liquidity Agent or any Liquidity Lender and (ii) the date on which Finco obtains actual knowledge thereof, or any certificate, financial statement or any other material writing furnished by Finco pursuant to this Agreement or any such other Related Document shall have been incorrect in any material respect when made (or deemed made) and continues to be incorrect in any material respect for a period of 10 days (other than with respect to any

        Officer's Certificate delivered with respect to the Borrowing Base, for which such period is one Business Day) after the earlier of (A) the date on which written notice thereof shall have been given to Finco by the Liquidity Agent or any Liquidity Lender and (B) the date on which Finco has knowledge thereof.

               (c) Nonperformance of Certain Covenants and Obligations. Finco
                   ---------------------------------------------------
        shall default in the due performance and observance of any of its obligations under Section 8.02 and such default shall continue unremedied for a period of ten days after the earlier of (i) the date on which written notice thereof shall have been given to Finco by the Liquidity Agent or any Liquidity Lender and (ii) the date on which Finco has knowledge thereof.

               (d) Nonperformance of Other Covenants and Obligations. Finco
                   -------------------------------------------------
        shall default in the due performance and observance of any covenant or agreement contained herein or in any other Related Document to which it is a party (other than those specified in paragraphs (a), (b) and (c) of this Section 9.01), and, in the case of defaults other than with respect to paragraphs (g) or (h) of Section 8.01, such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to Finco by the Liquidity Agent or any Liquidity Lender or, in the case of paragraphs (g) or (h) of Section 8.01, such default shall continue unremedied for a period of 30 days after Finco initially becomes aware of such failure to perform or comply with such covenant.

               (e) Judgments. Any final and unappealable (or, if capable of
                   ---------
        appeal, such appeal is not being diligently pursued or enforcement thereof has not been stayed) judgment or order for the payment of money in excess of $100,000, shall be rendered against Finco and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days.

               (f) Bankruptcy, Insolvency, etc.  The occurrence of any Event of
                   ---------------------------
        Bankruptcy with respect to TRS, Finco or Leasco.

               (g) Independent Directors.  Finco shall fail to have two or more
                   ---------------------
        Independent Directors on its board and such failure shall have continued for a period of 30 days.

               (h) Enforceability of or Default under Related Documents. (i) Any
                   ----------------------------------------------------
        of the Related Documents or any portion thereof shall not be in full force and effect, enforceable in accordance with its terms or Finco or Leasco shall so assert in writing or (ii) any Loan Event of Default shall occur.

               (i) Investment Company.  Finco shall have become an "investment
                   ------------------
        company" or shall have become under the "control" of an "investment company" under the Investment Company Act.

               (j) Termination of Loan Commitment.  The Loan Commitment
                   ------------------------------
        Termination Date shall have occurred.

               (k) Program Downgrade. The rating on the Commercial Paper Notes
                   -----------------
        shall have been downgraded to A-2 by S&P or P-2 by Moody's, or less, or withdrawn, and all Liquidity Lenders shall have a rating of A-1, or better, by S&P and Prime-1 by Moody's.

               (l) Termination of Liquidity Commitments or Reduction of
                   ----------------------------------------------------
        Aggregate Liquidity Commitment. The Liquidity Commitment Termination
        ------------------------------
        Date with respect to all Liquidity

        Lenders shall have occurred or the Aggregate Liquidity Commitment is reduced due to the failure of certain Liquidity Lenders to renew their Liquidity Commitments on any date to 50% or less than the Aggregate Liquidity Commitment in effect immediately prior to such reduction.

               (m) Enhancement Amount. The (i) Enhancement Test Percentage is,
                   ------------------
        for a period of 10 days, less than the Required Enhancement Percentage or (ii) Required Enhancement Percentage exceeds 27%.

               SECTION 9.2.  Action upon Amortization Event. (a) If any
                             ------------------------------
Amortization Event (i) set forth in paragraph (a), (e), (g), (i), (j), (k), (l) or (m) of Section 9.01 shall have occurred and be continuing, (A) the Agent shall upon having actual knowledge thereof (1) notify the Depositary and the Dealers of the occurrence of such Amortization Event and (2) instruct Finco and the Depositary to cease issuing Commercial Paper Notes and (B) the right of Finco to issue Commercial Paper Notes shall automatically terminate or (ii) set forth in any other paragraph of Section 9.01 shall have occurred, (A) the Agent shall, at the request or with the consent of the Majority Banks (1) notify the Depositary and the Dealers of the occurrence of such Amortization Event and (2) instruct Finco and the Depositary to cease issuing Commercial Paper Notes and
(B) the right of Finco to issue Commercial Paper Notes shall automatically terminate.

               (b) If any Amortization Event occurs under Section 9.01(f), without giving effect to any grace periods included in the definition of Event of Bankruptcy, the Liquidity Agent will instruct the Depositary and Finco to cease issuing Commercial Paper Notes.

               (c) Upon the occurrence of any Amortization Event pursuant to paragraph 9.01(f) with respect to Finco (i) the Liquidity Commitment of each Liquidity Lender shall automatically be terminated and (ii) all such principal, accrued interest, fees and other Obligations hereunder shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Finco.

               (d) Upon the occurrence of any event specified in paragraph (a) through (i) or (k) of Section 9.01 the Liquidity Agent may, at the request, or with the consent, of Liquidity Lenders then holding, in the aggregate, Liquidity Commitments in excess of 50% of the Aggregate Liquidity Commitment (or, if the Aggregate Liquidity Commitment shall have been terminated, Liquidity Lenders then holding, in the aggregate in excess of 50% of the principal amount of Liquidity Advances then outstanding), by notice to Finco, declare the aggregate principal amount of any Liquidity Advances then outstanding, together with accrued interest and all fees and other Obligations hereunder, immediately due and payable, whereupon all such principal, accrued interest, fees and other Obligations hereunder shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Finco.

               (e) Upon the occurrence of any Amortization Event, the Liquidity Agent may (i) instruct Finco to terminate the Loan Commitment and cease funding the purchase or financing of Vehicles under the Loan Agreement; and (ii) pursue any other right or remedy under this Agreement and the other Related Documents or under applicable law or otherwise.

               SECTION 9.3.  Limited Amortization Events. Each of the following
                             ---------------------------
events or occurrences described in this Section 9.03 shall constitute a "Limited Amortization Event".

               (a) Termination of Liquidity Commitment. The Liquidity Commitment
                   -----------------------------------
        of any Liquidity Lender shall have been terminated and Finco shall have failed to replace any such Liquidity Lender.

               (b) Rating Downgrade of Liquidity Lender. A Rating Downgrade
                   ------------------------------------
        below A-2 by S&P or P-2 by Moody's shall occur and be continuing for 60 days (or such other period permitted by the Rating Agencies) with respect to any Liquidity Lender and such Liquidity Lender shall not have been replaced pursuant to Section 5.09 hereof.

               (c) Enhancement Amount.  The Enhancement Test Percentage is, for
                   ------------------
        a period of one Business Day, less than the Required Enhancement Percentage.

               SECTION 9.4.  Action upon Limited Amortization Event. (a) If any
                             --------------------------------------
Limited Amortization Event set forth in Section 9.03(a) shall have occurred and be continuing, then Finco shall not issue Commercial Paper Notes or request Revolving Advances to the extent that after giving effect to such issuance or Revolving Advance (and the use of proceeds thereof), the Aggregate Outstandings shall exceed the Aggregate Liquidity Commitment (reduced by the aggregate Liquidity Commitments of the Liquidity Lenders that have been terminated).

               (b) If any Limited Amortization Event set forth in Section 9.03(b) shall have occurred and be continuing, then Finco shall not issue Commercial Paper Notes or request Revolving Advances to the extent that after giving effect to such issuance or Revolving Advance (and the use of proceeds thereof), the Aggregate Face Amount shall exceed the Aggregate Liquidity Commitment (reduced by the aggregate Liquidity Commitments of the Affected Liquidity Lenders).

               (c) If any Limited Amortization Event set forth in Section 9.03(c) shall have occurred and be continuing, then Finco shall not issue Commercial Paper Notes or request Revolving Advances to the extent that, after giving effect to such issuance or Revolving Advance, the Enhancement Test Percentage would be less than the Required Enhancement Percentage.

                                   ARTICLE X.

                               The Liquidity Agent
                               -------------------

               SECTION 10.1.  Actions. Each Liquidity Lender hereby appoints
                              -------
Citibank as its Liquidity Agent under and for purposes of this Agreement, the Liquidity Advance Notes and each other Related Document. Each Liquidity Lender hereby authorizes the Liquidity Agent to act on behalf of such Liquidity Lender under this Agreement, the Liquidity Advance Notes and each other Related Document and, in the absence of other written instructions from the Majority Banks received from time to time by the Liquidity Agent (with respect to which the Liquidity Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Liquidity Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Liquidity Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Liquidity Agent, pro rata according to such Liquidity Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Liquidity Agent in any way relating to or arising out of this Agreement, the Liquidity Advance Notes and any other Related Document, including reasonable attorneys' fees (including the allocated costs of in-house counsel), and as to which the Liquidity Agent is not reimbursed by Finco; provided, however, that no Liquidity Lender shall be
                         --------  -------
liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Liquidity Agent's gross negligence or wilful misconduct. The Liquidity Agent shall not be required to take any action hereunder, under the Liquidity Advance Notes or under any other Related Document, or to prosecute or defend any suit in respect of this Agreement, the Liquidity Advance Notes or any other Related Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Liquidity Agent shall be or become, in the Liquidity Agent's determination, inadequate, the Liquidity Agent may call for additional indemnification from the Liquidity Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. The Liquidity Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder except as specifically required by the terms and conditions of this Agreement, notwithstanding any course of conduct or practice that the Liquidity Agent may have engaged in, and no party or any Holder may rely on the continued existence of such practice.

               SECTION 10.2  Collateral Agreement. Without limiting the
                             --------------------
authorizations otherwise set forth in this Article X, each Liquidity Lender hereby authorizes the Liquidity Agent to execute and deliver the Collateral Agreement and each of the other Related Documents as Liquidity Agent and on behalf of such Liquidity Lender, with the same effect as if such Liquidity Lender had executed the Collateral Agreement or such Related Document in its own name. Each Liquidity Lender acknowledges that the Collateral Agreement contains certain provisions, including Section 7.02 thereof, which give rise to indemnification obligations in respect of the Agent on the part of such Liquidity Lender and such Liquidity Lender hereby agrees to be bound by such provisions, as the same may from time to time be modified in accordance with the terms of the Collateral Agreement and this Agreement.

               SECTION 10.3.  Exculpation. Neither the Liquidity Agent nor any
                              -----------
of its directors, officers, employees or agents shall be liable to any Liquidity Lender for any action taken or omitted to be taken by it under this Agreement or any other Related Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Related Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Related Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by Finco of its obligations hereunder or under any other Related Document. Any such inquiry which may be made by the Liquidity Agent shall not obligate it to make any further inquiry or to take any action. The Liquidity Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Liquidity Agent believes to be genuine and to have been presented by a proper Person. As to any matters not expressly provided for in this Agreement or any other Related Document, the Liquidity Agent shall not be required to exercise any discretion or take any action, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks.

               SECTION 10.4.  Successor. The Liquidity Agent may resign as such
                              ---------
at any time upon at least 30 days' prior written notice to Finco and all Liquidity Lenders, and the Liquidity Agent may be removed at any time with cause by the Majority Banks. If the Liquidity Agent at any time shall resign or be removed, the Majority Banks may appoint (with, if no Potential Amortization Event or Amortization Event (other than a Scheduled Amortization Event) then exists, the consent of Finco, which consent shall not be unreasonably withheld or delayed) another Liquidity Lender as a successor Liquidity Agent which shall thereupon become the Liquidity Agent hereunder. If no successor Liquidity Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Liquidity Agent's giving notice of resignation or the Majority Banks' removal of the retiring Liquidity Agent, then the retiring Liquidity Agent may, on behalf of the Liquidity Lenders, appoint a successor Liquidity Agent, which shall be one of the Liquidity Lenders or an Eligible Liquidity Lender. The resignation or removal of the Liquidity Agent shall not become effective until a successor Liquidity Agent has been appointed and shall have accepted such appointment. Upon the acceptance of any appointment as Liquidity Agent hereunder by a successor Liquidity Agent, such successor Liquidity Agent shall be entitled to receive from the retiring Liquidity Agent such documents of transfer and assignment as such successor Liquidity Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Liquidity Agent, and the retiring Liquidity Agent shall be discharged from its duties and obligations under this Agreement and all other Related Documents. After any retiring Liquidity Agent's resignation or removal hereunder as the Liquidity Agent, the provisions of (a) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Liquidity Agent under this Agreement; and (b) Section 11.03 and Section 11.04 shall continue to inure to its benefit.

               SECTION 10.5.  Liquidity Advances by Citibank. Citibank (and any
                              ------------------------------
successor thereto in its capacity as Liquidity Agent, that is also a Liquidity Lender) shall have the same rights and powers with respect to (x) the Liquidity Advances made by it or any of its Affiliates, and (y) the Liquidity Advance Notes held by it or any of its Affiliates as any other Liquidity Lender and may exercise the same as if it were not the Liquidity Agent. Citibank (and such successor) and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with Finco or any Affiliate of Finco as if Citibank (and such successor) were not the Liquidity Agent hereunder.

               SECTION 10.6.  Credit Decisions. Each Liquidity Lender
                              ----------------
acknowledges that it has, independently of the Liquidity Agent and each other Liquidity Lender, and based on such Liquidity Lender's review of the financial information of Finco and Leasco, this Agreement, the other Related Documents (the terms and provisions of which being satisfactory to such Liquidity Lender) and such other documents, information and investigations as such Liquidity Lender has deemed appropriate, made its own credit decision to extend its Liquidity Commitment. Each Liquidity Lender also acknowledges that it will, independently of the Liquidity Agent and each other Liquidity Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Related Document.

               SECTION 10.7.  Copies, etc. The Liquidity Agent shall give prompt
                              -----------
notice to each Liquidity Lender of each notice or request required or permitted to be given to the Liquidity Agent by Finco pursuant to the terms of this Agreement (unless concurrently delivered to the Liquidity Lenders by Finco). The Liquidity Agent will distribute to each Liquidity Lender each document or instrument received for its account and copies of all other communications received by the Liquidity Agent from Finco for distribution to the Liquidity Lenders by the Liquidity Agent in accordance with the terms of this Agreement.

                                   ARTICLE XI.

                            Miscellaneous Provisions
                            ------------------------

               SECTION 11.1.  Waivers, Amendments, etc. The provisions of this
                              ------------------------
Agreement and each other Related Document to which Finco is a party may from time to time be amended, modified or waived, if (i) prior written notice of such amendment, modification or waiver is given to each of the Rating Agencies and the Dealers, (ii) subject to Section 8.02(j) hereof as it relates to amendments of the Related Documents other than the Liquidity Agreement, such amendment, modification or waiver is in writing and consented to in writing by Finco and the Majority Banks and (iii) such amendment, modification or waiver shall not, as evidenced by written confirmation of the Rating Agencies, result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes by the Rating Agencies; provided, however, that any modification of
                              --------  -------
Section 6.03 or this Section 11.01, any requirement hereunder that any particular action be taken by all the Liquidity Lenders or by the Majority Banks or any change in the definition of the term "Borrowing Base Deficiency", "Manufacturer", "Event of Bankruptcy" or "Majority Banks" or any defined term used for the purpose of any such definition shall require the consent of each Liquidity Lender; and provided, further, that any amendment, waiver or other
                      --------  -------
modification that would:

               (a) increase the Liquidity Commitment or the Percentage of any Liquidity Lender or reduce any fees described in Article IV payable to any Liquidity Lender shall require the consent of such Liquidity Lender;

               (b) amend the definition of the Scheduled Maturity Date, the Scheduled Liquidity Commitment Termination Date, or the Liquidity Commitment Termination Date shall require the consent of each Liquidity Lender affected thereby;

               (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Liquidity Advance of any Liquidity Lender (or reduce the principal amount of or rate of interest on any Liquidity Advance of any Liquidity Lender) shall require the consent of each Liquidity Lender affected thereby;

               (d) modify or waive the conditions precedent to the effectiveness of this Agreement set forth in Article VI shall require the consent of each Liquidity Lender;

               (e) approve the assignment or transfer by Finco of any of its rights or obligations hereunder or under any other Related Document to which it is a party except pursuant to the express terms hereof or thereof shall require the consent of each Liquidity Lender;

               (f) release any of the Collateral from the Lien under the Collateral Agreement or release any obligor under any Related Document to which it is a party except pursuant to the express terms of such Related Document shall require the consent of each Liquidity Lender; provided, however, that the Agent may release liens on Vehicles in
        --------  -------
        accordance with the Collateral Agreement;

               (g) affect adversely the interests, rights or obligations of any Liquidity Lender individually in comparison to other Liquidity Lenders shall require the consent of such Liquidity Lender;

          (h) affect adversely the interests, rights or obligations of either the Liquidity Agent or the Agent in its capacity as such shall require the consent of the Liquidity Agent or the Agent, as the case may be;

          (i) amend or otherwise modify or waive any Amortization Event shall require the consent of each Liquidity Lender; and

          (j) amend or waive any condition precedent to the issuance of the Commercial Paper Notes set forth in Section 2.02 shall require written confirmation from each of S&P and Moody's that such amendment or waiver will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes by each of S&P and Moody's.

          Notwithstanding the foregoing provisions of this Section 11.01, Finco and the Liquidity Agent may, at any time and from time to time, without the consent of the Liquidity Lenders, enter into any amendment, supplement or other modification to this Agreement to cure any apparent ambiguity or to correct or supplement any provision in this Agreement that may be inconsistent with any other provision herein; provided, however, that (i) any such action shall not
                        --------  -------
have a materially adverse effect on the interests of the Liquidity Lenders and
(ii) a copy of such amendment, supplement or other modification is furnished to each Liquidity Lender and each Rating Agency in accordance with the notice provisions hereof not later than ten days prior to the execution thereof by Finco and the Liquidity Agent.

          No failure or delay on the part of the Liquidity Agent, any Liquidity Lender or the holder of any Liquidity Advance Note in exercising any power or right under this Agreement or any other Related Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Finco in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Liquidity Agent, any Liquidity Lender or the holder of any Liquidity Advance Note under this Agreement or any other Related Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          SECTION 11.2  Notices. All notices, amendments, waivers, consents and
                        -------
other communications provided to any party hereto under this Agreement or any other Related Document shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Assignment and Acceptance Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

          SECTION 11.3 Payment of Costs and Expenses. Finco agrees to pay on
                       -----------------------------
demand all reasonable expenses of the Liquidity Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Liquidity Agent and of local counsel, if any, who may be retained by counsel to the Liquidity Agent) in connection with:

          (a) the negotiation, preparation, execution, delivery and administration of this Agreement and of each other Related Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Related Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby or thereby are consummated;

          (b) if applicable, the filing, recording, refiling or rerecording of the Collateral Agreement and/or any UCC financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Collateral Agreement;

          (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Related Document;

          (d) the transactions contemplated by this Agreement and any of the other Related Documents; and

          (e) the preparation and negotiation of the legal opinions of counsel to each Liquidity Lender.

Finco further agrees to pay, and to save the Liquidity Agent and the Liquidity Lenders harmless from all liability for, (i) any breach by Finco of any of its obligations under this Agreement, (ii) all reasonable costs incurred by the Liquidity Agent or the Liquidity Lenders in enforcing this Agreement and (iii) any stamp, documentary or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, any Borrowing hereunder, or the issuance of the Liquidity Advance Notes or any other Related Documents. Finco also agrees to reimburse the Liquidity Agent or such Liquidity Lender upon demand for all reasonable out-of-pocket expenses incurred by the Liquidity Agent or such Liquidity Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and
(y) the enforcement of any Obligations.

          SECTION 11.4. Indemnification. In consideration of the execution
                        ---------------
and delivery of this Agreement by each Liquidity Lender and the extension of the Liquidity Commitments, Finco hereby indemnifies and holds the Liquidity Agent and each Liquidity Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and reasonable expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including any liability in connection with the offering and sale of the Commercial Paper Notes), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to:

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Liquidity Advance; or

          (b)  the entering into and performance of this Agreement and any other Related Document by any of the Indemnified Parties, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct; provided that Finco hereby indemnifies
                                         --------
        the Indemnified Parties, in connection with prosecuting or defending any such claims, for reasonable attorneys' fees and expenses. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Finco hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 11.04 shall in no event include indemnification for any Taxes (which indemnification is provided in Section 5.06). Finco shall give notice to the Rating Agencies of any claim for Indemnified Liabilities made under this Section.

          SECTION 11.5.  Survival. The obligations of Finco under Sections 5.03,
                         --------
5.04, 5.05, 5.06, 11.03 and 11.04, and the obligations of the Liquidity Lenders under Sections 10.01 and 10.02, shall in each case survive any termination of this Agreement, the payment in full of all the Obligations and the termination of all Liquidity Commitments.

          SECTION 11.6.  Severability. Any provision of this Agreement or any
                         ------------
other Related Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Related Document or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 11.7.  Headings. The various headings of this Agreement and of
                         --------
each other Related Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Related Document or any provisions hereof or thereof.

          SECTION 11.8.  Execution in Counterparts. This Agreement may be
                         -------------------------
executed by the parties hereto in several counterparts, each of which shall be executed by Finco and the Liquidity Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 11.9. Governing Law; Entire Agreement. THIS AGREEMENT AND EACH
                        -------------------------------
OTHER RELATED DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Liquidity Advance Notes and the other Related Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 11.10. Successors and Assigns. This Agreement shall be binding
                         ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                        --------  -------

          (a) Finco may not assign or transfer its rights or obligations hereunder, other than pursuant to the Collateral Agreement, without (i) the prior written consent of the Liquidity Agent and all Liquidity Lenders and (ii) written confirmation from each of the Rating Agencies that its then current rating of the Commercial Paper Notes will not be reduced or withdrawn as a result thereof; and

          (b) the rights of sale, assignment and transfer of the Liquidity Lenders are subject to Section 11.11.

          SECTION 11.11. Assignments and Participations. (a) Whenever in this
                         ------------------------------
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Finco, the Liquidity Agent, the Agent or the Liquidity Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

               (b) Each Liquidity Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement to any Eligible Liquidity Lender (such Liquidity Lender, an "Assignee Lender" or "Liquidity Participant") (including all or a
         ---------------
        portion of its Liquidity Commitment and the Liquidity Advances at the time owing to it); provided, however, that (i) except in the case of an
                           --------  -------
        assignment to a Liquidity Lender or an Affiliate of such Liquidity Lender, (x) Finco (unless an Event of Amortization shall have occurred and be continuing) and the Liquidity Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) and (y) the amount of the Liquidity Commitment of the assigning Liquidity Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Liquidity Agent) shall not, unless otherwise agreed to by Finco and the Liquidity Agent, be less than $5,000,000 (or, if less, the entire remaining amount of such Liquidity Commitment), (ii) the parties to each such assignment shall execute and deliver to the Liquidity Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, (iii) the Assignee Lender, if it shall not be a Liquidity Lender, shall deliver to the Liquidity Agent an Administrative Questionnaire and (iv) notwithstanding the foregoing, no such assignment may be made to any of the persons identified on Schedule 11.11 hereto without the prior written consent of Finco. Upon acceptance and recording pursuant to paragraph (e) of this
        Section 11.11, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the Assignee Lender thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Liquidity Lender under this Agreement and (B) the assigning Liquidity Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Liquidity Lender's rights and obligations under this Agreement, such Liquidity Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 5.03, 5.04, 5.05, 5.06, 5.08, 11.03, 11.04, 11.13, and 11.16, as well as to any Fees accrued for its account and not yet paid).

               (c) By executing and delivering an Assignment and Acceptance, the assigning Liquidity Lender thereunder and the Assignee Lender thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Liquidity Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Liquidity Commitment, and the outstanding balances of its Liquidity Advances, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance;
        (ii) except as set forth in (i) above, such assigning Liquidity Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Related Document or any other instrument or document furnished pursuant hereto, or the financial condition of Finco or any Subsidiary or the performance or observance by Finco or any Subsidiary of any of its obligations under this Agreement, any other Related Document or any other instrument or document furnished pursuant hereto; (iii) such Assignee Lender represents and warrants that it is legally authorized to enter into such Assignment and Acceptance;

        (iv) such Assignee Lender confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 7.05 or delivered pursuant to Section 8.01(a) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such Assignee Lender will independently and without reliance upon the Liquidity Agent, the Agent, such assigning Liquidity Lender or any other Liquidity Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such Assignee Lender appoints and authorizes the Liquidity Agent and the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Liquidity Agent and the Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and
        (vii) such Assignee Lender agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Liquidity Lender.

               (d) The Liquidity Agent, acting for this purpose as an agent of Finco, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Liquidity Lenders, and the Liquidity Commitment of, and principal amount of the Liquidity Advances owing to, each Liquidity Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be
                      --------
        conclusive and Finco, the Liquidity Agent, the Agent and the Liquidity Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Liquidity Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Finco, the Agent and any Liquidity Lender, at any reasonable time and from time to time upon reasonable prior notice.

               (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Liquidity Lender and an Assignee Lender, an Administrative Questionnaire completed in respect of the Assignee Lender (unless the Assignee Lender shall already be a Liquidity Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of Finco and the Liquidity Agent to such assignment, the Liquidity Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Liquidity Lenders. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

               (f) Each Liquidity Lender may, without the consent of Finco or the Liquidity Agent, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Liquidity Commitment and the Liquidity Advances owing to it); provided, however, that (i) such
                                             --------  -------
        Liquidity Lender's obligations under this Agreement shall remain unchanged, (ii) such Liquidity Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 4.02(a)(ii), 5.01, 5.02, 5.03, 5.04, 5.05 and 5.06 to the same extent as if they were the Liquidity Lender from which the participation was received (provided that such participating banks or other entities shall have no greater rights than those of such Liquidity Lender), (iv) except in the case of a participation sold to a Liquidity Lender or an Affiliate of such Liquidity

        Lender or unless otherwise agreed to by Finco and the Liquidity Agent, the amount of the Liquidity Commitment of such Liquidity Lender subject to each such participation (determined as of the date such participation is sold) shall be not less than $5,000,000 (or, if less, the entire remaining amount of such Liquidity Commitment), (v) no such participation may be sold to any of the persons identified on Schedule
        11.11 without the prior written consent of Finco and (vi) Finco, the Liquidity Agent, the Agent and the Liquidity Lenders shall continue to deal solely and directly with such Liquidity Lender in connection with such Liquidity Lender's rights and obligations under this Agreement, and such Liquidity Lender shall retain the sole right to enforce the obligations of Finco relating to the Liquidity Advances and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Liquidity Advances, extending any scheduled principal payment date or date fixed for the payment of interest on the Liquidity Advances, increasing or extending the Liquidity Commitments or releasing all or any substantial part of the Collateral (except for any such release expressly permitted by the Related Documents)).

               (g) Any Liquidity Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.11, disclose to the Assignee Lender or participant or proposed Assignee Lender or participant any information relating to Finco furnished to such Liquidity Lender by or on behalf of Finco; provided that each such Assignee Lender or participant or
               --------
        proposed Assignee Lender or participant shall execute an agreement whereby such Assignee Lender or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Liquidity Lenders pursuant to Section 11.16.

               (h) Any Liquidity Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Liquidity Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall
        --------
        release a Liquidity Lender from any of its obligations hereunder or substitute any such pledgee or Assignee Lender for such Liquidity Lender as a party hereto.

               (i) In order to facilitate any assignment, pledge or participation made pursuant to this Section 11.11, Finco shall, at the request of the assigning, pledging or participating Liquidity Lender, duly execute and deliver to such Liquidity Lender a promissory note or notes evidencing the Liquidity Advances made to Finco by such Liquidity Lender hereunder.

               (j) Finco shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Liquidity Agent and each Liquidity Lender, and any attempted assignment without such consent shall be null and void.

               (k) No Liquidity Participant shall have direct rights against Finco.

               SECTION 11.12. Other Transactions. Nothing contained herein shall
                              ------------------
preclude the Liquidity Agent or any other Liquidity Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Related Document, with Finco or any of its Affiliates in which Finco or such Affiliate is not restricted hereby from engaging with any other Person.

          SECTION 11.13. Bankruptcy Petition Against Finco. The Liquidity Agent
                         ---------------------------------
and each Liquidity Lender hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Commercial Paper Notes Outstanding, it will not institute against, or join any other Person in instituting against, Finco, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. In the event that any Liquidity Lender takes action in violation of this Section ll.13, Finco agrees, for the benefit of the Holders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by the Liquidity Lender against Finco or the commencement of such action and raise the defense that such Liquidity Lender has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert; and such Liquidity Lender acting in violation of this Section 11.13 shall be liable for and pay the costs and expenses of Finco incurred in connection therewith. The provisions of this
Section 11.13 shall survive the termination of this Agreement, and, with respect to the Liquidity Agent, the resignation or removal of the Liquidity Agent and, with respect to any Liquidity Lender, the replacement of such Liquidity Lender.

          SECTION 11.14. No Recourse. (a) The Liquidity Agent and each Liquidity
                         -----------
Lender agree that the obligations of Finco to the Liquidity Agent and such Liquidity Lender hereunder shall be payable in the order and priority set forth in Section 2.01 and 5.02(b), as applicable, of the Collateral Agreement. Such obligations shall be due and payable only to the extent that Finco's assets are sufficient to pay such obligations. No claims of the Liquidity Agent or any Liquidity Lender arising under or in connection with the Collateral Agreement are intended to be impaired or waived by this Section 11.14(a).

          (b) Without limitation to the obligations of Finco hereunder, no recourse shall be had for the payment of any amount owing in respect of Liquidity Advances or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement, the Liquidity Advance Notes or any other Related Document against any stockholder, employee, officer, director, affiliate or incorporator of Finco based on their status as such or their actions in connection therewith. The provisions of this Section 11.14 shall survive the termination of this Agreement, and with respect to the Liquidity Agent the resignation or removal of the Liquidity Agent and with respect to any Liquidity Lender the replacement of such Liquidity Lender.

          SECTION 11.15. Survival of Representations And Warranties. All
                         ------------------------------------------
covenants, agreements, representations and warranties made by Finco herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Related Document shall be considered to have been relied upon by the Liquidity Lenders and shall survive the execution and delivery of this Agreement and the making by the Liquidity Lenders of the Liquidity Advances, and the execution and delivery to the Liquidity Lenders of the Liquidity Advance Notes evidencing such Liquidity Advances, regardless of any investigation made by the Liquidity Lenders or on their behalf and shall continue so long as and until such time as all Obligations hereunder and all Indebtedness under the Commercial Paper Notes shall have been paid in full and the Liquidity Lenders no longer have any Liquidity Commitments hereunder.

          SECTION 11.16. Confidentiality. Each Liquidity Lender agrees that it
                         ---------------
shall not disclose any Confidential Information to any Person without the prior written consent of Finco or Leasco, other than (a) to the Liquidity Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Assignee Lenders and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process of which Finco or

Leasco, as the case may be, has knowledge; provided that a Liquidity Lender may
                                           --------
disclose Confidential Information as required by any law, rule or regulation or judicial process of which Finco or Leasco, as the case may be, does not have knowledge if such Liquidity Lender is prohibited by law from disclosing such requirement to Finco or Leasco, as the case may be, or (c) in the course of litigation with Finco or Leasco, the Liquidity Agent or any other Liquidity Lender.

          SECTION 11.17. Jurisdiction; Consent to Service of Process. ALL
                         -------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST FINCO OR ANY LIQUIDITY LENDER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT FINCO AND EACH LIQUIDITY LENDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. FINCO AND EACH LIQUIDITY LENDER CONSENTS TO SERVICE OF ALL PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY FINCO AND EACH LIQUIDITY LENDER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LIQUIDITY LENDER OR THE AGENT TO BRING PROCEEDINGS AGAINST FINCO IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION 11.18. Waiver of Jury Trial. THE LIQUIDITY AGENT, THE
                         --------------------
LIQUIDITY LENDERS AND FINCO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LIQUIDITY LENDERS OR FINCO IN CONNECTION HEREWITH OR THEREWITH. FINCO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY). THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LIQUIDITY AGENT AND THE LIQUIDITY LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER RELATED DOCUMENT.

          SECTION 11.19. Waiver of Set-Off. Each Liquidity Lender hereby waives
                         -----------------
and relinquishes any right that it has or may have to set-off or to exercise any banker's lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of Finco therein or with respect to any right to payment from Finco, it being understood, however, that nothing contained in this Section 11.19 shall, or is intended to, derogate from the assignment and security interest granted to the Agent under the Collateral Agreement or impair any rights of the Liquidity Lenders, the Liquidity Agent or the Agent thereunder.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   FCTR, INC.,

                                         by /s/ Steven R. Davison
                                            -----------------------------
                                            Name:  Steven R. Davison
                                            Title:  Vice President and Treasurer

                                   Address:      1560 Broadway
                                                 Suite 1800
                                                 Denver, CO 80202

                                   Attention of:  General Counsel

                                   Facsimile No.: (303) 376-7050

                                   Telephone No.:  (303) 376-0040

                                   CITIBANK, N.A.,
                                    as Liquidity Agent,

                                         by /s/ Jenny Cheng
                                            -----------------------------
                                            Name:  Jenny Cheng
                                            Title:  Assistant Vice President

                                   Address:      120 Wall Street
                                                 13th Floor
                                                 New York, NY 10043

                                   Attention of:

                                   Facsimile No.:

                                   Telephone No.:

               LIQUIDITY COMMITMENT             LIQUIDITY LENDER

                   $41,000,000                  Citibank, N.A.

                                                by

                                                     /s/ Shapleigh B. Smith
                                                     -------------------------
                                                    Name:  Shapleigh B. Smith
                                                    Title:

                                                Domestic
                                                Office:     399 Park Avenue
                                                            New York, NY 10043

                                                Attention of:

                                                Facsimile No.: (212) 480-1615

                                                Telephone No.: (212) 412-6226

                                                LIBOR
                                                Office:     399 Park Avenue
                                                            New York, NY 10043

                                                Attention of:

                                                Facsimile No.: (212) 480-1615

                                                Telephone No.: (212) 412-6226

               LIQUIDITY COMMITMENT           LIQUIDITY LENDER

                   $38,000,000                BHF-BANK Aktiengesellschaft

                                              by

                                                /s/ Linda Pace
                                                --------------------------
                                                Name:  Linda Pace
                                                Title:  Vice President

                                                /s/ Dan Dobrjanskyj
                                                --------------------------
                                                Name:  Dan Dobrjanskyj
                                                Title:  Assistant Vice President

                                              Domestic
                                              Office: 590 Madison Avenue
                                                      30th Floor
                                                      New York, NY 10022-2540

                                              Attention of:  Renate Boston

                                              Facsimile No.:  (212) 756-5536

                                              Telephone No.:  (212) 756-5543

                                              LIBOR
                                              Office: Grand Cayman Branch
                                                      c/o New York Branch
                                                      590 Madison Avenue
                                                      New York, NY 10022-2540

                                              Attention of:  Renate Boston

                                              Facsimile No.:  (212) 756-5536

                                              Telephone No.:  (212) 756-5543

               LIQUIDITY COMMITMENT             LIQUIDITY LENDER

                   $38,000,000                  The Chase Manhattan Bank

                                                  by

                                                     /s/ Andris G. Kalnins
                                                     -------------------------
                                                    Name:  Andris G. Kalnins
                                                    Title:  Vice President

                                                Domestic
                                                Office: 1 Chase Manhattan Plaza
                                                        8th Floor
                                                        New York, NY 10081

                                                Attention of:  Mahin Gandomi

                                                Facsimile No.:  (212) 552-5650

                                                Telephone No.:  (212) 552-4567

                                                LIBOR
                                                Office: Same as Domestic Office

                                                Attention of:  Mahin Gandomi

                                                Facsimile No.:  Same as above

                                                Telephone No.:  Same as above

               LIQUIDITY COMMITMENT             LIQUIDITY LENDER

                   $38,000,000                  CoreStates Bank, N.A.

                                                 by
                                                     /s/ John P. Brady
                                                     --------------------------
                                                     Name:  John P. Brady
                                                     Title:  Vice President

                                                Domestic
                                                Office: 1339 Chestnut Street; FC
                                                        1-8-4-18 Philadelphia,
                                                        PA 1910 7

                                                Attention of:  Chris Calabrese

                                                Facsimile No.:  (215) 973-6680

                                                Telephone No.:  (215) 973-8160

                                                LIBOR

                                                Office: Same as Domestic Office

                                                Attention of:  Sheila Sistrunk
                                                Facsimile No.: (215) 973-6680
                                                Telephone No.: (215) 973-3976

       LIQUIDITY COMMITMENT        LIQUIDITY LENDER

           $38,000,000             Credit Agricole

                                     by

                                        /s/ Katherine L. Abbott
                                       ----------------------------
                                       Name:  Katherine L. Abbott
                                       Title:  First Vice President

                                   Domestic
                                   Office: 55 E. Monroe
                                           Suite 4700
                                           Chicago, IL 60603

                                   Attention of:  Tom Gillis

                                   Facsimile No.:  (312) 372-3455

                                   Telephone No.:  (312) 917-7523

                                   LIBOR
                                   Office: Same as Domestic Office


                                   Attention of: Wilma Persenaire/Kimberly Wilp

                                   Facsimile No.  (312) 372-4421

                                   Telephone No.: (312) 917-7424/7450

               LIQUIDITY COMMITMENT         LIQUIDITY LENDER

                   $38,000,000              Fleet National Bank

                                              by

                                               /s/ Felix Herrera
                                               ----------------------------
                                                Name:  Felix Herrera
                                                Title:  Vice President

                                            Domestic
                                            Office: 592 Fifth Avenue
                                                    2nd Floor
                                                    New York, NY 10036

                                            Attention of:  Steve Groth

                                            Facsimile No.:  (212) 819-6515

                                            Telephone No.:  (212) 819-6651

                                            LIBOR
                                            Office: Same as Domestic Office


                                            Attention of:  Steve Groth

                                            Facsimile No.: Same as above

                                            Telephone No.: Same as above

               LIQUIDITY COMMITMENT            LIQUIDITY LENDER

                   $38,000,000                 Nationsbank

                                                  by

                                                     /s/ Melba B. Quizon
                                                    ----------------------------
                                                    Name:  Melba B. Quizon
                                                    Title:  Vice President

                                               Domestic
                                               Office:  100 S. Charles
                                                        4th Floor
                                                        (MD4-325-04-14)
                                                        Baltimore, MD 21201-2725

                                               Attention of:  Vanessa Ames

                                               Facsimile No.:  (410) 576-2959

                                               Telephone No.:  (410) 547-5880

                                               LIBOR
                                               Office: Same as Domestic Office

                                               Attention of:  Melissa Warmkessel

                                               Facsimile No.:  (410) 576-2961

                                               Telephone No.: (410) 547-4967

     LIQUIDITY COMMITMENT       LIQUIDITY LENDER

       $38,000,000              COOPERATIEVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK B.A.,
                                Rabobank Nederland, New York Branch

                                   by
                                       /s/ Dana W. Hemenway
                                      --------------------------------
                                      Name:  Dana W. Hemenway
                                      Title:  Vice President

                                   by
                                       /s/ W. Pieter C. Kodd
                                      --------------------------------
                                      Name:  W. Pieter C. Kodd
                                      Vice President

                                Domestic
                                Office: 245 Park Avenue
                                        New York, NY 10167


                                Attention of: Corporate Services Department

                                Facsimile No.: (212) 916-7930

                                Telephone No.: (212) 916-7928

                                LIBOR
                                Office: Same as Domestic Office


                                Attention of: Corporate Services Department

                                Facsimile No.:  Same as above

                                Telephone No.:  Same as above

                                With a copy to: One Atlantic Center
                                                Suite 3450
                                                1201 W. Peachtree Street
                                                Atlanta, GA 30309-3400

               LIQUIDITY COMMITMENT        LIQUIDITY LENDER

                   $38,000,000             Societe Generale

                                             by

                                                /s/ Ralph Saheb
                                               ---------------------------------
                                               Name:  Ralph Saheb
                                               Title:  Vice President & Manager

                                           Domestic
                                           Office: 303 Peachtree Street NE
                                                   Suite 3840
                                                   Atlanta, GA 30308

                                           Attention of:  Ed Forsberg

                                           Facsimile No.:  (404) 865-7419

                                           Telephone No.:  (404) 865-7413

                                           LIBOR
                                           Office: Trammell Crow Center
                                                   2001 Ross Boulevard
                                                   Suite 4800
                                                   Dallas, TX 75201

                                           Attention of:  Ralph Saheb

                                           Facsimile No.:   (214) 979-1104

                                           Telephone No.:   (214) 979-2777

               LIQUIDITY COMMITMENT             LIQUIDITY LENDER

                   $21,000,000                  The Bank of Nova Scotia

                                                  by
                                                     /s/ Jon A. Burckin
                                                    ----------------------------
                                                    Name:  Jon A. Burckin
                                                    Title: Relationship Manager

                                                Domestic
                                                Office: 580 California Street
                                                        Suite 2100
                                                        San Francisco, CA 94104


                                                Attention of:  Jon Burckin

                                                Facsimile No.:  (415) 397-0791

                                                Telephone No.:  (415) 616-4156

                                                LIBOR
                                                Office: Scotiabanc Inc
                                                        600 Peachtree St. N.E.
                                                        Atlanta, GA 30308


                                                Attention of:  Kathy Clark

                                                Facsimile No.:  (404) 888-8998

                                                Telephone No.:  (404) 877-1542

              LIQUIDITY COMMITMENT      LIQUIDITY LENDER

                   $21,000,000          The Bank of Tokyo-Mitsubishi, Ltd.
                                        New York Branch

                                           by
                                              /s/ Joseph P. Devoe
                                             -----------------------------
                                             Name:  Joseph P. Devoe
                                             Title: Attorney-in-Fact

                                        Domestic

                                        Office: Bank of Tokyo - Mitsubishi Trust
                                                Company
                                                1251 Avenue of the Americas
                                                New York, NY 10020-1104


                                        Attention of:  Joseph Devoe

                                        Facsimile No.: (212) 782-4981

                                        Telephone No.:  (212) 782-4318

                                        LIBOR
                                        Office:  Same as Domestic Office


                                        Attention of:  Joseph Devoe

                                        Facsimile No.:   Same as above

                                        Telephone No.:  Same as above

              LIQUIDITY COMMITMENT             LIQUIDITY LENDER

                   $21,000,000                 Barnett Bank, N.A.

                                                 by
                                                    /s/ Guillermo G. Castillo
                                                   -----------------------------
                                                   Name:  Guillermo G. Castillo
                                                   Title: Vice President

                                               Domestic
                                               Office: 701 Brickell Avenue
                                                       6th Floor
                                                       Miami, FL 33131


                                               Attention of:  Guillermo Castillo

                                               Facsimile No.:   (305) 350-7005

                                               Telephone No.:   (305) 789-3058

                                               LIBOR
                                               Office: Same as Domestic Office



                                               Attention of:  Guillermo Castillo

                                               Facsimile No.:  Same as above

                                               Telephone No.:  Same as above

              LIQUIDITY COMMITMENT             LIQUIDITY LENDER

                   $21,000,000                 Comerica Bank

                                                by

                                                 /s/ Reginald M. Goldsmith III
                                                 -------------------------------
                                                 Name: Reginald M. Goldsmith III
                                                 Title: Vice President

                                               Domestic
                                               Office: 4100 Spring Valley
                                                       Suite 900
                                                       Dallas, TX 75244

                                               Attention of:  Reggie Goldsmith

                                               Facsimile No.:  (214) 818-2550

                                               Telephone No.:  (214) 818-2548

                                               LIBOR
                                               Office: 500 Woodward Ave., MC3268
                                                       Detroit, MI 48226-3268


                                               Attention of:  Donna Pierzynowski

                                               Facsimile No.:  (313) 222-9514

                                               Telephone No.:  (313) 222-4515

              LIQUIDITY COMMITMENT             LIQUIDITY LENDER

                   $21,000,000                 PNC Bank, N.A.

                                                 by

                                                   /s/ Philip K. Liebscher
                                                   -----------------------
                                                   Name:  Philip K. Liebscher
                                                   Title: Vice President

                                               Domestic
                                               Office: 249 Fifth Avenue
                                                       Pittsburgh, PA 15222-2707

                                               Attention of:  Phil Liebscher

                                               Facsimile No.:  (412) 762-6484

                                               Telephone No.:  (412) 762-3202

                                               LIBOR
                                               Office: Same as Domestic Office


                                               Attention of:  Phil Liebscher

                                               Facsimile No.:  Same as above

                                               Telephone No.:  Same as above

                                                                  ANNEX A TO THE
                                                             LIQUIDITY AGREEMENT

                               Definitions List
                               ----------------

                          Dated as of August 7 , 1997

               "Accounts" is defined in Section 5.01(a) of the Collateral
                --------
                Agreement.

               "Acquisition" is defined in the recitals to the Lease.
                -----------

               "Act" means the Securities Act of 1933, as amended.
                ---

               "Actual Cash Reserve Percentage" as of any date shall be equal to
                ------------------------------
the amount of cash held in the Cash Reserve Account divided by Aggregate Outstandings as of such date.

               "Adjustment Factor" means, with respect to each Truck Category,
                -----------------
as calculated annually on or before the last Business Day of June of each year by the Agent or an independent third-party appraiser appointed by the Agent, such calculation to reflect the Agent's or such appraiser's review of market conditions, recent Fleet sales data and differences in specifications which results in added value to the Fleet as compared to the specifications set forth in the Third-Party Data Source; provided, however, that such adjustment factor
                                --------  -------
shall never be less than 1.0.

               "Administrative Questionnaire" means an Administrative
                ----------------------------
Questionnaire substantially in the form of Exhibit E-2 to the Liquidity
Agreement.

               "Affected Lender Liquidity Advance" means a Liquidity Advance
                ---------------------------------
made pursuant to Section 5.09(c) of the Liquidity Agreement and, for all purposes of the Related Documents, shall be treated as a Commitment Termination Date Liquidity Advance.

               "Affected Liquidity Lender" is defined in clause (a) of Section
                -------------------------
5.09 of the Liquidity Agreement.

               "Affiliate" means, with respect to any specified Person, another
                ---------
Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and "controlled" and "controlling" have meanings correlative to the foregoing.

               "Agent" means Citicorp USA, Inc., in its capacity as collateral
                -----
agent under the Collateral Agreement, and any successor thereto.

               "Aggregate Face Amount" means, on any date, with respect to
                ---------------------
Commercial Paper Notes issued at a discount, the aggregate face amount of all such Commercial Paper Notes Outstanding on such date and, with respect to interest bearing Commercial Paper Notes, the aggregate face amount of all such Commercial Paper Notes Outstanding on such date plus the accrued and unpaid interest thereon and interest that will accrue prior to maturity.

               "Aggregate Liquidity Commitment" means, as of any date of
                ------------------------------
determination, the sum of the Liquidity Lenders' Liquidity Commitments on such date.

               "Aggregate Outstanding CP" means, as of any date, the Aggregate
                ------------------------
Face Amount of Commercial Paper Notes Outstanding on such date, net of any amounts on deposit on such date in the Collateral Account and/or the Commercial Paper Account and/or the Termination Advance Account, set aside for the repayment of the principal of, or interest on, Commercial Paper Notes.

               "Aggregate Outstandings" means, as of any date, the sum of (a)
                ----------------------
the aggregate principal amount of and accrued interest on all Liquidity Advances Outstanding on such date and (b) the Aggregate Outstanding CP on such date, net of any amounts on deposit on such date in the Collateral Account set aside for the repayment of the principal of, or interest on, Liquidity Advances.

               "Amortization Commencement Date" means the earlier to occur of
                ------------------------------
(a) the occurrence of an Amortization Event described in Section 9.01(f) with respect to TRS, Finco or Leasco, or Section 9.01(k) or 9.01(l), in each case, of the Liquidity Agreement, (b) the date on which Finco's right to issue Commercial Paper Notes terminates under Section 9.02 of the Liquidity Agreement or (c) the date of declaration of the commencement of the Amortization Period by written notice to Finco pursuant to Section 9.02 of the Liquidity Agreement.

               "Amortization Event" is defined in Section 9.01 of the Liquidity
                ------------------
Agreement.

               "Amortization Period" means the period commencing on the
                -------------------
Amortization Commencement Date and ending on the date Liquidity Commitments have been terminated and all amounts due and payable to the Liquidity Agent, the Liquidity Lenders and the Holders with respect to the Commercial Paper Notes have been paid in full.

               "Applicable Law" means all applicable provisions of all (a)
                --------------
constitutions, statutes, treaties, rules, regulations and orders of governmental bodies, (b) governmental approvals and (c) orders, decisions, judgments and decrees of all courts and arbitrators.

               "ASPA" means the Asset and Stock Purchase Agreement dated as of
                ----
September 19, 1996, by and between Old Ryder and TRS.

               "Assets" means, with respect to any Person, any interest of any kind in any assets or property of any kind (including the Vehicles), tangible or intangible, real, personal or mixed, now owned or hereafter acquired by such Person as the context may require.

               "Assigned Collateral" is defined in Section 4.01(b) of the
                -------------------
Collateral Agreement.

               "Assignee Lender" is defined in Section 11.11(a) of the Liquidity
                ---------------
Agreement.


               "Assignment and Acceptance" means an Assignment and Acceptance
                -------------------------
Agreement substantially in the form of Exhibit E-1 to the Liquidity Agreement.

               "Authenticating Representatives" is defined in Section 2 of the
                ------------------------------
Depositary Agreement.

               "Authorized Officer" means (a) those officers, employees and
                ------------------
agents of Finco whose signatures and incumbency shall have been certified to the Liquidity Agent and the Liquidity Lenders pursuant to Section 6.01(a) of the Liquidity Agreement or in such other certificates as may be delivered by Finco to the Liquidity Agent from time to time as duly authorized to execute and deliver the Liquidity Agreement, any other Liquidity Document and any other Related Document to which Finco is a party and any instruments or documents in connection therewith on behalf of Finco and to take, from time to time, all other actions on behalf of Finco in connection therewith; (b) those officers, employees and agents of Leasco whose signatures and incumbency shall have been certified to the Lender pursuant to clause (e) of
Section 11.01 of the Loan Agreement or in such other certificates as may be delivered by Leasco to the Lender from time to time as duly authorized to execute and deliver the Loan Agreement and any instruments, certificates, notices and other documents in connection therewith on behalf of Leasco and to take, from time to time, all other actions on behalf of Leasco in connection therewith; and (c) those officers, employees and agents of TRS whose signatures and incumbency shall have been certified to the Liquidity Agent and the Liquidity Lenders pursuant to Section 32(d) of the Lease or in such other certificates as may be delivered by TRS to Leasco from time to time as duly authorized to execute and deliver the Lease and any instruments, certificates, notices and other documents in connection therewith on behalf of TRS and to take, from time to time, all other actions on behalf of TRS in connection therewith.

               "Authorized Employee" is defined is Section 12.3 of the Lease.
                -------------------

               "Authorized Representatives" is defined in Section 2 of the
                --------------------------
Depositary Agreement.

               "Authorized Signatories" is defined in Section 2 of the
                ----------------------
Depositary Agreement.

               "Bankruptcy Code" means The Bankruptcy Reform Act of 1978, as
                ---------------
amended from time to time, and as codified as 11 U.S.C. Section 101 et seq.
                                                                    -- ---

               "Base Lease" means the Amended and Restated Master Motor Vehicle
                ----------
Lease Agreement, dated as of the Closing Date, between the Lessor and the Lessee, as the same may be amended, modified or supplemented from time to time in accordance with its terms, exclusive of any Lease Annex.

               "Base Rate" means, on any date and with respect to any Base Rate
                ---------
Advance, a fluctuating rate of interest per annum equal to the higher of

                (a) the Prime Rate for such day; and

                (b) the Federal Funds Rate plus 0.50% per annum.

Changes in the rate of interest on that portion of any Liquidity Advance maintained as Base Rate Advances will take effect simultaneously with each change in the Base Rate. The Liquidity Agent will give notice promptly to Finco and the Liquidity Lenders of changes in the Base Rate.

               "Base Rate Advance" means a Liquidity Advance under the Liquidity
                -----------------
Agreement bearing interest at a fluctuating rate determined by reference to the Base Rate.

               "Board" means the Board of Governors of the Federal Reserve
                -----
System or any successor there to.

               "Board of Directors" means the Board of Directors of the Lessee
                ------------------
or any authorized committee of the Board of Directors.

               "Book Entry CP Holder" is defined in Section 6(e) of the
                --------------------
Depositary Agreement.

               "Book Entry CP Notes" is defined in Section 6(a) of the
                -------------------
Depositary Agreement.

               "Book Entry Issuance Instruction" is defined in Section 3(b) of
                -------------------------------
the Depositary Agreement.

               "Book Entry Procedures" is defined in Section 6(a) of the
                ---------------------
Depositary Agreement.

               "Borrowing" means the Liquidity Advances of the same type and, in
                ---------
the case of LIBOR Advances, having the same Interest Period, and made by all Liquidity Lenders on the same Business Day pursuant to the same Borrowing Request in accordance with Sections 3.01(a) or 3.01(b) of the Liquidity Agreement.

               "Borrowing Base" means, as of any date of determination, an
                --------------
amount equal to the sum of (without duplication): (a) the aggregate principal amount of all Loans outstanding on such date under the Loan Agreement, (b) in the case of all such Loans funded by Commercial Paper Notes, interest accrued on such Loans as of such date and interest that will accrue on such Loans through the maturity date of the Commercial Paper Notes issued to fund such Loans, (c) in the case of all such other Loans, interest accrued on such Loans as of such date and (d) the outstanding principal amount (together with accrued interest on and accreted discounts with respect to such principal) of Eligible Investments and cash (other than any amounts on deposit on such date in the Collateral Account and set aside for the repayment of the principal of, or interest on, Liquidity Advances, or Commercial Paper Notes) then held by the Agent in the Collateral Account, minus any Borrowing Base Decline.

               "Borrowing Base Decline" means the amount of all payments of
                ----------------------
interest then or previously due but not paid with respect to the Liquidity Advances.

               "Borrowing Base Deficiency" means, with respect to any date of
                -------------------------
determination, the amount by which the Aggregate Outstandings on such date exceeds the Borrowing Base on such date.

               "Borrowing Date" means the date a Loan is made to Leasco under
                --------------
the Loan Agreement.

               "Borrowing Request" means a request and certificate for Liquidity
                -----------------
Advances, substantially in the form of Exhibit C to the Liquidity Agreement.

               "Business Day" means
                -------------

                (a) any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York; and

                (b) relative to the making, continuing, prepaying or repaying of LIBOR Advances, any day on which dealings in Dollars are carried on in the London interbank market.

               "Capitalized Cost" means, with respect to each Vehicle, the
                ----------------
aggregate amount paid in connection with the purchase of such Vehicle by Leasco, such aggregate amount to include amounts paid (i) to the Eligible Box Manufacturer of such Vehicle, (ii) to the Eligible Chassis Manufacturer of the chassis of such Vehicle, (iii) in connection with the transportation or shipping of such Vehicle and (iv) as dealer profit and delivery charges, (v) in connection with the appropriate painting and labeling of such Vehicle and (vi) as miscellaneous and servicing costs as determined in good faith by the Lessee, but excluding any registration or titling fees.

               "Capitalized Lease Obligations" means Indebtedness represented by
                -----------------------------
obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP and the amount of such debt shall be the capitalized amount of such obligations determined in accordance with such principles.

               "Cash" means cash and cash equivalents (including marketable
                ----
securities and short-term investments).

               "Cash Equivalents" means units of money market funds rated in the
                ----------------
highest credit rating category by S&P or Moody's.

               "Cash Reserve Account" is defined in Section 5.01(a) of the
                --------------------
Collateral Agreement.

               "Casualty" means, with respect to any Vehicle, that (a) such
                --------
Vehicle is lost, converted or stolen for a period of at least 90 days or (b) such vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use.

               "Casualty Payment" is defined in Section 6 of the Lease.
                ----------------

               "Certificate of Title" means, with respect to each Vehicle, the
                --------------------
certificate of title applicable to such Vehicle duly issued in accordance with the certificate of title act or statute of the jurisdiction applicable to such Vehicle.

               "Certificated Notes" is defined in Section 2 of the Depositary
                ------------------
Agreement.

               "Change in Control" is deemed to have occurred if (a) any person
                -----------------
or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) shall own or control at any time directly or indirectly, beneficially or of record, shares representing a greater percentage of either (i) the outstanding common stock of TRS or (ii) the aggregate ordinary voting power represented by all the outstanding capital stock of TRS, than the percentage of such shares directly owned and controlled, beneficially and of record, collectively by the Permitted Holders; (b) the Permitted Holders shall cease to directly own and control at any time, beneficially and of record, collectively at least 51% (or, at any time after an IPO, at least 35%) of (i) the outstanding common stock of TRS or (ii) the aggregate ordinary voting power represented by all the outstanding capital stock of TRS (excluding, at any time prior to an IPO, up to 10% of such common stock or voting power to the extent such common stock or the capital stock representing such voting power is beneficially owned by the Management Investors); (c) a majority of the voting seats (other than vacant seats) on the board of directors of TRS shall at any time be occupied by persons who were neither (i) nominated by a Permitted Holder or by a majority of the board of directors of TRS nor (ii) appointed by directors so nominated; (d) any change in control (or similar event, however denominated) with respect to TRS or any Subsidiary shall occur under and as defined in the agreement or indenture in respect of the Subordinated Notes or in any other agreement, indenture or other instrument in respect of Indebtedness to which TRS or any Subsidiary is a party;
(e) any person or group, other than one or more Permitted Holders, shall otherwise directly or indirectly, Control TRS; or (f) TRS shall (i) cease to own and control, directly or indirectly, beneficially and of record, 100% of each class of outstanding capital stock of each Subsidiary of TRS free and clear of all Liens (other than any Lien under the Collateral Agreement or under the Security Documents (as such term is defined in the Credit Agreement)) or (ii) cease to have the power (regardless of whether such power is exercised) to elect 100% of the board of directors of each Subsidiary.

               "Citibank" means Citibank, N.A., a national banking association.
                --------

               "Closing Date" is defined in Section 6.01 of the Liquidity
                ------------
Agreement.

               "Closing Date Certificate" means a certificate, substantially in
                ------------------------
the form of Exhibit F to the Liquidity Agreement, duly completed and executed by an Authorized Officer of Finco, addressed to the Liquidity Lenders and the Liquidity Agent.

               "Code" means the Internal Revenue Code of 1986, as amended,
                ----
reformed or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.

               "Collateral" shall have the meaning set forth in Section 4.01(b)
                ----------
of the Collateral Agreement.

               "Collateral Account" is defined in Section 5.01(a) of the
                ------------------
Collateral Agreement.

               "Collateral Agreement" means the Collateral Agreement, dated as
                --------------------
of August 7 , 1997, among Finco, Leasco, the Agent, the Liquidity Agent, the Depositary and the Dealers, substantially in the form of Exhibit H to the Liquidity Agreement, as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof and of the Liquidity Agreement.

               "Commercial Paper Account" is defined in clause (a) of Section
                ------------------------
2.04 of the Liquidity Agreement.

               "Commercial Paper Deficit" is defined in Section 3.06(b) of the
                ------------------------
Liquidity Agreement.

               "Commercial Paper Notes" means the promissory notes of Finco
                ----------------------
issued by Finco in the commercial paper market pursuant to the Depositary Agreement.

               "Commitment Fee" is defined in Section 4.05(a) of the Liquidity
                --------------
Agreement.

               "Commitment Termination Date Liquidity Advance" means a Liquidity
                ---------------------------------------------
Advance made by a Liquidity Lender pursuant to Section 3.06(b)(ii) or 5.09(c) of the Liquidity Agreement.

               "Confidential Information" means information that TRS, Finco or
                ------------------------
Leasco furnishes to a Liquidity Lender on a confidential basis, but does not include any such information that is or becomes generally available to the public other than as a result of a disclosure by any Liquidity Lender or other Person to which a Liquidity Lender delivered such information or that is or becomes available to such Liquidity Lender from a source other than Finco or Leasco; provided that such source is not (1) known to such Liquidity Lender to
        --------
be bound by a confidentiality agreement with TRS, Finco or Leasco, as the case may be, or (2) known to such Liquidity Lender to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

               "Confidentiality Agreement" is defined in Section 3(b)(ix) of the
                -------------------------
Dealer Agreement.

               "Contingent Obligation" as applied to any Person means any
                ---------------------
obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business.

               "Continuation/Conversion Notice" means a notice of continuation
                ------------------------------
or conversion and certificate, duly executed by an Authorized Officer of Finco, substantially in the form of Exhibit D to the Liquidity Agreement.

               "Contractual Obligation" means, with respect to any Person, any
                ----------------------
provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

               "Control" shall mean the possession, directly or indirectly, of
                -------
the power to direct or cause direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

               "Court" means any court, tribunal, arbitrator or other
                -----
adjudicative authority in any proceeding.

               "Credit Agreement" means the Credit Agreement dated as of October
                ----------------
17, 1996, among Lessee, the lenders named therein, Citibank, N.A. as Administrative Agent, Citicorp USA, Inc. as Collateral Agent, as amended and restated as of the Closing Date and as further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

               "CTR" means the Consumer Truck Rental business unit of Old Ryder.
                ---

               "Custodian" shall mean that party acting in such capacity at any
                ---------
time under the Custody Agreement.

               "Custody Agreement" shall mean the Custody Agreement in the form
                -----------------
of Exhibit P to the Liquidity Agreement, among Leasco, TRS and the Custodian.

               "Dealer Agreement" means the Dealer Agreement, dated as of the
                ----------------
Closing Date, among the Dealers, Leasco and Finco, substantially in the form of Exhibit L to the Liquidity Agreement, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

               "Dealers" means Citicorp Securities, Inc., or any other dealer of
                -------
Commercial Paper Notes engaged by Finco from time to time and who becomes a party to the Collateral Agreement, for so long as such Person is so engaged by Finco.

               "Definitions List" means this Definitions List.
                ----------------

               "Depositary" means Citibank, or such other banking institution as
                ----------
Finco shall appoint, with the prior written consent of the Majority Banks (which consent shall not be unreasonably withheld or delayed), as issuing and paying agent for Commercial Paper Notes under the Depositary Agreement and as agent for the Holders.

               "Depositary Agents" means those officers, employees and agents of
                -----------------
the Depositary whose signatures and incumbency shall have been certified to the Agent pursuant to clause (b) of Section 3.01 of the Collateral Agreement or in such other certificates as may be delivered by the Depositary to the Agent from time to time as duly authorized to act, and to give instructions and notices, on behalf of the Depositary, under the Collateral Agreement.

               "Depositary Agreement" means the Depositary Agreement, dated as
                --------------------
of the Closing Date, between Finco and the Depositary, substantially in the form of Exhibit K to the Liquidity Agreement, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

               "Depositary Authorization Letter" is defined in Section 2 of the
                -------------------------------
Depositary Agreement.

               "Depositary Incumbency Certificate" is defined in Section 3.01(b)
                ---------------------------------
of the Collateral Agreement.

               "Deposited Funds" means all moneys, instruments, cash and
                ---------------
proceeds deposited at any time in any and all of the Accounts.

               "Depreciation Charges" means, with respect to each Vehicle for
                --------------------
any single month, the product of (i) the Depreciation Rate for such Vehicle multiplied by (ii) the Capitalized Cost of such Vehicle, and if such Depreciation Charge is to be calculated for any period shorter than one month, such product (x) multiplied by the number of days in such period and (y) divided by 30.

               "Depreciation Rate" means, with respect to any (a) Initial
                -----------------
Vehicle, the applicable depreciation rate set forth in Attachment E to the Base Lease and (b) Subsequently Acquired Vehicle, the applicable depreciation rate set forth in the related Monthly Vehicle Statement for such Vehicle calculated on a monthly basis and, equal to: (i) .91% of the Capitalized Cost per month for 10-foot trucks, 15-foot trucks and parcel vans; (ii) 1.07% of the Capitalized Cost per month for 20-foot trucks and 24-foot gasoline powered trucks; and (iii) 0.76% of the Capitalized Cost per month for 24-foot diesel-powered trucks; and provided, further, that such Depreciation Rates may not be changed without the
--------  -------
prior written consent of the Agent.

               "Designated Location" is defined in Section 2(b)(vi) of the
                -------------------
Custody Agreement.

               "Designated Persons" is defined in Section 2 of the Depositary
                ------------------
Agreement.

               "Determination Date" means the twentieth day of each month,
                ------------------
beginning on August 20, 1997.

               "Disposition Date" means if such Vehicle (i) was returned to the
                ----------------
Lessor, the date that such Vehicle was accepted for return by the Lessor, (ii) was disposed of by the Lessee in accordance with any instructions of the Lessor, the date on which such Vehicle was delivered to the location designated by the Lessor in accordance with the Lessor's instructions, or (iii) was sold to any Person, the date on which the proceeds of such sale are received by the Lessor.

               "Disposition Proceeds" means the net proceeds from the sale or
                --------------------
disposition of a Vehicle.

               "Disposition Shortfall Percentage" means the greater of (a) zero
                --------------------------------
and (b) as of any Determination Date, if the aggregate Disposition Proceeds resulting from sales or other dispositions of Vehicles during the three-month period immediately preceding such Determination Date are less than the aggregate Net Book Value of such Vehicles (for each Vehicle, measured as of such Vehicle's Disposition Date), that percentage represented by one minus (i) the aggregate Disposition Proceeds of such Vehicles sold or disposed of during such three-month period divided by (ii) the aggregate Net Book Value (for each Vehicle, measured as of such Vehicle's Disposition Date) of such Vehicles sold or otherwise disposed of during such three-month period; provided, however, that
                                                         --------  -------
if on any such Determination Date clause (b) is found to be greater than clause
(a) of this definition, the percentage calculated pursuant to clause (b) hereof shall be the Disposition Shortfall Percentage until the earlier of (x) the anniversary of such Determination Date and (y) the next Determination Date upon which clause (b) is calculated so as to be greater than the then-current Disposition Shortfall Percentage.

               "Dollar" and the symbol "$" mean the lawful currency of the
                ------                  -
United States.

               "Domestic Office" shall mean, relative to any Liquidity Lender,
                ---------------
the office of such Liquidity Lender in the United States designated as such below its signature to the Liquidity Agreement or such other office of such Liquidity Lender within the United States as may be designated from time to time by notice from such Liquidity Lender to each other Person party to the Liquidity Agreement.

               "DTC" means The Depository Trust Company.
                ---

               "Eligible Box Manufacturer" shall mean each of Morgan
                -------------------------
Corporation, Utilimaster, Grumman Allied Industries, Inc., Supreme Corporation and Union City Body Co.

               "Eligible Chassis Manufacturer" shall mean each of Ford, GMC,
                -----------------------------
Navistar International Transportation Company, Chrysler Corporation, Isuzu Motors Limited and Freightliner Corporation.

               "Eligible Investments" means
                --------------------

                (a)  Government Obligations;

                (b) participation certificates (excluding strip mortgage securities which are purchased at prices exceeding their principal amounts) and senior debt obligations of the Federal Home Loan Mortgage Corporation, consolidated system wide bonds and notes of the Farm Credit System, senior debt obligations and mortgage-backed securities (excluding stripped mortgage securities which are purchased at prices exceeding their principal amounts) of the Federal National Mortgage Association which, in the case of mortgage-backed securities, are rated at least AA by S&P and Aa by Moody's, senior debt obligations (excluding securities that have no fixed value and/or whose terms do not promise a fixed dollar amount at maturity or call date) of the Student Loan Marketing Association and debt obligations of the Resolution Funding Corp. (collectively, "Agency Obligations");
                ------------------

                (c) direct obligations of any state of the United States of America or any subdivision or agency thereof whose short-term unsecured general obligation debt has ratings from S&P of at least A-1 and Moody's of at least Prime-1 or any obligation that has ratings from S&P and Moody's at least equivalent to A-1 and Prime-1, respectively, and which is fully and unconditionally guaranteed by any state, subdivision or agency whose short-term, unsecured general obligation debt has ratings from S&P and Moody's at least equivalent to A-1 and Prime-1, respectively;

                (d) commercial paper maturing in not more than 365 days and having ratings from S&P and Moody's at least equivalent to A-1 and P-1, respectively;

                (e) deposits, Federal funds or bankers acceptances (maturing in not more than 365 days of any domestic bank (including a branch office of a foreign bank which branch office is located in the United States; provided that
                                                                  --------
the Agent shall have received a legal opinion or opinions to the effect that full timely payment of such deposit or similar obligation is enforceable against the principal office or any branch of such bank), which:

                (i) has an unsecured, uninsured and unguaranteed obligation which has ratings from S&P and Moody's at least equivalent to A-1 and Prime-1, respectively, or

                (ii) is the lead bank of a parent bank holding company with an uninsured, unsecured and unguaranteed obligation meeting the rating requirements in (i) above;

                (f) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of not less than $100 million, provided such deposits are fully insured by the Federal Deposit Insurance Corporation, the Banking Insurance Fund or the Savings Association Insurance Fund;

                (g) investments in a money-market fund which may be a 12b-1 fund as registered under the Investment Company Act and is rated at least the equivalent of AAm or AAm-G by S&P and Prime-1 by Moody's;

                (h) repurchase agreements with a term of six months or less with any institution having short-term, unsecured debt rated at least the equivalent of A-1 by S&P and Prime-1 by Moody's;

                (i) repurchase agreements collateralized by Government Obligations or Agency Obligations (the "Collateral Securities") with any
                                        ---------------------
registered broker-dealer which is under the jurisdiction of the Securities Investors Protection Corp. or any commercial bank, if such broker-dealer or bank has uninsured, unsecured and unguaranteed debt rated at least the equivalent of A-1 by S&P and Prime-1 by Moody's; provided that:
                                   --------

                (A) a master repurchase agreement or other specific written repurchase agreement governs the transaction;

                (B) the Collateral Securities are held free and clear of any other lien by the Agent or an independent third party acting solely as agent for the Agent, provided that any such third party (A) is (1) a Federal Reserve bank,
(2) a bank which is a member of the Federal Deposit Insurance Corporation and which has combined capital, surplus and undivided profits of not less that $25 million, or (3) a bank approved in writing for such purpose by the Majority Banks, and (B) certifies in writing to the Agent (or delivers to the Agent a written opinion of counsel to such third party) that such third party holds the Collateral Securities free and clear of any lien, as agent for the Agent;

                (C) a perfected first security interest under the Uniform Commercial Code is created in, or book entry procedures prescribed at 31 C.F.R.
306.1 et seq. or 31 C.F.R. 350.0 et seq. are followed with respect to, the
      -- ---                     -- ---
Collateral Securities for the benefit of the Agent;

                (D) such repurchase agreement has a term of 30 days or less, or the Agent will value the Collateral Securities no less frequently than monthly and will liquidate the Collateral Securities if any deficiency in the required collateral percentage is not restored within two business days of such valuation;

                (E) such repurchase agreement matures (or permits the Agent to withdraw all or any portion of the invested funds) at least 10 days (or other appropriate liquidation period) prior to each Payment Date;

                (F) the fair market value of the Collateral Securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least 103%; and

                (G) the Agent obtains an opinion of counsel to such broker-dealer or bank to the effect that such repurchase agreement is a legal, valid, binding and enforceable agreement of such broker-dealer or bank (and, in the case of a bank which is a branch of a foreign bank, of such foreign bank) in accordance with its terms; and

                (j) other investment instruments approved in writing by the Majority Banks and offered by financial institutions that have a combined capital and surplus and undivided profits of not less than $250,000,000 and with respect to which the Agent shall have received written confirmation of the Rating Agencies that inclusion of any such investment instrument as an Eligible Investment will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes by the Rating Agencies.

               "Eligible Liquidity Lender" means (a) a commercial bank having
                -------------------------
total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business enters into transactions of a type similar to that entered into by the Liquidity Lenders under the Liquidity Agreement and has total assets in excess of $200,000,000, and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA and (c) any other financial institution satisfactory to Finco and the Liquidity Agent, in each case having a short-term rating or an equivalent long-term debt rating from S&P and Moody's at least equal to the then current rating of the Commercial Paper Notes, but in any event not less than a rating of A-2 by S&P and P-2 by Moody's; provided, however, that
                                                         --------  -------
any Person who does not have either a short-term rating from S&P or Moody's shall be deemed to have the required rating set forth above if such Rating Agency confirms in writing that such Person, if its short-term debt obligations were rated, would be assigned such required rating.

               "Eligible Vehicle" means a truck that is (i) manufactured by
                ----------------
Manufacturers and (ii) owned by Leasco free and clear of all Liens other than Permitted Liens.

               "Enhancement Test Percentage" shall be, as of any date, equal to
                ---------------------------
the sum of (a) the lesser of (i) the Required Enhancement Percentage minus 2% and (ii) one minus the quotient (expressed as a percentage) of Aggregate Outstandings divided by the sum of (A) the Net Book Value of the Fleet and (B) amounts held in the Collateral Account not set aside for the repayment of principal or interest on either Liquidity Advances or Commercial Paper Notes and the Termination Advance Account minus (C) any fees, expenses and interest due pursuant to Section 4.01 of the Loan

Agreement and, as of the date of such determination, unpaid, and (b) the Actual Cash Reserve Percentage.

               "Environmental Claim" shall mean any written accusation,
                -------------------
allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution or any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon (a) the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non-accidental Releases), (b) exposure to any Hazardous Material, (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

               "Environmental Laws" means any and all applicable present and
                ------------------
future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to public health and safety matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)(S) 9601 et seq. (collectively "CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. (S)(S) 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. (S)(S) 1251 et seq., the Clean Air Act of 1970, as amended 42 U.S.C. (S)(S) 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. (S)(S) 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. (S)(S) 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. (S)(S) 11001 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. (S)(S) 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 5101 et seq., and any similar or implementing state or local law, and all amendments or regulations promulgated under any of the foregoing.

               "Environmental Permit" means any permit, approval, authorization,
                --------------------
certificate, license, or variance required by or from any Governmental Authority pursuant to any Environmental Law.

               "ERISA" means the Employee Retirement Income Security Act of
                -----
1974, as amended, and any successor statute of similar import, as in effect from time to time. References to sections of ERISA also refer to any successor sections.

               "ERISA Affiliate" means, with respect to any Person, any
                ---------------
corporation, trade or business that is, along with such Person, treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

               "ERISA Event" shall mean (a) any "reportable event", as defined
                -----------
in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan and with respect to which the PBGC has neither waived the reporting requirements nor publicly announced that it will not impose monetary penalties for failure to meet the reporting requirements; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to
Section 401(a)(29) of the Code or

Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or
Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of TRS, Finco, Leasco or any of their respective ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by TRS, Finco, Leasco or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by any of TRS, Finco, Leasco or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect
                                            ----------------------
to a Plan pursuant to which Finco, Leasco, the Lessee or any of their respective Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which TRS, Finco, Leasco or any of their respective Subsidiaries could otherwise be liable; and (i) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in liability of TRS, Finco or Leasco (other than for the payment of premiums to the PBGC or the payment of contributions to any such Plan or Multiemployer Plan made in the ordinary course of business).

               "Event of Bankruptcy" shall be deemed to have occurred with
                -------------------
respect to a Person if either:

                (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the Federal bankruptcy laws or other similar laws now or hereafter in effect; or

                (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

                (c) if such Person is a corporation or similar entity, its board of directors shall vote to implement any of the actions set forth in clause (b) above.

               "Excluded Taxes" is defined in Section 5.06(a) of the Liquidity
                --------------
Agreement.

               "Federal Funds Rate" means, with respect to any day, an interest
                ------------------
rate per annum equal to

                (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day

(or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or,

               (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Liquidity Agent from three federal funds brokers of recognized standing selected by it.

               "Fee Letter" means, collectively (i) the fee letter dated August
                ----------
7, 1997, among Citicorp Securities, Inc., the Liquidity Agent, the Agent and Finco and (ii) the fee letter dated May 9, 1997, between Finco and the Depositary .

               "Financial Officer" means, with respect to any corporation, the
                -----------------
chief financial officer, vice-president-finance, principal accounting officer, controller or treasurer of such corporation.

               "Finco" means FCTR, Inc., a Delaware corporation.
                -----

               "Finco Agent" means those officers, employees and agents of Finco
                -----------
whose signatures and incumbency shall have been certified to the Agent pursuant to clause (a) of Section 3.01 of the Collateral Agreement or in such other certificates as may be delivered by Finco to the Agent from time to time as duly authorized to act, and to give instructions and notices, on behalf of Finco, under the Collateral Agreement.

               "Finco Agreements" means the Loan Agreement, the Loan Note, the
                ----------------
Liquidity Agreement and any other Related Document to which Finco is a party.

               "Finco Incumbency Certificate" is defined in Section 3.01(a) of
                ----------------------------
the Collateral Agreement.

               "Finco Obligations" is defined in Section 2.01 of the Collateral
                -----------------
Agreement.

               "Finco's Carrying Cost Interest Rate" means for any period, the
                -----------------------------------
interest rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of (a) interest payable (including the portion of such interest representing dealer fees) by Finco during such period on the outstanding Commercial Paper Notes (based on the weighted-average commercial paper rate), Liquidity Advances and other Obligations (including, in each case, any post-default interest with respect to such Obligations), (b) the monthly portion of the quarterly fees payable by Finco pursuant to Section 4.05(a) of the Liquidity Agreement and (c) all operating expenses and other liabilities payably by Finco during such period (other than amounts payable by Leasco pursuant to Section
13.04 of the Loan Agreement) and the denominator of which is the average daily outstanding principal amount of all Loans outstanding at any time during such period.

               "Fleet" means all Eligible Vehicles owned by Leasco from time to
                -----
time, considered as a group.

               "Fleet Disposition Limit" means that number of Vehicles equal to
                -----------------------
the lesser of (i) one-twelfth of the Vehicles in the Fleet by absolute count or
(ii) the number of Vehicles in the Fleet representing an aggregate Net Book Value (measured as of the dates of the respective sales of such Vehicles) of one-twelfth of the Net Book Value of the Fleet, in each case measured immediately prior to the first day of the applicable month.

               "Ford" means Ford Motor Company, an Eligible Chassis
                ----
Manufacturer.

               "GAAP" means the generally accepted accounting principles
                ----
promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

               "GMC" means General Motors Corporation, an Eligible Chassis
                ---
Manufacturer.

               "Government Obligations" means direct obligations of, or
                ----------------------
obligations the timely payment of principal of and interest on which is fully and unconditionally guaranteed by, the United States of America and U.S. Treasury REFCORPS.

               "Governmental Authority" means any Federal, state, local or
                ----------------------
foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or other administrative or regulatory body.

               "Hazardous Substance" or "Hazardous Material" means all explosive
                -------------------      ------------------
or radioactive substances or wastes, hazardous or toxic substances or wastes, pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

               "herein", "hereof", "hereto", "hereunder" and similar terms
                ------    ------    ------    ---------
contained in any Related Document refer to such Related Document as a whole and not to any particular Section, paragraph or provision of such Related Document.

               "Holder" means the holder from time to time of any Commercial
                ------
Paper Note.

               "Included Taxes" is defined in Section 5.06 of the Liquidity
                --------------
Agreement.

               "including" shall be deemed to be followed by the words "without
                ---------
limitation" and means including without limiting the generality of any description preceding such term, and, for purposes of each Related Document, the parties thereto agree that the rule of ejusdem generis shall not be applicable
                                       ------- -------
to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

               "Incumbency Certificate" is defined in Section 2 of the
                ----------------------
Depositary Agreement.

               "Indebtedness", as applied to any Person, means, without
                ------------
duplication, (a) all obligations of such Person for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(d) any obligation owed for all or any part of the deferred purchase price for property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), which purchase price is due more than six months after the date of placing such property in final service or taking final delivery and title thereto or the completion of such services, (e) all indebtedness of others secured by any Lien on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person (provided that if the obligations so secured have not been assumed by such Person, such obligations shall be deemed to be in an amount equal to the fair market value of such property as determined in good faith by the board of directors of such Person and (f) all Contingent Obligations of such Person in respect of any of the foregoing.

               "Indemnified Liabilities" is defined for purposes of (a) the Loan
                -----------------------
Agreement in Section 13.05 thereof and (b) the Liquidity Agreement in Section
11.04 thereof.

               "Indemnified Parties" is defined in Section 11.04 of the
                -------------------
Liquidity Agreement.

               "Independent Director" means a director who is not, and never
                --------------------
was, (a) a stockholder, director, officer, employee, affiliate, associate, customer or supplier of, or any Person that has received any benefit (excluding, however, any compensation received by the directors, in such Person's capacity as such director) in any form whatsoever from, or any Person that has provided any service (excluding, however, any service provided by such director, in such Person's capacity as such director) in any form whatsoever to, TRS or Leasco or any of their Affiliates or associates, or (b) any Person owning beneficially, directly or indirectly, any outstanding shares of common stock of TRS or Leasco or any of their Affiliates, or a stockholder, director, officer, employee, affiliate, associate, customer or supplier of, or any Person that has received any benefit (excluding, however, any compensation received by such director, in such Person's capacity as such director) in any form whatsoever from, or any Person that has provided any service (excluding, however, any service provided by such director, in such Person's capacity as such director) in any form whatsoever to, such beneficial owner or any of such beneficial owner's Affiliates or associates; provided that the ownership of up to 5% of any class
                          --------
of stock (other than stock of Finco) listed on a national securities exchange shall not prevent an individual from meeting the foregoing requirements. Further, if any individual who would otherwise satisfy the requirements set forth in clauses (a) and (b) above was at one time an Independent Director of TRS or a Subsidiary of TRS, such individual shall be considered to satisfy clause (a) above despite such prior affiliation.

               "Initial Vehicles" means those trucks leased pursuant to the
                ----------------
Original Lease Agreement immediately prior to the Closing Date.

               "Interest Period" means (a) with respect to any LIBOR Advance (i)
                ---------------
made at such a time when Commercial Paper Notes are Outstanding, a 30-day or 60-day period commencing on the date of such LIBOR Advance and (ii) made at such a time when no Commercial Paper Notes are Outstanding, a 30-day, 60-day, 90-day or 180-day period commencing on the date of such LIBOR Advance, in each case, as selected by Finco in its Borrowing Request; and (b), with respect to any Base Rate Advance (i) made at such a time when Commercial Paper Notes are Outstanding,, a period commencing on the date of such Base Rate Advance and ending on a Business Day no later than 60 days after such date and (ii) made at such time when no Commercial Paper Notes are Outstanding, no later than 180 days after such date, in each case, as selected by Finco in its Borrowing Request; provided, however, that any Liquidity Advance occurring after the occurrence of
--------  -------
an Amortization Event and during such period that Commercial Paper Notes are Outstanding shall not have an Interest Period shorter than the lesser of (x) 58 days and (y) that number of days elapsing between the date of such Liquidity Advance and the date upon which no Commercial Paper Note will be Outstanding; provided, further, that if any such period would otherwise end on a day which is
--------  -------
not a Business Day, the Interest Period shall instead end on the next succeeding Business Day; and provided, further that in the case of the Interest Period for
                  --------  ------
a LIBOR Advance, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

               "Investment Company Act" means the Investment Company Act of
                ----------------------
1940, as amended.

               "IPO" shall mean a fully distributed initial public offering of
                ---
common stock of TRS pursuant to an effective registration statement under the Securities Act of 1933.

               "Issuance Certificate" is defined in Section 5.02(d) of the
                --------------------
Collateral Agreement.

               "L.A. Agents" means those officers, employees and agents of the
                -----------
Liquidity Agent whose signatures and incumbency shall have been certified to the Agent pursuant to clause (c) of Section 3.01 of the Collateral Agreement or in such other certificates as may be delivered by the Liquidity Agent to the Agent from time to time as duly authorized to act, and to give instructions and notices, on behalf of the Liquidity Agent, under the Collateral Agreement.

               "Leasco" means RCTR, Inc., a Delaware corporation.
                ------

               "Leasco Agents" means those officers, employees and agents of
                -------------
Leasco whose signatures and incumbency shall have been certified to the Agent pursuant to clause (d) of Section 3.01 of the Collateral Agreement or in such other certificates as may be delivered by Leasco to the Agent from time to time as duly authorized to act, and to give instructions and notices, on behalf of Leasco, under the Collateral Agreement.

               "Leasco Incumbency Certificate" is defined in Section 3.01(d) of
                -----------------------------
the Collateral Agreement.

               "Leasco Liability" means any liability (whether known or unknown,
                ----------------
whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), obligation or commitment of Leasco and its Subsidiaries, including any liability for taxes.

               "Lease" means the Base Lease, together with all Lease Annexes, as
                -----
the same may be amended, modified or supplemented from time to time in accordance with its terms.

               "Lease Annex" means the Annex to the Base Lease, as the same may
                -----------
be amended, supplemented or modified from time to time in accordance with its terms.

               "Lease Commencement Date" is defined in Section 3.2 of the Lease.
                -----------------------                -----------

               "Lease Event of Default" is defined in Section 15.1 of the Lease.
                ----------------------                ------------

               "Lease Expiration Date" is defined in Section 3.2 of the Lease.
                ---------------------                -----------

               "Lease File" means, the information relating to the Lease held by
                ----------
the Agent which shall include: (i) an executed original counterpart of the Lease that constitutes "chattel paper" for purposes of the applicable UCC; (ii) an appropriate form of acknowledgment (such acknowledgment to be satisfied by the delivery of the Monthly Vehicle Statement) evidencing delivery and acceptance of the Vehicles subject to the Lease; (iii) Lessee's corporate resolutions and secretary's certificate, as appropriate for the Transactions; (iv) copies of any documentation relating to the purchase or Lease of the Vehicles subject to the Lease; and (v) documentation evidencing insurance policies related to the Vehicles, if any.

               "Lease Payments" is defined in Section 4.01(a) of the Collateral
                --------------
 Agreement.

               "Lessee" means Ryder TRS, Inc., in its capacity as lessee under
                ------
the Lease, or any successor by merger to Ryder TRS, Inc. in accordance with
Section 23.1 of the Lease, or any other permitted successor or assignee of Ryder
------------
TRS, Inc., in its capacity as Lessee, pursuant to Section 14 of the Lease.
                                                  ----------

               "Lessor" means RCTR, Inc. in its capacity as the lessor under
                ------
the Lease.

               "Lender Party" is defined in Section 13.05 of the Loan Agreement.
                ------------

               "Letter" is defined in Section 6(a) of the Depositary Agreement.
                ------

               "Liabilities" means all obligations to Finco of Leasco arising
                -----------
under or in connection with the Loan Agreement or the Loan Note, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due including interest accruing after the filing of a bankruptcy petition whether or not allowed as a claim.

               "LIBOR" means, relative to any Interest Period for any LIBOR
                -----
Advance: (a) the rate for deposits in U.S. dollars for a period equal to such Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two Business Days preceding the first day of such Interest Period, or (b) if such rate does not appear on Telerate Page 3750, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to each Reference Lender's LIBOR Office in the London interbank market by first class banks as at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of each such LIBOR Advance and for a period equal to such Interest Period. If any Reference Lender fails to provide its offered quotation to the Liquidity Agent, LIBOR shall be determined on the basis of the offered quotations) by the other Reference Lender(s). The Liquidity Agent will give notice promptly to Finco and the Agent of changes in LIBOR.

               "LIBOR Advance" means a Liquidity Advance under the Liquidity
                -------------
Agreement bearing interest, at all times during the Interest Period applicable thereto at a fixed rate of interest determined by reference to LIBOR.

               "LIBOR Office" means, relative to any Reference Lender, Liquidity
                ------------
Lender or the Agent, as the case may be, the office of such Reference Lender, Liquidity Lender or the Agent, as the case may be, designated as such below its signature to the Liquidity Agreement or such other office of such Reference Lender, Liquidity Lender or the Agent, as the case may be, as designated from time to time by notice from such Reference Lender, Liquidity Lender or the Agent, as the case may be, to Finco and the Liquidity Agent, whether or not outside the United States, which shall be making or maintaining LIBOR Advances of such Reference Lender or Liquidity Lender, as the case may be, under the Liquidity Agreement.

               "LIBOR Reserve Percentage" means, relative to any Interest Period
                ------------------------
for LIBOR Advances of any Liquidity Lender, the reserve percentage (expressed as a decimal) equal to the aggregate reserve requirements of such Liquidity Lender (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as then currently defined in Regulation D of the Board, having a term approximately equal or comparable to such Interest Period.

               "Lien" means, when used with respect to any Person, any interest
                ----
in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.

               "Limited Amortization Event" is defined in Section 9.03 of the
                --------------------------
Liquidity Agreement.

               "Liquidation Event of Default" means any event or condition with
                ----------------------------
respect to TRS, Leasco or Finco of the type described in Section 9.01(f) of the Liquidity Agreement.

               "Liquidation Servicer" means the entity selected by the Agent
                --------------------
upon a Liquidation Event of Default to conduct a liquidation of the Vehicles with the consent of the Majority Banks, in its capacity as Liquidation Servicer.

               "Liquidity Advance" means any Revolving Advance, any Refunding
                -----------------
Advance, any Commitment Termination Date Liquidity Advance, or any combination thereof, as the context may require.

               "Liquidity Advance Interest Payment Deficit" means, with respect
                ------------------------------------------
to a Payment Date, any shortfall in the amounts paid on such Payment Date by Finco to the Liquidity Agent (on behalf of the Liquidity Lenders) in respect of any payments of interest due on such Payment Date from Finco under the Liquidity Agreement.

               "Liquidity Advance Notes" means, with respect to any Liquidity
                -----------------------
Lender, the Revolving Note and the Refunding Note issued to such Liquidity Lender by Finco.

               "Liquidity Agent" means Citibank, as agent for the Liquidity
                ---------------
Lenders, or such other Person as shall have subsequently been appointed as the successor Liquidity Agent pursuant to Section 10.04 of the Liquidity Agreement.

               "Liquidity Agent Incumbency Certificate" is defined in Section
                --------------------------------------
3.01(c) of the Collateral Agreement.

               "Liquidity Agreement" means the Liquidity Agreement, dated as of
                -------------------
the Closing Date among Finco, the Liquidity Lenders and the Liquidity Agent, as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

               "Liquidity Commitment" means, as to any Liquidity Lender, the
                --------------------
amount set forth on the signature pages of the Liquidity Agreement for such Liquidity Lender as its Liquidity Commitment or set forth in its Assignment and Acceptance, as such amount may be increased or decreased from time to time pursuant to Section 3.03, 3.04, 5.09 or 11.11(b) of the Liquidity Agreement.

               "Liquidity Commitment Agreement" means a Liquidity Commitment
                ------------------------------
Agreement substantially in the form of Exhibit K to the Liquidity Agreement.

               "Liquidity Commitment Termination Date" means the earlier to
                -------------------------------------
occur of

                (a) the date on which the Aggregate Liquidity Commitment has been terminated in full or reduced to zero pursuant to Section 3.03 or 9.02 of the Liquidity Agreement; and

                (b) the Scheduled Liquidity Commitment Termination Date.

               "Liquidity Documents" means the Liquidity Agreement, the
                -------------------
Liquidity Advance Notes, any Borrowing Request, any Continuation/ Conversion Notice, any Liquidity Commitment Agreement, any Assignment and Acceptance, the Closing Date Certificate, and each other agreement, instrument, certificate or other document delivered in connection therewith.

               "Liquidity Lender Account" means the account established pursuant
                ------------------------
to Section 3.07(a) of the Liquidity Agreement.

               "Liquidity Lenders" is defined in the preamble of the Liquidity
                -----------------
Agreement.

               "Liquidity Participant" is defined in Section 11.11(b) of the
                ---------------------
Liquidity Agreement.

               "Loan Agreement" means the Loan Agreement, dated as of the
                --------------
Closing Date, between Finco, as the lender thereunder, and Leasco, as the borrower thereunder, substantially in the form of Exhibit G to the Liquidity Agreement, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

               "Loan Closing Date" means the date on which the initial Loans are
                -----------------
made by the Lender under the Loan Agreement.

               "Loan Collateral" shall have the meaning set forth in Section
                ---------------
4.01(a) of the Collateral Agreement.

               "Loan Commitment" is defined in Section 2.01 of the Loan
                ---------------
Agreement.

               "Loan Commitment Amount" shall mean, as of any date, the Program
                ----------------------
Size less the aggregate discount on Commercial Paper Notes outstanding on such date.

               "Loan Commitment Termination Date" means the earliest to occur of
                --------------------------------
(a) a Loan Event of Default described in Section 12.01(b) of the Loan Agreement;
(b) a Loan Event of Default other than the one referred to in the foregoing clause (a) and the declaration of a Loan Event of Default by the Lender pursuant to Section 12.02 of the Loan Agreement; and (c) an Amortization Event under the Liquidity Agreement.

               "Loan Event of Default" means any of the events described in
                ---------------------
Section 12.01 of the Loan Agreement.

               "Loan Note" is defined in Section 3.01 of the Loan Agreement.
                ---------

               "Loan Request" means a loan request, substantially in the form of
                ------------
Exhibit B-1 to the Loan Agreement, executed by an Authorized Officer of Leasco.

               "Loan Request Response" means a loan request response,
                ---------------------
substantially in the form of Exhibit B-2 to the Loan Agreement, signed by an Authorized Officer of the Lender.

               "Loans" is defined in Section 2.01 of the Loan Agreement.
                -----

               "Majority Banks" means, at any time, Liquidity Lenders holding,
                --------------
in the aggregate, Liquidity Commitments equaling or exceeding 66-2/3% of the Aggregate Liquidity Commitment; provided, however, that any Liquidity Lender
                                --------  -------
that has defaulted in making a Liquidity Advance shall (if such default is then continuing) be considered to have a Liquidity Commitment equal to its Outstanding Liquidity Advances; and provided further that the Liquidity
                                    ----------------
Commitment of any Liquidity Lender whose Liquidity Commitment has been drawn, terminated and not repaid shall equal the unpaid or unreimbursed balance of its Liquidity Advances.

               "Management Investors" means management and other employees of
                --------------------
TRS and its Subsidiaries who are as of the Closing Date or become in the future purchasers of common stock of TRS pursuant to any Option Plan.

               "Manufacturer" means each of the Eligible Box Manufacturers and
                ------------
Eligible Chassis Manufacturers.

               "Manufacturer Ineligibility Event" shall mean, with respect to
                --------------------------------
any Eligible Chassis Manufacturer an Event of Bankruptcy with respect to such Eligible Chassis Manufacturer.

               "Margin Stock" shall have the meaning assigned to such term in
                ------------
Regulation U of the Board.

               "Market Adjustment Percentage" means the greater of (a) zero and
                ----------------------------
(b) on any Determination Date occurring in March, June, September or December, that percentage represented by one minus the quotient of (i) the aggregate Market Value of the Fleet as of such Determination Date divided by (ii) the product of (A) the Net Book Value of the Fleet multiplied by (B) the Market Test Percentage, in each case as of such Determination Date; provided, however, that
                                                        --------  -------
if on any Determination Date clause (b) is found to be greater than clause (a) of this definition, the percentage calculated pursuant to clause (b) hereof shall be the Market Adjustment Percentage until the earliest of (x) the anniversary of such Determination Date and (y) the next Determination Date upon which clause (b) above is calculated as being greater than the then-current Market Adjustment Percentage.

               "Market Test Percentage" means, with respect to each of the full
                ----------------------
years ending on July 31 of 1998, 1999, 2000, 2001 and each year thereafter, 100%, 98.5%, 97%, 95.5% and 94%, respectively.

               "Market Value" means, as of any date of determination, with
                ------------
respect to the Vehicles in the Fleet, the aggregate Resale Value of such Vehicles as calculated by reference to the applicable Resale Value Table for the Truck Category to which each Vehicle in the Fleet relates.

               "Master Note" means the form of Commercial Paper Note attached to
                -----------
the Depositary Agreement as Exhibit E thereto.

               "Material Adverse Effect" means, with respect to any occurrence,
                -----------------------
event or condition:

                (a) a materially adverse effect on the financial condition, business, assets, operations or business prospects of TRS and its Subsidiaries taken as a whole, other than a materially adverse effect on the business prospects of TRS and its Subsidiaries taken as a whole that have similarly affected TRS's major competitors;

                (b) a materially adverse effect on the ability of (i) TRS to perform its material obligations under any of the Related Documents to which it is a party, (ii) Leasco to perform its material obligations under any of the Related Documents to which it is a party or (iii) Finco to perform its material obligations under any of the Related Documents to which it is a party; or

                (c) an adverse effect on (i) the enforceability of any of the Related Documents (ii) on the priority or perfection of Finco's or the Agent's Lien on a material portion of the Loan Collateral or Assigned Collateral.

               "Maximum Vehicle Lease Term" is defined in paragraph 5 of the
                --------------------------                -----------
Lease Annex.

               "Monthly Base Rent" with respect to the Vehicles is defined in
                -----------------
the Lease Annex.

               "Monthly Report" means a report, substantially in the form of
                --------------
Attachment C to the Loan Agreement, duly completed and certified by a Responsible Officer of Finco.

               "Monthly Vehicle Statement" means a statement, substantially in
                -------------------------
the form of Attachment F to the Loan Agreement.

               "Moody's" means Moody's Investors Service, Inc.
                -------

               "Multiemployer Plan" shall mean a multiemployer plan as defined
                ------------------
in Section 4001(a)(3) of ERISA.

               "Net Book Value" means (a), with respect to each Vehicle, such
                --------------
Vehicle's Capitalized Cost minus the aggregate Depreciation Charges accrued with
                           -----
respect to such Vehicle through the last day of the Related Month and (b), with respect to the Fleet, the sum of the Capitalized Costs of each Vehicle included in the Fleet minus the aggregate Depreciation Charges accrued with respect to such Vehicles through the last day of the Related Month.

               "Obligations" means, with respect to any person, all obligations
                -----------
(monetary or otherwise, including fixed and contingent obligations) arising under or in connection with the Liquidity Agreement, the Liquidity Advance Notes and each other Liquidity Document.

               "Offering Memorandum" means the offering memorandum of Finco used
                -------------------
by Finco or the Dealers from time to time in connection with the offering and sale of the Commercial Paper Notes, as the same may be amended, supplemented or modified.

               "Officer's Certificate" means a certificate signed by an
                ---------------------
Authorized Officer of TRS, Finco or Leasco, as appropriate.

               "Old Ryder" shall mean Ryder Truck Rental, Inc., a Florida
                ---------
corporation.

               "Option Plan" shall mean any employee stock option or stock
                -----------
purchase plan or other employee benefit plan of TRS or any of its Subsidiaries in existence from time to time.

               "Organic Document" means, with respect to any Person, its
                ----------------
certificate or articles of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

               "Original Lease Agreement" is defined in the introductory
                ------------------------
paragraph of the Lease.

               "Other Taxes" is defined in Section 5.06(c) of the Liquidity
                -----------
Agreement.

               "Outstanding" means (a) with respect to Commercial Paper Notes,
                -----------
all Commercial Paper Notes issued at any time under the Depositary Agreement, except (i) Commercial Paper Notes which have been paid through the Depositary,
------
(ii) matured Commercial Paper Notes which have not been presented for payment but funds for the payment of which are on deposit in the Commercial Paper Account established with respect thereto and are available for payment of such Commercial Paper Notes, (iii) matured Commercial Paper Notes with respect to which a Borrowing Request has been honored but funds for the payment of which have not yet been deposited in the Commercial Paper Account or (iv) Commercial Paper Notes which have been sold, but with respect to which funds have not yet been received in connection with such sale; and (b) with respect to Liquidity Advances, all Liquidity Advances made by the Liquidity Lenders, pursuant to the Liquidity Agreement, and not repaid by Finco, except Liquidity Advances to be
                                              ------
repaid from the proceeds of Commercial Paper Notes being issued on the date of such repayment.

               "Payment Date" means the 25th day of each month, or, if such day
                ------------
is not a Business Day, the next succeeding Business Day.

               "PBGC" means the Pension Benefit Guaranty Corporation referred to
                ----
and defined in ERISA.

               "Percentage" means, relative to any Liquidity Lender, a fraction
                ----------
(expressed as a percentage) obtained by dividing (a) the Liquidity Commitment of such Liquidity Lender by (b) the Aggregate Liquidity Commitment.

               "Permitted Holder" means Questor and any Affiliate thereof that
                ----------------
is reasonably satisfactory to the Liquidity Agent.

               "Permitted Liens" means mechanics', materialmen's, landlords',
                ---------------
warehousemen's and carriers' Liens, and other Liens imposed by law, securing obligations arising in the ordinary course of business that are not yet due or are being contested in good faith.

               "Person" means any natural person, corporation, business trust,
                ------
joint venture, association, company, limited liability company, partnership, joint stock company, trust, unincorporated organization or Governmental Authority.

               "Plan" means any "employee pension benefit plan", as such term is
                ----
defined in ERISA, which is subject to Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA and in respect of which Finco, Leasco, TRS or any of their ERISA Affiliates is (or, if such plan is terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

               "Potential Amortization Event" means any occurrence or event
                ----------------------------
which, after notice or lapse of time or both, would constitute an Amortization Event.

               "Potential Lease Event of Default" means an event which with the
                --------------------------------
giving of notice or lapse of time or both would constitute a Lease Event of Default.

               "Potential Loan Event of Default" means an event which, with the
                -------------------------------
giving of notice or lapse of time or both, would constitute a Loan Event of Default.

               "Potential Limited Amortization Event" means an event which, with
                ------------------------------------
the giving of notice or lapse of time or both, would constitute a Limited Amortization Event.

               "Potential Liquidation Event of Default" means an event which,
                --------------------------------------
with the giving of notice or lapse of time or both, would constitute a Liquidation Event of Default.

               "Prime Rate" means the rate of interest most recently announced
                ----------
by Citibank at its Domestic Office as its corporate base rate; provided,
                                                               --------
however, that the Prime Rate is not necessarily intended to be the lowest rate
-------
of interest determined by Citibank in connection with extensions of credit.

               "Program Size" means, as of any date of determination the
                ------------
Aggregate Liquidity Commitment on such date (or, if the Liquidity Commitments of the Liquidity Lenders shall have been terminated pursuant to Section 9.02 of the Liquidity Agreement, the Aggregate Liquidity Commitment in effect immediately prior to such termination).

               "Properties" shall mean the properties owned and operated by TRS
                ----------
and its subsidiaries.

               "Qualifying Rentals" shall mean, with respect to any Vehicle, the
                ------------------
bona fide rental of such Vehicle by any person, other than an Affiliate of TRS or any Subsidiary, for a period of no more than 90 days, provided that such initial period of no more than 90 days may be extended or renewed for successive periods of no more than 90 days if (a) the aggregate length of such initial rental period and all extensions and renewals thereof does not exceed one year,
(b) there is no significant penalty or purchase obligation for any failure to extend or renew such rental and (c) such Vehicle is not identified with such person's name, color or logo (other than any legally required placard indicating the identity of such person).

               "Questor" means collectively Questor Partners Fund, L.P., a
                -------
Delaware limited partnership and Questor Side-by-Side Partners, L.P., a Delaware limited partnership.

               "Rating Agencies" means, collectively, S&P, Moody's and any other
                ---------------
nationally recognized rating agency approved by the Liquidity Agent, Finco and the Majority Banks.

               "Rating Downgrade" means, with respect to any Person, that the
                ----------------
rating assigned to such Person's short-term unsecured debt securities or short-term deposits by any Rating Agency shall be (a) withdrawn, (b) lower than the rating then assigned by such Rating Agency to the Commercial Paper Notes as of the Closing Date, or (c) lower than A-2 by S&P or P-2 by Moody's.

               "Reference Lenders" means Citibank, N.A. and The Chase Manhattan
                -----------------
Bank.

               "Refunding Advance" is defined in Section 3.01(b) of the
                -----------------
Liquidity Agreement.

               "Refunding Note" means, with respect to any Liquidity Lender, a
                --------------
promissory note issued to such Liquidity Lender by Finco, substantially in the form of Exhibit B to the Liquidity Agreement, evidencing the Refunding Advances by such Liquidity Lender to Finco, and all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

               "Register" is defined in Section 11.11 of the Liquidity
                --------
Agreement.

               "Regulation D" is defined in Section 4.02(a)(ii) of the Liquidity
                ------------
Agreement.

               "Regulatory Change" means any Applicable Law, interpretation,
                -----------------
directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement hereof, that becomes effective or is implemented or first required or expected to be complied with after the Closing Date, whether the same is the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court, regulatory authority or monetary authority, or any other action.

               "Related Documents" means, collectively, the Lease, the Liquidity
                -----------------
Documents, the Loan Agreement, the Collateral Agreement, the Depositary Agreement, the Dealer Agreement, the Loan Note, the Custody Agreement, the Fee Letter and the Vehicle Title Nominee Agreement.

               "Related Month" means, with respect to any Payment Date or other
                -------------
date, the most recently ended calendar month and, with respect to any date on which there is a payment or a prepayment of principal under the Loan Agreement, at maturity or otherwise, the calendar month during which such payment or prepayment of principal occurs; provided, however, that the initial Related
                                --------  -------
Month shall be the period from and including the Closing Date to and including the last day of the calendar month in which such closing occurs.

               "Release" shall mean any spilling, leaking, pumping, pouring,
                -------
emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the environment.

               "Remedial Action" shall mean (a) "remedial action" as such term
                ---------------
is defined in CERCLA, 42 U.S.C. Section 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken to: (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the environment; (ii) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health, welfare or the environment; or (iii) perform studies and investigations in connection with, or as a precondition to, (i) or
(ii) above.

               "Rent" is defined in paragraph 9 of the Lease Annex.
                ----                -----------

               "Repayment Distribution" shall mean the distribution by Leasco to
                ----------------------
TRS on the Closing Date of the proceeds from Loans made by Finco to Leasco for the purpose of retiring all existing obligations with respect to the Fleet.

               "Representative Model" means the truck model which represents at
                --------------------
least 50% of the applicable Truck Category; provided that if no truck model
                                            -------------
represents at least 50% of the applicable Truck Category, then the Representative Model for such Truck Category shall be determined by averaging the Resale Value for the Truck Models representing at least 50% of such Truck Category.

               "Required Enhancement Percentage" means the sum of (a) 19.5% (or
                -------------------------------
such other percentage as shall then be required by the Rating Agencies to maintain the then current rating (but not less than A-1 by S&P and not less than Prime-1 by Moody's) on the Commercial Paper Notes); (b) the Disposition Shortfall Percentage as of the most recent Determination Date and (c) the Market Adjustment Percentage as of the most recent Determination Date.

               "Requirements of Law" means, with respect to any Person or any of
                -------------------
its property, the certificate of incorporation or articles of association and by-laws, certificate of limited partnership, limited partnership agreement or other organizational or governing documents of such Person, and any law, ordinance, treaty, rule or regulation, requirement or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including usury laws, the Federal Truth in Lending Act and retail installment sales acts).

               "Resale Value Table" means, with respect to each Truck Category,
                ------------------
as of any date of determination, the table constructed by plotting the Resale Value of the Representative Model of such Truck Category at all applicable periods from zero to 120 months.

               "Resale Value" means, with respect to any Vehicle, as of any date
                ------------
of determination, the product of (i) the Adjustment Factor multiplied by (ii) the value determined by reference to the Third-Party Data Source.

               "Responsible Officer" of any corporation means, with respect to
                -------------------
any of the Related Documents, any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of such Related Document.

               "Revolving Advance" is defined in Section 3.01(a) of the
                -----------------
Liquidity Agreement.

               "Revolving Advance Commitment Termination Date" means the earlier
                ---------------------------------------------
to occur of

               (a) the Liquidity Commitment Termination Date; and

               (b) the Amortization Commencement Date.

               "Revolving Note" means, with respect to any Liquidity Lender, a
                --------------
promissory note issued to such Liquidity Lender by Finco, substantially in the form of Exhibit A to the Liquidity Agreement, evidencing the Revolving Advances by such Liquidity Lender to Finco, and all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

               "S&P" means Standard & Poor's Ratings Group, a division of the
                ---
McGraw-Hill Companies, Inc.

               "Scheduled Amortization Event" means any Amortization Event set
                ----------------------------
forth in Section 9.01(1) of the Liquidity Agreement.

               "Scheduled Liquidity Commitment Termination Date" means, for any
                -----------------------------------------------
Liquidity Lender, the day which is 364 days after the Closing Date, as such date may be extended from time to time pursuant to Section 3.05 of the Liquidity Agreement.

               "Scheduled Maturity Date" means,
                -----------------------

               (a) except in the case of any Commitment Termination Date Liquidity Advance, with respect to any Liquidity Advances, the last day of the relevant Interest Period, but in any event not later than the date 18 months after the applicable Scheduled Liquidity Commitment Termination Date;

provided, however, that after the occurrence of an Amortization Event, the
--------  -------
Scheduled Maturity Date shall mean the date 18 months after the Amortization Commencement Date, if any; and

               (b) with respect to any Commitment Termination Date Liquidity Advance the date 18 months after the date on which such advance is made; provided, however, that after the occurrence of an Amortization Event, the Scheduled Maturity Date shall mean the date 18 months after the Amortization Commencement Date, if any.

               "Secured Parties" is defined in Section 4.01(b) of the
                ---------------
Collateral Agreement.

               "Servicer" means TRS, in its capacity as servicer of Vehicles.
                --------

               "Specified Period" is defined in Section 5.10 of the Liquidity
                ----------------
Agreement.

               "Subordinated Notes" means the 10% Senior Subordinated Notes due
                ------------------
2006 of TRS in the original aggregate principal amount of 175,000,000.

               "Subsequently Acquired Vehicles" means all trucks acquired by the
                ------------------------------
Lessor after the Closing Date pursuant to a Vehicle Order delivered to the Lessor by the Lessee.

               "Subsidiary" means, with respect to any Person (herein referred
                ----------
to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or (b) that is, at the time any determination is made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

               "Taxes" is defined in Section 5.06 of the Liquidity Agreement.
                -----

               "Term" is defined in Section 3.2 of the Lease.
                ----                -----------

               "Termination Advance Account" is defined in Section 5.01(a) of
                ---------------------------
the Collateral Agreement.

               "Third-Party Data Source" means the Truck Blue Book Official Used
                -----------------------
Truck Valuations published by National Reports, Inc.; provided, however, that if
                                                      --------  -------
such publication ceases to be published, the Third-Party Data Source will be an independent third-party selected by the Agent and approved by each Rating Agency.

               "Title Documentation" is defined in Section 12.3 of the Lease.
                -------------------

               "Transactions" is defined in Section 7.02 of the Liquidity
                ------------
Agreement.

               "TRS" means Ryder TRS, Inc., a Delaware corporation.
                ---

               "Truck Category" means, as applicable, 10-foot, 15-foot, 20-foot
                --------------
gas, 20-foot diesel, 24-foot gas, 24-foot diesel and any other category of Vehicles owned by Lessor from time to time.

               "type" means, relative to any Liquidity Advance under the
                ----
Liquidity Agreement the portion thereof, if any, being maintained as a Base Rate Advance or a LIBOR Advance.

               "UCC" means the Uniform Commercial Code as in effect from time to
                ---
time in the specified jurisdiction.

               "United States" or "U.S." means the United States of America, its
                -------------      ----
fifty States and the District of Columbia.

               "Upfront Fee" is defined in Section 4.05(b) of the Liquidity
                -----------
Agreement.

               "Vehicle" means each Initial Vehicle and each Subsequently
                -------
Acquired Vehicle owned by Leasco as of the Closing Date or purchased by Leasco after the Closing Date.

               "Vehicle Acquisition Schedule" is defined in Section 2.2 of the
                ----------------------------                -----------
Lease.
               "Vehicle Lease Commencement Date" is defined in Section 3.1 of
                -------------------------------                -----------
the Lease.

               "Vehicle Lease Expiration Date", with respect to each Vehicle,
                -----------------------------
means the earliest of (i) the Disposition Date for such Vehicle, (ii) if such Vehicle becomes a Casualty, the date funds in the amount of the Net Book Value thereof are received by the Lessor from the Lessee in accordance with the Lease, and (iii) the last day of the Maximum Vehicle Lease Term.

               "Vehicle Order" is defined in Section 2.2 of the Lease.
                -------------

               "Vehicle Perfection and Documentation Requirements" means, with
                -------------------------------------------------
respect to a Vehicle, submission of an application for the issuance of a Certificate of Title for such Vehicle with the department of registry of motor vehicles of the applicable state in which such Vehicle is to be registered, which such application shall reflect the following: Leasco, as the registered owner and the Agent as the first lienholder.

               "Vehicle Term" is defined in Section 3.1 of the Lease.
                ------------

               "Vehicle Title Nominee Agreement" means the Vehicle Title Nominee
                -------------------------------
Agreement, dated as of October 17, 1996, between Old Ryder and Leasco, as amended.

               "VIN" means vehicle identification number.
                ---

               "Withdrawal Liability" means liability to a Multiemployer Plan as
                --------------------
a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in part I of Subtitle E of Title IV of ERISA.

               "written" or "in writing" means any form of written
                -------      ----------
communication, including by means of telex, telecopier device, telegraph or cable.